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                           SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                            DATED AS OF JULY 27, 1999

  (Originally Dated as of June 24, 1997; First Restatement Date: May 13, 1998)

                                      among

                                BRIGHTPOINT, INC.

                                       and

                         BRIGHTPOINT INTERNATIONAL LTD.,

                          AS BORROWERS AND GUARANTORS,

              THE OTHER GUARANTORS FROM TIME TO TIME PARTY HERETO,
                  THE FINANCIAL INSTITUTIONS FROM TIME TO TIME
                            PARTY HERETO, AS LENDERS,


                    BANK ONE, INDIANA, NATIONAL ASSOCIATION,
                             as Administrative Agent


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                                 SIDLEY & AUSTIN
                            One First National Plaza
                             Chicago, Illinois 60603


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
                                TABLE OF CONTENTS


ARTICLE I:  DEFINITIONS...........................................................................................2
         1.1  Certain Defined Terms...............................................................................2
         1.2  Supplemental Disclosure............................................................................40
         1.3  Currency Equivalents...............................................................................41
         1.4  Amendment and Restatement of Original Credit Agreement.............................................41
         1.5  Redesignation of the Original Administrative Agent.................................................41

ARTICLE II:  THE CREDITS.........................................................................................42
         2.1  Revolving Loans to Brightpoint and BPI.............................................................42
         2.2  Swing Line Loans...................................................................................42
         2.3  Alternate Currency Facility........................................................................44
         2.4  Conversion of Alternate Currency Credits; Risk Sharing by All Lenders in
                  Alternate Currency Credits.....................................................................47
         2.5  Optional Payments; Mandatory Prepayments...........................................................52
                  (A)  Optional Payments.........................................................................52
                  (B)  Mandatory Prepayments.....................................................................53
         2.6  Reduction of Commitments...........................................................................53
         2.7  Method of Borrowing................................................................................53
         2.8  Method of Selecting Types and Interest Periods for Advances; Determination of Applicable Margins...54
                  (a)  Method of Selecting Types and Interest Periods for Advances...............................54
                  (b)  Determination of Applicable Margins, Applicable Letter of Credit Fee and
                         Applicable Facility Fee.................................................................55
         2.9  Minimum Amount of Each Advance.....................................................................56
         2.10  Method of Selecting Types and Interest Periods for Conversion and
                  Continuation of Advances.......................................................................56
                  (A)  Right to Convert..........................................................................56
                  (B)  Automatic Conversion and Continuation.....................................................57
                  (C)  No Conversion Post-Default or Post-Unmatured Default......................................57
                  (D)  Conversion/Continuation Notice............................................................57
         2.11  Default Rate......................................................................................57
         2.12  Method of Payment.................................................................................57
         2.13  Notes, Telephonic Notices.........................................................................58
         2.14  Promise to Pay; Interest and Fees; Interest Payment Dates; Interest and
                  Fee Basis; Taxes; Loan and Control Accounts....................................................59
                  (A)  Promise to Pay............................................................................59
                  (B)  Interest Payment Dates....................................................................59
                  (C)  Fees......................................................................................59

                  (D)  Interest and Fee Basis....................................................................60
                  (E)  Taxes.....................................................................................60
                  (F)  Loan Account..............................................................................65
                  (G)  Control Account...........................................................................65
                  (H)  Entries Binding...........................................................................65
         2.15  Notification of Advances, Interest Rates, Prepayments, Aggregate Revolving
                  Loan Commitment Reductions and Initial Borrowing Base Adjustment...............................65
         2.16  Lending Installations.............................................................................66
         2.17  Non-Receipt of Funds by the Administrative Agent..................................................66
         2.18  Termination Date..................................................................................66
         2.19  Replacement of Certain Lenders....................................................................66
         2.20  Letter of Credit Facility.........................................................................67
         2.21  Facility Letter of Credit Participation...........................................................68
         2.22  Reimbursement Obligation..........................................................................69
         2.23  Cash Collateral...................................................................................70
         2.24  Facility Letter of Credit Fees....................................................................70
         2.25  Indemnification; Exoneration......................................................................71
         2.26  Judgment Currency.................................................................................72
         2.27  Market Disruption; Deposits Unavailable, Interest Rate Unascertainable or Inadequate;
                  Impracticability...............................................................................73
         2.28  Rounding and Other Consequential Changes..........................................................74

ARTICLE III:  CHANGE IN CIRCUMSTANCES............................................................................74
         3.1  Yield Protection...................................................................................74
         3.2  Changes in Capital Adequacy Regulations............................................................75
         3.3  Availability of Types of Advances..................................................................76
         3.4  Funding Indemnification............................................................................76
         3.5  Lender Statements; Survival of Indemnity...........................................................76

ARTICLE IV:  CONDITIONS PRECEDENT................................................................................77
         4.1  Effectiveness of this Agreement....................................................................77
         4.2  Each Advance and Letter of Credit..................................................................77
         4.3  Conditions Precedent to Initial Borrowing by each Subsidiary Borrower..............................78

ARTICLE V:  REPRESENTATIONS AND WARRANTIES.......................................................................79
         5.1  Organization; Powers...............................................................................79
         5.2  Authority..........................................................................................79
         5.3  No Conflict; Governmental Consents.................................................................80
         5.4  Financial Statements...............................................................................80
         5.5  No Material Adverse Change.........................................................................81
         5.6  Taxes..............................................................................................81

                  (A)  Tax Examinations..........................................................................81
                  (B)  Payment of Taxes..........................................................................81
         5.7  Litigation; Loss Contingencies and Violations......................................................81
         5.8  Subsidiaries.......................................................................................82
         5.9  ERISA..............................................................................................82
         5.10  Accuracy of Information...........................................................................83
         5.11  Securities Activities.............................................................................83
         5.12  Material Agreements...............................................................................83
         5.13  Compliance with Laws..............................................................................83
         5.14  Assets and Properties.............................................................................84
         5.15  Statutory Indebtedness Restrictions...............................................................84
         5.16  Post-Retirement Benefits..........................................................................84
         5.17  Insurance.........................................................................................84
         5.18  Contingent Obligations............................................................................84
         5.19  Restricted Junior Payments........................................................................85
         5.20  Labor Matters.....................................................................................85
         5.21  Environmental Matters.............................................................................85
         5.22  Foreign Employee Benefit Matters..................................................................86
         5.23  Year 2000 Issues..................................................................................86

ARTICLE VI:  COVENANTS...........................................................................................87
         6.1  Reporting..........................................................................................87
                  (A)  Financial Reporting.......................................................................87
                  (B)  Notice of Default.........................................................................88
                  (C)  Lawsuits..................................................................................89
                  (D)  Insurance.................................................................................89
                  (E)  ERISA Notices.............................................................................89
                  (F)  Labor Matters.............................................................................91
                  (G)  Other Indebtedness........................................................................91
                  (H)  Other Reports.............................................................................92
                  (I)  Environmental Notices.....................................................................92
                  (J)  Borrowing Base Certificate................................................................92
                  (K)  Other Information.........................................................................92
         6.2  Affirmative Covenants..............................................................................92
                  (A)  Existence, Etc............................................................................92
                  (B)  Powers....................................................................................93
                  (C)  Compliance with Laws, Etc.................................................................93
                  (D)  Payment of Taxes and Claims; Tax Consolidation............................................93
                  (E)  Insurance.................................................................................93
                  (F)  Inspection of Property; Books and Records; Discussions....................................94

                  (G)  Insurance and Condemnation Proceeds.......................................................94
                  (H)  ERISA Compliance..........................................................................95
                  (I)  Maintenance of Property...................................................................95
                  (J)  Environmental Compliance..................................................................95
                  (K)  Use of Proceeds...........................................................................95
                  (L)  Foreign Employee Benefit Compliance.......................................................95
                  (M)  Additional Guarantors/Pledge of Capital Stock.............................................96
                  (N)  Year 2000 Issues..........................................................................96
         6.3  Negative Covenants.................................................................................96
                  (A)  Indebtedness; Subsidiary Indebtedness.....................................................96
                  (B)  Sales of Assets...........................................................................98
                  (C)  Liens.....................................................................................98
                  (D)  Investments...............................................................................99
                  (E)  Contingent Obligations...................................................................100
                  (F)  Restricted Junior Payments...............................................................100
                  (G)  Conduct of Business; Subsidiaries; Acquisitions..........................................101
                  (H)  Transactions with Shareholders and Affiliates............................................102
                  (I)  Restriction on Fundamental Changes.......................................................102
                  (J)  Sales and Leasebacks.....................................................................102
                  (K)  Margin Regulations.......................................................................102
                  (L)  ERISA....................................................................................103
                  (M)  Issuance of Equity Interests.............................................................103
                  (N)  Organizational Documents.................................................................103
                  (O)  Other Indebtedness.......................................................................103
                  (P)  Fiscal Year..............................................................................104
                  (Q)  Hedging Obligations......................................................................104
         6.4  Financial Covenants...............................................................................104
                  (A)  Defined Terms for Financial Covenants....................................................104
                  (B)  Fixed Charge Coverage Ratio..............................................................106
                  (C)  Minimum Consolidated Book Equity.........................................................107
                  (D)  Maximum Adjusted Leverage and  Senior Debt Ratios........................................107

ARTICLE VII:  DEFAULTS..........................................................................................109
         7.1  Defaults..........................................................................................109

ARTICLE VIII: ACCELERATION, DEFAULTING LENDERS; WAIVERS, AMENDMENTS AND REMEDIES................................112
         8.1  Remedies..........................................................................................112
                  (a)  Termination of Commitments; Acceleration.................................................112
                  (b)  Rescission...............................................................................112
                  (c)  Enforcement..............................................................................113

         8.2  Defaulting Lender.................................................................................113
         8.3  Amendments........................................................................................114
         8.4  Preservation of Rights............................................................................115

ARTICLE IX:  GUARANTEE..........................................................................................116
         9.1  Guarantee; Modifications to Obligations...........................................................116
         9.2  Waivers...........................................................................................116
         9.3  Guarantee Unconditional...........................................................................116
         9.4  Extensions and Other Modifications of Obligations.................................................117
         9.5  No Marshalling; Reinstatement of Guarantee........................................................118
         9.6  Agreement to Pay Obligations; Currency Issues.....................................................118
         9.7  Subordination of Subrogation......................................................................119
         9.8  Election of Remedies..............................................................................119
         9.9  Limitation........................................................................................120
         9.9  Contribution with Respect to Guaranty Obligations.................................................120
         9.10  Liability Cumulative.............................................................................121
         9.11  No Revocation; Term of Guarantee.................................................................121

ARTICLE X:  GENERAL PROVISIONS..................................................................................122
         10.1  Survival of Representations......................................................................122
         10.2  Governmental Regulation..........................................................................122
         10.3  Performance of Obligations.......................................................................122
         10.4  Headings.........................................................................................123
         10.5  Entire Agreement.................................................................................123
         10.6  Several Obligations; Benefits of this Agreement..................................................123
         10.7  Expenses; Indemnification........................................................................123
                  (A)  Expenses.................................................................................123
                  (B)  Indemnity................................................................................124
                  (C)  Waiver of Certain Claims; Settlement of Claims...........................................125
                  (D)  Survival of Agreements...................................................................125
         10.8  Numbers of Documents.............................................................................125
         10.9  Accounting.......................................................................................126
         10.10  Severability of Provisions......................................................................126
         10.11  Nonliability of Lenders.........................................................................126
         10.12  GOVERNING LAW...................................................................................126
         10.13  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.........................................126
                  (A)  EXCLUSIVE JURISDICTION...................................................................126
                  (B)  OTHER JURISDICTIONS......................................................................127
                  (C)  SERVICE OF PROCESS; VENUE................................................................127
                  (D)  WAIVER OF JURY TRIAL.....................................................................128
                  (E)  WAIVER OF BOND...........................................................................128

                  (F)  ADVICE OF COUNSEL........................................................................128
         10.14  Subordination of Intercompany Indebtedness......................................................128
         10.15  No Strict Construction..........................................................................130

ARTICLE XI:  THE ADMINISTRATIVE AGENT...........................................................................130
         11.1  Appointment; Nature of Relationship..............................................................130
         11.2  Powers...........................................................................................130
         11.3  General Immunity.................................................................................130
         11.4  No Responsibility for Loans, Creditworthiness, Collateral, Recitals, Etc.........................131
         11.5  Action on Instructions of Lenders................................................................131
         11.6  Employment of Agents and Counsel.................................................................131
         11.7  Reliance on Documents; Counsel...................................................................131
         11.8  The Administrative Agent's Reimbursement and Indemnification.....................................132
         11.9  Rights as a Lender...............................................................................132
         11.10  Lender Credit Decision..........................................................................132
         11.11  Successor Administrative Agent..................................................................133
         11.12  Collateral Documents............................................................................133
         11.13.  No Duties Imposed Upon Arranger................................................................133

ARTICLE XII:  SETOFF; RATABLE PAYMENTS..........................................................................134
         12.1  Setoff...........................................................................................134
         12.2  Ratable Payments.................................................................................134
         12.3  Application of Payments..........................................................................134
         12.4  Relations Among Lenders..........................................................................135

ARTICLE XIII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS................................................136
         13.1  Successors and Assigns...........................................................................136
         13.2  Participations...................................................................................136
                  (A)  Permitted Participants; Effect...........................................................136
                  (B)  Voting Rights............................................................................137
                  (C)  Benefit of Setoff........................................................................137
         13.3  Assignments......................................................................................137
                  (A)  Permitted Assignments....................................................................137
                  (B)  Effect; Effective Date...................................................................138
                  (C)  The Register.............................................................................138
         13.4  Confidentiality..................................................................................138
         13.5  Dissemination of Information.....................................................................139

ARTICLE XIV:  NOTICES...........................................................................................140
         14.1  Giving Notice....................................................................................140
         14.2  Change of Address................................................................................140

ARTICLE XV:  COUNTERPARTS.......................................................................................140

                             EXHIBITS AND SCHEDULES

                                    EXHIBITS

EXHIBIT A          --      Form of Alternate Currency Addendum (Definitions)

EXHIBIT B          --      Form of Compliance Certificate
                           (Definitions, ?? 4.2, 6.1(A)(iv))

EXHIBIT C          --      Form of Guarantor Assumption Letter
                           (Definitions)

EXHIBIT D          --      Commitments
                           (Definitions)

EXHIBIT E          --      Form of Master Revolving Note
                           (Definitions)

EXHIBIT F          --      Form of Individual Revolving Note
                           (Definitions)

EXHIBIT G          --      Form of Swing Line Loan Note
                           (Definitions)

EXHIBIT H          --      Form of Assignment Agreement
                           (?? 2.17, 13.3)

EXHIBIT I          --      Form of Officer's Certificate
                           (?? 4.2, 6.1(A)(iv))

EXHIBIT J          --      Borrowing Base Certificate
                           (Definitions)

                                    SCHEDULES


Schedule 1.1.1    --     Existing Letters of Credit (Definitions)

Schedule 1.1.2    --     Permitted Existing Contingent Obligations (Definitions)

Schedule 1.1.3    --     Permitted Existing Indebtedness (Definitions)

Schedule 1.1.4    --     Permitted Existing Investments (Definitions)

Schedule 1.1.5    --     Permitted Existing Liens (Definitions)

Schedule 1.1.6    --     Alternate Currency Addenda (Definitions)

Schedule 2.3      --     Forced-Draw Provisions re: Alternate Currency Letters
                         of Credit (?2.3 and ?2.4)

Schedule 5.3      --     Conflicts; Governmental Consents (? 5.3)

Schedule 5.4(A)   --     Financial Statements (?5.4 (A))

Schedule 5.7      --     Litigation; Loss Contingencies (? 5.7)

Schedule 5.8      --     Subsidiaries (? 5.8)

Schedule 5.17     --     Insurance (?? 5.17, 6.2(E))

Schedule 5.20     --     Labor Matters; Compensation Agreements (? 5.20)

Schedule 5.21     --     Environmental Matters (? 5.21)

Schedule 6.3(F)   --     Permitted Restricted Junior Payments (? 6.3(F))

           SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT


         This Second Amended and Restated Multicurrency Credit Agreement dated as of July 27, 1999 is entered into among BRIGHTPOINT, INC., a Delaware corporation, BRIGHTPOINT INTERNATIONAL LTD., a Delaware corporation, any Subsidiary Borrowers (as defined herein) which are now or may hereafter become a party to an Alternate Currency Addendum from time to time, the Guarantors (as defined herein) which are now or may hereafter become a party hereto from time to time, the financial institutions from time to time a party hereto as LENDERS, whether by execution of this Agreement or an assignment and acceptance pursuant to Section 13.3 and BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for itself and the other Lenders to amend and restate the "Original Credit Agreement" (as defined below), which is hereby amended and restated in its entirety. The parties hereto agree as follows:


                                   WITNESSETH:

         WHEREAS, the Borrowers have requested and the Administrative Agent and the Lenders have agreed to amend the Original Credit Agreement (as defined below);

         WHEREAS, the Borrowers, the Lenders and the Administrative Agent have agreed to enter into this Agreement in order to (i) amend and restate the Original Credit Agreement in its entirety; (ii) re-evidence the Obligations, which shall be repayable in accordance with the terms of this Agreement; and
(iii) set forth the terms and conditions under which the Lenders will, from time to time, make loans and extend other financial accommodations to or for the benefit of the Borrowers; and

         WHEREAS, it is the intention of the parties to this Agreement that this Agreement not constitute a novation and that, from and after the Closing Date, the Original Credit Agreement shall be amended and restated hereby and all references herein to "hereunder," "hereof," or words of like import and all references in any other Loan Document to the "Credit Agreement" or words of like import shall mean and be a reference to the Original Credit Agreement as amended and restated hereby (and any section references to the Original Credit Agreement shall refer to the applicable equivalent provision set forth herein although the section number thereof may have changed);

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Borrowers by the Lenders and the Administrative Agent, the parties hereto agree as follows:

ARTICLE I:  DEFINITIONS

         1.1 Certain Defined Terms. In addition to the terms defined in other sections of this Agreement, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:

         As used in this Agreement:

         "ACCOUNT DEBTOR" means the account debtor or obligor with respect to any of the Receivables and/or the prospective purchaser with respect to any contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with a Borrower.

         "ACQUISITION" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which a Borrower or any Subsidiary of a Borrower (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as of the most recent transaction in a series of transactions) at least a majority (in number of vote) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power), of the membership, ownership or other equity interests in a limited liability company or of the outstanding partnership interests of a partnership.

         "AC BUYING LENDER" is defined in Section 2.4(f).

         "AC SELLING LENDER" is defined in Section 2.4(f).

         "ADMINISTRATIVE AGENT" means Bank One in its capacity as contractual representative for itself and the Lenders pursuant to Article XI hereof and any successor Administrative Agent appointed pursuant to Article XI hereof. All references in any of the other Loan Documents to an "Agent" or the "Agents" shall be a reference to the Administrative Agent.

         "ADVANCE" means a borrowing consisting of simultaneous Revolving Loans of the same Type made to a Borrower by each of the Lenders pursuant to Section 2.1, and for, in the case of Eurocurrency Rate Advances, the same currency and the same Interest Period.

         "AFFECTED LENDER" is defined in Section 2.19 hereof.

         "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) of greater than ten percent (10%) or more of any class of voting Capital Stock (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Equity Interests, by contract or otherwise. In addition, each director of a Borrower or any Subsidiary of a Borrower shall be deemed to be an Affiliate of each Borrower.

         "AGREED CURRENCIES" means (i) Dollars; (ii) so long as such currencies remain Eligible Currencies, Sterling, Hong Kong Dollars, Australian Dollars, French Francs, Deutsche Marks, Canadian Dollars, Swiss Francs, Japanese Yen, Dutch Guilders, Italian Lire and Swedish Kroner; (iii) euro only for so long as euro is and remains an Eligible Currency; and (iv) any other Eligible Currency which Brightpoint requests the Administrative Agent to include as an Agreed Currency hereunder and which is acceptable to one-hundred percent (100%) of the Lenders; provided that the Administrative Agent shall promptly notify each Lender of each such request and each Lender shall be deemed not to have agreed to each such request unless its written consent thereto has been received by the Administrative Agent within ten (10) Business Days from the date of such notification by the Administrative Agent to such Lender.

         "AGGREGATE COMMITMENT" means, at any time, the sum of the Revolving Loan Commitments plus the Alternate Currency Commitments, as adjusted from time to time pursuant to the terms hereof. The initial Aggregate Commitment is One Hundred Seventy-Five Million and 00/100 Dollars ($175,000,000).

         "AGGREGATE REVOLVING LOAN COMMITMENT" means the aggregate of the Revolving Loan Commitments of all the Lenders, as adjusted from time to time pursuant to the terms hereof. The initial Aggregate Revolving Loan Commitment is One Hundred Fifty-Two Million, One Hundred Seventy-Three Thousand Nine Hundred Thirteen and 00/100 Dollars ($152,173,913.00).

         "AGREEMENT" means this Amended and Restated Multicurrency Credit Agreement, as it may be amended, restated or otherwise modified and in effect from time to time.

         "AGREEMENT ACCOUNTING PRINCIPLES" means generally accepted accounting principles as in effect as of the date of this Agreement in the United States, applied in a manner consistent with that used by Brightpoint and its consolidated Subsidiaries in the preparation of its audited consolidated financial statements for the year ended December 31, 1998. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by Brightpoint or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, restrictions or standards herein or in the related definitions or terms used therein ("Covenant Accounting Changes"), the parties hereto agree to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating Brightpoint's consolidated financial condition shall be the same after such changes as if such changes had not been made; provided, however, that no Covenant Accounting Change shall be given effect in such calculations until such provisions are amended in a manner reasonably satisfactory to the Required Lenders. If such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment applied in a manner consistent with that used by Brightpoint and its consolidated Subsidiaries in the preparation of its audited consolidated financial statements for the year ended December 31, 1998 except as agreed in connection with the Covenant Accounting Changes set forth in such an amendment and together with any changes in generally accepted accounting principles after the date of such amendment which are not Covenant Accounting Changes.

         "ALTERNATE BASE RATE" means, for any day, a fluctuating interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) as shall be in effect from time to time, which rate per annum shall at all times be equal to the greatest of (a) the Prime Rate in effect on such day; and (b) the sum of one-half of one percent (0.50%) and the Federal Funds Effective Rate in effect on such day. For purposes hereof, "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by Bank One as its prime rate (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by Bank One to any of its customers) in effect at its principal office in Indianapolis, Indiana; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Bank One from three Federal funds brokers of recognized standing selected by the Administrative Agent. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change.

         "ALTERNATE CURRENCY" means any currency which Brightpoint requests the Alternate Currency Lender to include as an Alternate Currency hereunder and which is acceptable to the Alternate Currency Lender; provided, that no such currency shall be an Alternate Currency hereunder until an Alternate Currency Addendum establishing such currency as an Alternate Currency has been executed by a Subsidiary Borrower and the Alternate Currency Lender and acknowledged by Brightpoint and each Guarantor. If, after the Alternate Currency Lender agrees to make Alternate Currency Loans in an Alternate Currency, currency control or other exchange regulations are imposed in the country in which such Alternate Currency is issued with the result that different types of such currency are introduced, such country's currency is, in the determination of the Alternate Currency Lender, no longer readily available or freely traded or as to which, in the determination of the Alternate Currency Lender, an Equivalent Amount is not readily calculable, then the Alternate Currency Lender shall promptly notify the Lenders and Brightpoint, such country's currency shall no longer be an Alternate Currency until such time as the Alternate Currency Lender agrees to reinstate such country's currency as an Alternate Currency and promptly, but in any event within five (5) Business Days of receipt of such notice from the Alternate Currency Lender, the Subsidiary Borrowers with respect to such Alternate Currency shall repay all Loans in such affected currency or convert such Loans into Loans in Dollars or another Alternate Currency as applicable, subject to the other terms contained in Article II. The commencement of the third stage of European Economic and Monetary Union shall not constitute the imposition of currency control or exchange regulations.

         "ALTERNATE CURRENCY ADDENDUM" means (a) the Alternate Currency Addenda entered into prior to the date hereof and attached hereto as Schedule 1.1.6 and
(b) any other addendum substantially in the form of Exhibit A entered into by one or more of the Subsidiary Borrowers and the Alternate Currency Lender and acknowledged by Brightpoint and each Guarantor.

         "ALTERNATE CURRENCY AVAILABILITY" means, at any particular time, the lesser of (a) the amount by which the aggregate of the Alternate Currency Commitments of the Alternate Currency Lenders exceeds the Alternate Currency Obligations and (b) the Amount Available for Borrowing at such time.

         "ALTERNATE CURRENCY COMMITMENT(S)" means, with respect to each Alternate Currency Lender, the obligation of the Alternate Currency Lender to make Alternate Currency Loans or issue Alternate Currency Letters of Credit under Section 2.3 and to purchase Revolving Loans and participations in Letters of Credit under Section 2.4 not exceeding (a) for each such Alternate Currency Lender the amount reflected for such Alternate Currency Lender in Exhibit D hereto as its Alternate Currency Commitment and (b) for all of the Alternate Currency Lenders, the Dollar Amount of the Maximum Aggregate Alternate Currency Amount, as such amount may be modified from time to time pursuant to the terms of this Agreement. Notwithstanding anything in the Agreement to the contrary, references in the Agreement to "the Alternate Currency Commitment" shall instead be to the applicable Alternate Currency Commitment of the applicable Alternate Currency Lender or the Alternate Currency Commitments of all of the Alternate Currency Lenders, as appropriate, notwithstanding the singular use of the term herein.

         "ALTERNATE CURRENCY CREDIT" means either an Alternate Currency Loan or an Alternate Currency Letter of Credit, or both.

         "ALTERNATE CURRENCY DOCUMENTS" means any Alternate Currency Addendum and, with respect to the Alternate Currency Loans to be made to or Alternate Currency Letters of Credit to be issued for the account of the applicable Subsidiary Borrower party thereto, such other loan documentation such as a loan agreement, overdraft agreement or credit agreement, indenture, promissory note, letter of credit application or other instrument or document evidencing the Alternate Currency Loans to be made to or Alternate Currency Letters of Credit issued for the account of such Subsidiary Borrower by the Alternate Currency Lender, in each case, in form and substance acceptable to the Alternate Currency Lender.


         "ALTERNATE CURRENCY LENDER(S)" means (i) ABN AMRO Bank N.V., (ii) BankBoston, N.A., (iii) any additional Alternate Currency Lender party to this Agreement pursuant to the terms of Section 2.3(k), and, (iv) after any Conversion Date, any Lender who has purchased Alternate Currency Credits under
Section 2.4(f). If any agency or Affiliate of any of the Alternate Currency Lenders shall be a party to an Alternate Currency Addendum, such agency or Affiliate shall, to the extent of any commitment extended and any Alternate Currency Loans made or Alternate Currency Letters of Credit issued by it, have all the rights of an Alternate Currency Lender hereunder; provided, however, that the named Alternate Currency Lender shall to the exclusion of such agency or Affiliate, continue to have all the voting and consensual rights vested in it by the terms hereof. Notwithstanding anything in the Agreement to the contrary, references in the Agreement to "the Alternate Currency Lender" shall instead be to each of the applicable Alternate Currency Lender or applicable Alternate Currency Lenders, as appropriate, notwithstanding the singular use of the term herein.

         "ALTERNATE CURRENCY LETTER OF CREDIT" means any letter of credit issued for the account of a Subsidiary Borrower by the Alternate Currency Lender or one of its Affiliates pursuant to Section 2.3, an Alternate Currency Addendum and any other Alternate Currency Documents.

         "ALTERNATE CURRENCY LOAN" means any loan denominated in an Alternate Currency made by the Alternate Currency Lender to a Subsidiary Borrower pursuant to Section 2.3, an Alternate Currency Addendum and any other Alternate Currency Documents and shall include any reimbursement obligations of a Subsidiary Borrower arising out of the presentment, honor and drawing of any Alternate Currency Letter of Credit.

         "ALTERNATE CURRENCY OBLIGATIONS" means, at any particular time, the sum of the outstanding principal amount of the Alternate Currency Loans at such time plus the face amount of any undrawn Alternate Currency Letters of Credit.

         "AMOUNT AVAILABLE FOR BORROWING" means, at any time, the lesser of

         (1) the Borrowing Base at such time minus the Dollar Amount of the sum of (a) the Revolving Credit Obligations and (b) the Alternate Currency Obligations at such time; and

         (2) the sum of (a) the amount by which the aggregate of the Alternate Currency Commitments of the Alternate Currency Lenders exceeds the Alternate Currency Obligations and (b) the amount by which the Aggregate Revolving Loan Commitment exceeds the Dollar Amount of the Revolving Credit Obligations.

         "APPLICABLE FACILITY FEE" as at any date of determination, shall be the rate per annum then applicable in the determination of the amount payable under
Section 2.14(C) with respect to the Aggregate Revolving Loan Commitment and the Alternate Currency Commitment, determined in accordance with the provisions of
Section 2.8(b).

         "APPLICABLE FIXED RATE MARGIN" as at any date of determination, shall be the rate per annum then applicable to Eurocurrency Rate Loans, determined in accordance with the provisions of Section 2.8(b).

         "APPLICABLE FLOATING RATE MARGIN" as at any date of determination, shall be the rate per annum then applicable to Base Rate Loans, determined in accordance with the provisions of Section 2.8(b).

         "APPLICABLE LETTER OF CREDIT FEE" as at any date of determination, shall be the rate per annum then applicable in the determination of the amount payable under Section 2.24 with respect to Facility Letters of Credit, determined in accordance with the provisions of Section 2.8(b).

         "APPLICABLE MARGIN(S)" is defined in Section 2.8(b).

         "ARRANGER" means Banc One Capital Markets, Inc.

         "AUSTRALIAN DOLLARS" means the lawful money of Australia.

         "AUTHORIZED OFFICER" means any of the chief operating officer, chief financial officer, controller and treasurer of a Borrower, acting singly.

         "BANK ONE" means Bank One, Indiana, National Association, in its individual capacity.

         "BASE RATE" means, for any day for any Loan, a rate per annum equal to
(i) the Alternate Base Rate for such day plus (ii) the Applicable Floating Rate Margin applicable to such Loan, changing when and as the Alternate Base Rate changes.

         "BASE RATE ADVANCE" means an Advance which bears interest at the Base Rate.

         "BASE RATE LOAN" means a Loan, or portion thereof, which bears interest at the Base Rate.

         "BENEFIT PLAN" means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which Brightpoint or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

         "BLAH" is defined in the definition of Eligible Inventory below.

         "BORROWER" means, as applicable, Brightpoint, BPI and any Subsidiary Borrower and their respective successors and assigns.

         "BORROWING BASE" means, as of any date of calculation and subject to the Initial Borrowing Base Adjustment, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the sum of: (i) up to eighty-five percent (85%) of the Gross Amount of Eligible Receivables; plus (ii) the lesser of (a) up to fifty percent (50%) of the Gross Amount of Eligible Inventory and (b) $70,000,000.

         "BORROWING BASE CERTIFICATE" means a certificate, in substantially the form of Exhibit J attached hereto and made a part hereof, setting forth the Borrowing Base and the component calculations thereof.

         "BORROWING DATE" means a date on which an Advance, an Alternate Currency Credit or a Swing Line Loan is made hereunder.

         "BORROWING NOTICE" is defined in Section 2.8 hereof.

         "BPI" means Brightpoint International Ltd., a Delaware corporation and a wholly-owned Subsidiary of Brightpoint, and its successors and assigns, including a debtor-in-possession on behalf of Brightpoint International Ltd.

         "BRIGHTPOINT" means Brightpoint, Inc., a Delaware corporation, and its successors and assigns, including a debtor-in-possession on behalf of Brightpoint, Inc.

         "BRIGHTPOINT BV1" means Brightpoint International Holdings, B.V., a private limited liability company formed under the laws of the Netherlands.

         "BRIGHTPOINT BV2" means Brightpoint Holdings B.V., a private limited liability company formed under the laws of the Netherlands.

         "BUSINESS ACTIVITY REPORT" means (A) a Notice of Business Activities Report from the State of Minnesota, Department of Revenue, (B) a Notice of Business Activities Report from the State of New Jersey, Division of Taxation or
(C) any similar report required by any other State relating to the ability of Brightpoint to enforce its accounts receivable claims against account debtors located in any such state.

         "BUSINESS DAY" means, except as otherwise agreed between the Alternate Currency Lender and any Applicable Subsidiary Borrower provided under the applicable Alternate Currency Documents with respect to Alternate Currency Credits made to such Subsidiary Borrower: (i) with respect to any borrowing, payment or rate selection of Alternate Currency Credits or Revolving Loans (other than Revolving Loans denominated in euro) bearing interest at the Fixed Rate, a day (other than a Saturday or Sunday) on which banks are open for business in Indianapolis, Indiana and on which dealings in United States Dollars and the other Agreed Currencies or Alternate Currencies are carried on in the relevant interbank market; (ii) with respect to any borrowing, payment or rate selection of Revolving Loans denominated in euro, a day (other than a Saturday or Sunday) on which a suitable clearing or settlement system for euro is open for business, as determined by the Administrative Agent; and (iii) for all other purposes a day (other than a Saturday or Sunday) on which banks are open for business in Indianapolis, Indiana.

         "CALCULATION DATE" means (i) with respect to any Revolving Loan or Facility Letter of Credit in any currency other than Dollars, the Business Day of the making of such Revolving Loan or the issuance of the Facility Letter of Credit with respect to the Agreed Currency in which such Revolving Loan is being made or Facility Letter of Credit is being issued; (ii) with respect to any Alternate Currency Credit, the Business Day of the making of such Alternate Currency Credit with respect to the Alternate Currency in which such Alternate Currency Credit is being made; (iii) with respect to Revolving Loans and Facility Letters of Credit, any other Business Day selected at the option of the Administrative Agent or at the direction of the Required Lenders; (iv) with respect to Alternate Currency Credits for any Alternate Currency, any other Business Day selected at the option of the Alternate Currency Lender; and (v) on the date any Conversion Notice is given pursuant to Section 2.4(b); provided, with respect to any option exercised pursuant to clause (iii) or (iv) above, without the consent of the Administrative Agent or Alternate Currency Lender required to calculate the applicable Exchange Rate, the Calculation Date selected shall not be earlier than the second (2nd) Business Day following exercise of such option.

         "CANADIAN DOLLARS" means the lawful money of Canada.

         "CAPITAL EXPENDITURES" is defined in Section 6.4(A) hereof.

         "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (howsoever designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person, in each such case regardless of class or designation.

         "CAPITALIZED LEASE" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "CASH EQUIVALENTS" means (i) marketable direct obligations issued or unconditionally guaranteed by the government of the United States or the government of any member of the European Union; (ii) domestic and Eurocurrency certificates of deposit and time deposits, bankers' acceptances and Base rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, or its branches or agencies or the laws of any member of the European Union and having capital and surplus in an aggregate amount not less than $500,000,000 (fully protected against currency fluctuations for any such deposits with a term of more than ten (10) days); (iii) shares of money market, mutual or similar funds having net assets in excess of $500,000,000 maturing or being due or payable in full not more than one hundred eighty (180) days after any Borrower's acquisition thereof and the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Ratings Group) or shares of similar funds of similar credit quality in Europe approved for such purposes by the Administrative Agent in its sole discretion and (iv) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial, industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Ratings Group or P-1 (or better) by Moody's Investors Services, Inc. or commercial paper of British banks of similar credit quality approved for such purposes by the Administrative Agent in its sole discretion; provided that the maturities of such Cash Equivalents shall not exceed 365 days.

         "CHANGE" is defined in Section 3.2 hereof.

         "CHANGE OF CONTROL" means any of the following:

                  (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the combined voting power of Brightpoint's Capital Stock ordinarily having the right to vote at an election of directors;

                  (ii) during any period of 12 consecutive calendar months, individuals:

                           (a) who were directors of Brightpoint on the first day of such period, or

                           (b) whose election or nomination for election to the board of directors of Brightpoint was recommended or approved by at least a majority of the directors then still in office who were directors of Brightpoint on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of Brightpoint;

                  (iii) Brightpoint consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its property to any Person, or any corporation consolidates with or merges into Brightpoint, in either event pursuant to a transaction in which the outstanding Capital Stock of Brightpoint is reclassified or changed into or exchanged for cash, securities or other property;

                  (iv) Brightpoint shall cease to own, of record and beneficially, with sole voting and dispositive power, 100% of the outstanding shares of Capital Stock of BPI or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of BPI;

                  (v) BPI shall cease to own of record and beneficially, with sole voting and dispositive power, 100% of the outstanding shares of Capital Stock of Brightpoint BV1 ordinarily having the right to vote at an election of directors or shall cease to have the power, directly or indirectly, to elect a majority of the board of directors of Brightpoint BV1;

                  (vi) Brightpoint BV1 shall cease to own of record and beneficially, with sole voting and dispositive power, 100% of the outstanding shares of Capital Stock of Brightpoint BV2 ordinarily having the right to vote at an election of directors or shall cease to have the power, directly or indirectly, to elect a majority of the board of directors of Brightpoint BV2; and

                  (vii) Other than as a result of a transaction otherwise expressly permitted by the terms of this Agreement, Brightpoint shall cease to own of record and beneficially, either directly or indirectly, with sole voting and dispositive power, at least 80% of the outstanding shares of Capital Stock of each other Material Subsidiary (other than those specified in clauses (iii) through (v)) ordinarily having the right to vote at an election of directors or shall cease to have the power, directly or indirectly, to elect a majority of the board of directors of each such Material Subsidiary.

         "CLOSING DATE" means the date on which the conditions for effectiveness of this Agreement shall have taken effect and the Original Agreement shall, by the terms hereof, no longer be of any force or effect.

         "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "COLLATERAL" means all property and interests in property now owned or hereafter acquired by a Borrower or any of its Subsidiaries in or upon which a security interest, lien or mortgage is granted to the Administrative Agent, for the benefit of the Lenders, to secure all of the Secured Obligations, whether under the Security Agreements, under the Trademark Security Agreement, under the Pledge Agreements, under any of the other Collateral Documents or under any of the other Loan Documents.

         "COLLATERAL DOCUMENTS" means all agreements, instruments and documents executed in connection with this Agreement, including, without limitation the Security Agreements, the Trademark Security Agreement, the Pledge Agreements and all other security agreements, loan agreements, notes, guarantees, mortgages, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of a Borrower or any Subsidiary of a Borrower and delivered to the Administrative Agent or any of the Lenders, together with all agreements and documents referred to therein or contemplated thereby.

         "COMMISSION" means the Securities and Exchange Commission and any Person succeeding to the functions thereof.

         "COMMITMENT" means, for each Lender, such Lender's Revolving Loan Commitment, for the Alternate Currency Lender, its Alternate Currency Commitment and for the Swing Line Lender, its Swing Line Loan Commitment. The Commitments shall automatically and permanently terminate on the Termination Date.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of Exhibit B delivered to the Administrative Agent and each Lender by Brightpoint pursuant to the provisions of this Agreement and covering, among other things, its calculation of the Applicable Margins, Applicable Facility Fee, Applicable Letter of Credit Fee, its compliance with the financial covenants contained in Section 6.4 and certain other provisions of this Agreement.

         "CONSOLIDATED BOOK EQUITY" is defined in Section 6.4(A) hereof.

         "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls ("PCBS"), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.

         "CONTINGENT OBLIGATION", as applied to any Person, means any Contractual Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received.

         "CONTINGENT PURCHASE PRICE OBLIGATION", as applied to any Person, means any Contractual Obligation of such Person incurred in connection with an Acquisition pursuant to which such Person is obligated to pay additional consideration to the applicable seller in the form of an earnout, milestone payment, contingent purchase price payment, or other similar performance based compensation relating to post-Acquisition financial or operating performance of the business acquired.

         "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

         "CONTROLLED GROUP" means the group consisting of (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Brightpoint; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with Brightpoint; and
(iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as Brightpoint, any corporation described in clause
(i) above or any partnership or trade or business described in clause (ii) above.

         "CONVERSION/CONTINUATION NOTICE" is defined in Section 2.10(D) hereof.

         "CONVERSION DATE" is defined in Section 2.4(b).

         "CONVERSION ELECTION" is defined in Section 2.4(a).

         "CONVERSION EVENT" is defined in Section 2.4(a).

         "CONVERSION NOTICE" means any notice of a Conversion Election or other Conversion Event given by the Administrative Agent or the Alternate Currency Lender pursuant to the terms of Section 2.4(b).

         "CONVERTED LOANS" means any one or more Loans converted to Dollars from any currency other than Dollars pursuant to the terms of Section 2.4(b).

         "CURE LOAN" is defined in Section 8.2 hereof.

         "CUSTOMARY PERMITTED LIENS" means:

                  (i) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

                  (ii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

                  (iii) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such Liens do not in the aggregate materially detract from the value of assets or property of any Borrower taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals that do not secure at any time an aggregate amount exceeding $1,000,000;

                  (iv) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of any Borrower or any Subsidiary of any Borrower;

                  (v) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against any Borrower or any Subsidiary of any Borrower which do not constitute a Default under Section 7.1(h);

                  (vi) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of any Borrower or any Subsidiary of any Borrower; and

                  (vii) any interest or title of the lessor in the property subject to any operating lease entered into by any Borrower or any Subsidiary of any Borrower in the ordinary course of business.

         "DEFAULT" means an event described in Article VII hereof.

         "DEUTSCHE MARKS" or "DM" means the lawful money of the Republic of Germany.

         "DISQUALIFIED SUBSIDIARY" means any Subsidiary of Brightpoint other than (i) BPI, (ii) Brightpoint BV1, (iii) any Subsidiary of Brightpoint BV1 or
(iv) any Subsidiary Borrower.

         "DISQUALIFIED SUBSIDIARY INVESTMENT" means the sum of (a) all intercompany loans made on or after the Original Closing Date from any Borrower to any Disqualified Subsidiary of Brightpoint; (b) all Investments made on or after the Original Closing Date by any Borrower in any Disqualified Subsidiary of Brightpoint; and (c) an amount equal to the net benefit derived by the Disqualified Subsidiaries of Brightpoint resulting from any non-arms length transactions between the Borrowers, on the one hand, and such Disqualified Subsidiaries, on the other hand.

         "DOL" means the United States Department of Labor and any Person succeeding to the functions thereof.

         "DOLLAR" or "$" means the lawful money of the United States of America.

         "DOLLAR AMOUNT" of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the Equivalent Amount of Dollars if such currency is any currency other than Dollars, calculated on the basis of the then applicable Exchange Rate.

         "DOMESTIC SUBSIDIARY" shall mean a Subsidiary of the Borrower formed pursuant to the laws of any state of the United States, the District of Columbia or any territory of the United States.

         "DUTCH GUILDERS" means the lawful money of The Netherlands.

         "EBITDA" is defined in Section 6.4(A) hereof.

         "ELIGIBLE CURRENCY" means any currency other than Dollars that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which an Equivalent Amount may be readily calculated. If, after the designation by the Lenders of any currency as an Agreed Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, such country's currency is, in the determination of the Administrative Agent, no longer readily available or freely traded or as to which, in the determination of the Administrative Agent, an Equivalent Amount is not readily calculable, then the Administrative Agent shall promptly notify the Lenders and Brightpoint, such country's currency shall no longer be an Agreed Currency until such time as all of the Lenders agree to reinstate such country's currency as an Agreed Currency and promptly, but in any event within five (5) Business Days of receipt of such notice from the Administrative Agent, the Borrowers with respect to such Agreed Currency shall repay all Loans in such affected currency or convert such Loans into Loans in Dollars or another Agreed Currency as applicable, subject to the other terms contained in Article II. The commencement of the third stage of European Economic and Monetary Union shall not constitute the imposition of currency control or exchange regulations.

         "ELIGIBLE INVENTORY" means Inventory of Brightpoint and Brightpoint Latin America Holdings, Inc. ("BLAH") which is held for sale or lease or furnished under any contract of service by Brightpoint or BLAH which is not rendered ineligible by the provisions set forth herein. Brightpoint and BLAH each understands and agrees that the standards of ineligibility may be revised from time to time by the Administrative Agent in its reasonable credit judgment, exercised individually or at the direction of the Required Lenders (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined); provided, without the consent of the Required Lenders, the Administrative Agent shall not be permitted to revise the ineligibility criteria set forth below in any manner which would increase the Amount Available for Borrowing. The following Inventory is ineligible and shall not be included in Eligible Inventory:

                  (i) (to the extent not provided for by reserves described in the definition of the Gross Amount of Eligible Inventory) Inventory which is obsolete, not in good condition, not either currently usable or currently saleable in the ordinary course of Brightpoint's business or does not meet all material standards imposed by any Governmental Authority having regulatory authority over such item of Inventory, its use or its sale;

                  (ii) Inventory which the Administrative Agent determines, in the exercise of its reasonable discretion, exercised individually or at the direction of the Required Lenders (which discretion shall not be exercised in a manner that is arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined), to be unacceptable due to age, type, category and/or quantity;

                 (iii) Inventory consisting of packaging material and supplies;

                  (iv) Inventory which (a) is consigned to a third party for sale or (b) is on consignment from a third party to Brightpoint for sale;

                  (v) Inventory consisting of phone equipment which is not compatible with the cellular or portable phone systems in the United States of America;

                  (vi) Inventory which consists of goods in transit;

                  (vii) Inventory which is subject to a Lien in favor of any Person other than the Administrative Agent;

                  (viii) Inventory with respect to which the Administrative Agent does not have a first and valid fully-perfected security interest;

                  (ix) Inventory which is not located either (a) on Brightpoint's or BLAH's owned premises in the United States listed on
         Schedule 2 to the Security Agreement or (b) in other owned or leased premises, warehouses or with bailees in the United States not listed on
         Schedule 2 to the Security Agreement permitted to be established under the Security Agreement, in each case in connection with which the Administrative Agent shall have received landlord, mortgagee, bailee and/or warehousemen's access and lien waiver agreements, as applicable, in each case in form and substance reasonably acceptable to the Administrative Agent;

                  (x) Inventory which is evidenced by a Receivable; and

                  (xi) Inventory which is not in full conformity with the representations and warranties made by Brightpoint and BLAH to the Administrative Agent with respect thereto whether contained in this Agreement or the Security Agreement.

Without limiting the foregoing, (i) Inventory of Brightpoint or BLAH which is acquired pursuant to a Permitted Acquisition shall be treated as Eligible Inventory only if the Administrative Agent, acting individually or at the direction of the Required Lenders, after concluding any due diligence reasonably deemed necessary, shall be satisfied as to the condition thereof and that such Inventory would not otherwise be ineligible under the ineligibility standards set forth herein (including, without limitation, each of perfection and priority of the Administrative Agent's security interests in such Inventory) and (ii) Inventory acquired pursuant to such Permitted Acquisition may be deemed Eligible Inventory from and after such Permitted Acquisition if the foregoing determinations have been made to the Administrative Agent's satisfaction.

         "ELIGIBLE RECEIVABLES" means Receivables created by Brightpoint and BLAH in the ordinary course of its business arising out of the sale of goods or rendition of services by Brightpoint or BLAH, which Receivables are not rendered ineligible by the provisions set forth herein. Brightpoint and BLAH each understands and agrees that the standards of ineligibility may be revised from time to time by the Administrative Agent in its reasonable credit judgment, exercised individually or at the direction of the Required Lenders (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined); provided, without the consent of the Required Lenders, the Administrative Agent shall not be permitted to revise the ineligibility criteria set forth below in any manner which would increase the Amount Available for Borrowing. The following Receivables are ineligible and shall not be included in Eligible Receivables:

                  (i) Receivables which remain unpaid ninety (90)days after the due date or one-hundred-twenty (120) days after the date of the original applicable invoice ("AGED RECEIVABLES");

                  (ii) all Receivables owing by a single Account Debtor (including a Receivable which is not an Aged Receivable if fifty percent (50%) or more of the balance owing by such Account Debtor, calculated without taking into account any credit balances of such Account Debtor, remains unpaid ninety (90) days after the due date or one-hundred-twenty days (120) after the date of the original applicable invoice or is otherwise ineligible for any reason;

                  (iii) Receivables with respect to which the Account Debtor is a director, officer, employee, Subsidiary or Affiliate of Brightpoint;

                  (iv) Receivables with respect to which the Account Debtor is
         (a) any federal Governmental Authority, the United States of America, or, in each case, any department, agency or instrumentality thereof, unless with respect to any such Account, Brightpoint or BLAH has complied to the Administrative Agent's satisfaction with the provisions of the Federal Assignment of Claims Act or other applicable statutes, including, without limitation, executing and delivering to Administrative Agent all statements of assignment and/or notification which are in form and substance acceptable to Administrative Agent and which are deemed necessary by Administrative Agent to effectuate the assignment to the Administrative Agent of such Accounts on behalf of the Lenders or (b) any state, county or municipal Governmental Authority or any agency or instrumentality thereof;

                  (v) Receivables not denominated in U.S. Dollars or with respect to which the Account Debtor is not a resident of the United States unless the Account Debtor has supplied Brightpoint or BLAH with an irrevocable letter of credit, issued by a financial institution satisfactory to the Administrative Agent, sufficient to cover such Receivable in form and substance satisfactory to the Administrative Agent;

                  (vi) Receivables with respect to which the Account Debtor has
         (a) asserted a counterclaim, (b) a right of setoff or (c) a receivable owing from Brightpoint or BLAH but only to the extent of such counterclaim, setoff or receivable;

                  (vii) Receivables for which the prospect of payment or performance by the Account Debtor is or will be impaired as determined by the Administrative Agent in the exercise of its reasonable credit judgment, exercised individually or at the direction of the Required Lenders (which credit judgment shall not be exercised in a manner that is arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined);

                  (viii) Receivables with respect to which the Administrative Agent does not have a first and valid fully perfected and enforceable security interest;

                  (ix) Receivables with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver, trustee or assignee for the benefit of creditors;

                  (x) Receivables with respect to which the Account Debtor's obligation to pay the Receivable is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval (except with respect to Receivables in connection with which Account Debtors are entitled to return Inventory on the basis of the quality of such Inventory) or consignment basis;

                  (xi) Receivables with respect to which the Account Debtor is located in New Jersey or Minnesota (or any other jurisdiction which adopts a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction or is otherwise subject to such jurisdiction's tax law requiring such Person to file a Business Activity Report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction's courts or arising under such jurisdiction's laws); provided, however, such Receivables shall nonetheless be eligible if Brightpoint or BLAH has filed a Business Activity Report (or other applicable report) with the applicable state office or is qualified to do business in such jurisdiction and, at the time the Receivable was created, was qualified to do business in such jurisdiction or had on file with the applicable state office a current Business Activity Report (or other applicable report);

                  (xii) Receivables with respect to which the Account Debtor's obligation does not constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms;

                  (xiii) Receivables with respect to which Brightpoint or BLAH has not yet shipped the applicable goods, performed the applicable service or issued the applicable invoice;

                  (xiv) Receivables with respect to which Brightpoint requires cash or delivery;

                  (xv) any Receivable which is not in conformity with the representations and warranties made by Brightpoint or BLAH to the Administrative Agent with respect thereto whether contained in this Agreement or the Security Agreement;

                  (xvi) Receivables in connection with which Brightpoint or BLAH has not complied with all material requirements contained in the charter and by-laws or other organizational or governing documents of Brightpoint and BLAH, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon Brightpoint or BLAH or any of its property or to which Brightpoint or BLAH or any of its property is subject, including, without limitation, all laws, rules, regulations and orders of any Governmental Authority or judicial authority relating to truth in lending, billing practices, fair credit reporting, equal credit opportunity, debt collection practices and consumer debtor protection, applicable to such Receivable (or any related contracts) or affecting the collectability of such Receivables; and

                  (xvii) Receivables in connection with which Brightpoint or BLAH or any other party to such Receivable, is in default in the performance or observance of any of the terms thereof in any material respect.

Without limiting the foregoing, (i) Receivables of Brightpoint or BLAH which are acquired pursuant to a Permitted Acquisition shall be treated as Eligible Receivables only if the Administrative Agent, acting individually or at the direction of the Required Lenders, after concluding any due diligence reasonably deemed necessary, shall be satisfied as to the quality and creditworthiness thereof and that such Receivables would not otherwise be ineligible under the ineligibility standards set forth herein (including, without limitation, lack of perfection and priority of the Administrative Agent's security interests in such Receivables) but for the fact that they were acquired by Brightpoint or BLAH outside of the ordinary course of business and (ii) Receivables acquired pursuant to such Permitted Acquisition may be deemed Eligible Receivables from and after such Permitted Acquisition if the foregoing determinations have been made to the Administrative Agent's satisfaction.

         "ENVIRONMENTAL, HEALTH OR SAFETY REQUIREMENTS OF LAW" means all Requirements of Law derived from or relating to federal, state and local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ? 9601 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. ? 651 et seq., and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ? 6901 et seq., in each case including any amendments thereto, any successor statutes, and any regulations or guidance promulgated thereunder, and any state or local equivalent thereof.

         "ENVIRONMENTAL LIEN" means a lien in favor of any Governmental Authority for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

         "ENVIRONMENTAL PROPERTY TRANSFER ACT" means any applicable requirement of law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Industrial Site Recovery Act" or "Responsible Property Transfer Act."

         "EQUIPMENT" means all of the present and future (i) equipment, including, without limitation, machinery, manufacturing, distribution, selling, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property (other than the Inventory), and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof owned by Brightpoint or any of the other Borrowers.

         "EQUITY INTERESTS" means Capital Stock and all warrants, options purchase rights, conversion or exchange rights, other rights to acquire Capital Stock and all voting rights, calls or claims of any character with respect thereto (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "EQUIVALENT AMOUNT" of any currency with respect to any amount of Dollars at any date means the equivalent in such currency of such amount of Dollars, calculated on the basis of the then applicable Exchange Rate rounded up to the nearest incremental amount of such currency as determined by the Administrative Agent from time to time.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

         "EURO" means the euro referred to in the Council Regulation (EC) No. 1103/97 dated 17 June 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of the Economic and Monetary Union.

         "EUROCURRENCY BASE RATE" means, with respect to a Eurocurrency Rate Advance for any specified Eurocurrency Interest Period:

                  (a) for any Eurocurrency Rate Advance in any Agreed Currency other than euro, either:

                           (i) the rate of interest per annum equal to the rate
                  for deposits in the applicable Agreed Currency in the approximate amount of the pro rata share of the Administrative Agent of such Eurocurrency Rate Advance with a maturity approximately equal to such Interest Period which appears on Telerate Page 3740 or Telerate Page 3750, as applicable, or, if there is more than one such rate, the average of such rates rounded to the nearest 1/100 of 1%, as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period or

                            (ii) if no such rate of interest appears on Telerate
                  Page 3740 or Telerate Page 3750, as applicable, for any specified Interest Period, the rate at which deposits in the applicable Agreed Currency are offered by the Administrative Agent to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of the Pro Rata Share of Bank One of such Eurocurrency Rate Advance and having a maturity approximately equal to such Interest Period; and

                  (b) with respect to any Eurocurrency Rate Advance in euro for any Interest Period, the interest rate per annum equal to the rate determined by the Administrative Agent, as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, to be the rate at which deposits in euro appear on that page of the Bloomberg's or Reuters' Screen which displays British Bankers Association Interest Settlement Rates for deposits in euro for such Interest Period or, if such page or service shall cease to be available, such other page or such other service (as the case may be) for the purpose of displaying British Bankers Association Interest Settlement Rates for euro as the Administrative Agent, in its discretion, shall select; provided, that if no such rate is displayed for euro and the relevant Interest Period and there is no euro alternative service on which two or more such quotations for euro are displayed, then Eurocurrency Base Rate shall be an interest rate per annum equal to rate per annum at which deposits in euro are offered by the Administrative Agent for that Interest Period to prime banks in the London interbank market on or about 11:00 a.m. (London time) on the date which is two (2) Business Days prior to the first day of such Interest Period.

         The terms "Telerate Page 3740" and "Telerate Page 3750" mean the display designated as "Page 3740" and "Page 3750", as applicable, on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3740 or Page 3750, as applicable, on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest rate settlement rates for the relevant Agreed Currency). Any Eurocurrency Base Rate determined on the basis of the rate displayed on Telerate Page 3740 or Telerate Page 3750, or on the Bloomberg's or Reuter's Screen, in accordance with the foregoing provisions of this subparagraph shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service, or Bloomberg's or Reuters, as applicable, within one hour of the time when such rate is first displayed by such service.

         "EUROCURRENCY PAYMENT OFFICE" of the Administrative Agent means, for each of the Agreed Currencies, the office, branch or affiliate of the Administrative Agent, specified as the "EUROCURRENCY PAYMENT ADDRESS" for such currency on the signature page for each Lender hereto or such other office, branch, affiliate or correspondent bank of the Administrative Agent, as it may from time to time specify to the Borrowers and each Lender as its Eurocurrency Payment Office.

         "EUROCURRENCY RATE" means, with respect to a Eurocurrency Rate Advance for the relevant Interest Period, the sum of (a) (i) the Eurocurrency Base Rate divided by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period plus (b) the percentage determined in accordance with Section 2.8(b) to be the Applicable Fixed Rate Margin in connection with Eurocurrency Rate Loans.

         "EUROCURRENCY RATE ADVANCE" means an Advance which bears interest at the Eurocurrency Rate.

         "EUROCURRENCY RATE LOAN" means a Loan, or portion thereof, which bears interest at the Eurocurrency Rate.

         "EXCHANGE RATE" means with respect to any Eligible Currency or Alternate Currency on a particular date, the rate at which such Eligible Currency or Alternate Currency may be exchanged into Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Administrative Agent or the Alternate Currency Lender, as applicable, in the London interbank market (or other market where the Administrative Agent's or the Alternate Currency Lender's foreign currency exchange operations in respect of such Eligible Currency or Alternate Currency, respectively, are then being conducted) for such Eligible Currency or Alternate Currency, respectively, at or about 1:00 p.m. local time, on such date for the purchase of Dollars with such Eligible Currency or Alternate Currency for delivery two (2) Business Days later; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent or Alternate Currency Lender, as applicable, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

         "EXISTING LETTERS OF CREDIT" means the letters of credit issued prior to the Original Closing Date by Bank One, Indiana, N.A. for the account of one or more of the Borrowers and listed on Schedule 1.1.1 and the letters of credit issued prior to the Closing Date pursuant to the Original Credit Agreement and listed on Schedule 1.1.1.

         "FACILITY LETTER(S) OF CREDIT" means (i) the Existing Letters of Credit and (ii) the letters of credit to be issued by one of the Issuing Lenders pursuant to Section 2.20 hereof.

         "FEDERAL FUNDS EFFECTIVE RATE" is defined in the definition of Alternate Base Rate above.

         "FEES" is defined in Section 6.4(A) hereof.

         "FIXED CHARGE COVERAGE RATIO" is defined in Section 6.4(C) hereof.

         "FIXED RATE LOANS" means any Loan which bears interest at a fixed interest rate for the applicable Interest Period determined by reference to the Eurocurrency Rate or, for Alternate Currency Loans, by reference to the applicable fixed rate of interest agreed to between the Alternate Currency Lender and the applicable Subsidiary Borrower.

         "FLOATING RATE LOANS" means any Loan which bears interest at a fluctuating interest rate determined by reference to the Alternate Base Rate or, for Alternate Currency Loans, by reference to the applicable floating rate of interest agreed to between the Alternate Currency Lender and the applicable Subsidiary Borrower.

         "FOREIGN EMPLOYEE BENEFIT PLAN" means any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of Brightpoint, any of its Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

         "FOREIGN PENSION PLAN" means any employee benefit plan as described in
Section 3(3) of ERISA which (i) is maintained or contributed to for the benefit of employees of Brightpoint, any of its Subsidiaries or any of its ERISA Affiliates, (ii) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

         "FRENCH FRANCS" or "FF" means the lawful money of the Republic of France.

         "GLOBAL TRADING BUSINESS" means the business of the Borrower and/or its Subsidiaries of buying products from sources other than manufacturers or network operators and selling to customers other than network operators, their dealers or their other representatives.

         "GOVERNMENTAL ACTS" is defined in Section 2.25(a) hereof.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GROSS AMOUNT OF ELIGIBLE INVENTORY" means Eligible Inventory valued at the lower of cost determined on a first-in-first-out basis (determined in accordance with Agreement Accounting Principles, consistently applied) or market value less (i) the value of reserves which have been recorded by Brightpoint with respect to obsolete, slow-moving or excess Inventory and (ii) such other reserves as the Administrative Agent elects to establish in accordance with its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial reserves were determined).

         "GROSS AMOUNT OF ELIGIBLE RECEIVABLES" means the outstanding face amount of Eligible Receivables, determined in accordance with Agreement Accounting Principles, consistently applied, less (i) all finance charges, late fees and other fees that are unearned, (ii) the value of any accrual which has been recorded by Brightpoint with respect to downward price adjustments, (iii) a warranty reserve in an amount reasonably sufficient for purposes of meeting Brightpoint's warranty obligations or warranty sharing obligations; and (iv) such other reserves as the Administrative Agent elects to establish in accordance with its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial reserves were determined).

         "GROSS NEGLIGENCE" means recklessness, the absence of the slightest care or the complete disregard of consequences. Gross Negligence does not mean the absence of ordinary care or diligence, or an inadvertent act or inadvertent failure to act. If the term "gross negligence" is used with respect to the Administrative Agent, the Arranger or any Lender or any Indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.

         "GUARANTOR ASSUMPTION LETTER" means a letter of a Domestic Subsidiary of Brightpoint addressed to the Lenders substantially in the form of Exhibit C hereto pursuant to which such Domestic Subsidiary agrees to become a "Guarantor" and agrees to be bound by the terms hereof.

         "GUARANTORS" shall mean (a) with respect to all of the Secured Obligations, Brightpoint, BPI, BLAH, Brightpoint North America, Inc., Wireless Fulfillment Services LLC and each Domestic Subsidiary of Brightpoint which becomes a Guarantor pursuant to the terms of Section 6.2(M) and (b) with respect to the Secured Obligations made to the Subsidiary Borrowers, each such Subsidiary Borrower to the extent not prohibited by applicable law.

         "HEDGING AGREEMENTS" is defined in Section 6.3(Q).

         "HEDGING OBLIGATIONS" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

         "HOLDERS OF SECURED OBLIGATIONS" means the holders of the Secured Obligations from time to time and shall refer to (i) each Lender in respect of its Loans (including, if applicable, any agency or Affiliate of the Alternate Currency Lender utilized for making Alternate Currency Loans), (ii) each of the Issuing Lenders and the Alternate Currency Lender in respect of Reimbursement Obligations and other Obligations relating to its Facility Letters of Credit (including, if applicable, any agency or Affiliate of the Alternate Currency Lender utilized for issuing any Alternate Currency Letters of Credit), (iii) the Administrative Agent, the Arranger, the Swing Line Lender and the Issuing Lenders in respect of all other present and future obligations and liabilities of any Borrower or any of their subsidiaries of every type and description arising under or in connection with this Agreement or any other Loan Document,
(iv) each Indemnitee in respect of the obligations and liabilities of any Borrower to such Person hereunder or under any of the Loan Documents, (v) each Lender (or any agency or Affiliate thereof) in respect of all Hedging Obligations of any Borrower or any of their Subsidiaries to such lender (or agency or Affiliate thereof) and (vi) their respective successors, transferees and assigns.

         "HONG KONG DOLLARS" or "HK$" means the lawful money of Hong Kong.

         "INDEBTEDNESS" of any Person means (i) any indebtedness of such Person, contingent or otherwise, (a) in respect of borrowed money including all principal, interest, fees and expenses with respect thereto (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or (b) evidenced by bonds, notes, acceptances, debentures or other instruments or letters of credit (or reimbursement obligations with respect thereto, including, in the case of the Borrowers, Reimbursement Obligations under the Letters of Credit) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Leases) or services, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with Agreement Accounting Principles (except that any such balance that constitutes a trade payable and/or an accrued liability arising in the ordinary course of business shall not be considered Indebtedness and except that accounts payable in an amount not to exceed in the aggregate $250,000 of the nature described above shall also not be considered Indebtedness); (ii) to the extent not otherwise included, (a) interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceedings and other interest that would have accrued but for the commencement of such proceedings, (b) any Capitalized Lease Obligations,

(c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, and (d) Contingent Obligations (exclusive of whether such items would appear upon such balance sheet). The amount of Indebtedness of any Person at any date shall be without duplication (i) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such Contingent Obligations at such date and (ii) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject, the lesser of the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and the amount of the Indebtedness secured. Notwithstanding anything herein to the contrary, if any Contingent Obligations of Brightpoint or any of its Subsidiaries related to liabilities of any other of Brightpoint and its Subsidiaries (the "Originator") and such liabilities would not be considered Indebtedness of such Originator, then the Contingent Obligation of the other Person with respect to such liabilities shall also not be considered Indebtedness.

         "INDEMNIFIED MATTERS"  is defined in Section 10.7(B) hereof.

         "INDEMNITEES" is defined in Section 10.7(B) hereof.

         "INDENTURE" means that certain Indenture dated as of March 11, 1998 by and between Brightpoint and Chase Manhattan Bank, as trustee, pursuant to which the LYONS were issued, as amended, supplemented or modified in accordance with
Section 6.3(R) hereof.

         "INITIAL BORROWING BASE ADJUSTMENT" means an adjustment in the advance rates and eligibility criteria set forth in the definitions of "Borrowing Base," "Eligible Inventory," "Eligible Receivables," "Gross Amount of Eligible Inventory" and "Gross Amount of Eligible Receivables" made by the Administrative Agent by written notice to the Borrowers and the Lenders as a result of the report of the Administrative Agent's collateral auditing staff after an audit, to be concluded on or prior to September 15, 1999, of the Borrower's and BLAH's Receivables and Inventory and books and records, such adjustments to be made if the information obtained by such collateral auditing staff differs in any material respect from the information previously supplied to the Administrative Agent or the assumptions used by the Administrative Agent in establishing the initial advance rates and eligibility criteria set forth in this Agreement.

         "INTERCOMPANY LOANS" is defined in Section 6.3(A)(c).

         "INTEREST EXPENSE" is defined in Section 6.4(A) hereof.

         "INTEREST EXPENSE COVERAGE RATIO" is defined in Section 6.4(B) hereof.

         "INTEREST PERIOD" means, with respect to a Eurocurrency Rate Loan, a period of one (1), two (2), three (3) or six (6) months commencing on a Business Day selected by the applicable Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "INVENTORY" means any and all goods, including, without limitation, goods in transit, wheresoever located, whether now owned or hereafter acquired by Brightpoint or BPI which are held for sale or lease, furnished under any contract of service or held as raw materials, work in process or supplies, and all materials used or consumed in the business of Brightpoint or BPI, and shall include such property the sale or other disposition of which has given rise to Receivables and which has been returned to or repossessed or stopped in transit by Brightpoint or BPI. Notwithstanding anything herein to the contrary, "Inventory" shall not include any goods which are consigned to Brightpoint or BPI by any third party.

         "INVESTMENT" means, with respect to any Person, (i) any purchase or other acquisition by that Person of any Equity Interest, notes, debentures or other securities, or of a beneficial interest in any Equity Interest, notes, debentures or other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items in each case made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.

         "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

         "ISSUING LENDER" means, as the context may require, (i) Bank One (or its predecessors) with respect to Facility Letters of Credit issued by it pursuant to this Agreement, (ii) Bank One, with respect to the Existing Letters of Credit, (iii) any other Lender that becomes an Issuing Lender, pursuant to
Section 2.20, with respect to Facility Letters of Credit issued by such Lender,
(iv) the Alternate Currency Lender with respect to the issuance of Alternate Currency Letters of Credit or (v) collectively, all the foregoing.

         "ITALIAN LIRE" means the lawful money of Italy.

         "JAPANESE YEN" means the lawful money of Japan.

         "L/C DRAFT" means a draft drawn on an Issuing Lender pursuant to a Facility Letter of Credit.

         "L/C INTEREST" is defined in Section 2.21.

         "L/C OBLIGATIONS" means, without duplication, an amount equal to the sum of (i) the aggregate of the amount then available for drawing under each of the Facility Letters of Credit, (ii) the face amount of all outstanding L/C Drafts corresponding to the Facility Letters of Credit, which L/C Drafts have been accepted by the Issuing Lender, (iii) the aggregate outstanding amount of all Reimbursement Obligations with respect to the Facility Letters of Credit at such time and (iv) the aggregate face amount of all Facility Letters of Credit requested by any Borrower but not yet issued (unless the request for an unissued Facility Letter of Credit has been denied).

         "LENDERS" means the lending institutions listed on the signature pages of this Agreement, including the Issuing Lenders, the Alternate Currency Lender and the Swing Line Lender and their respective successors and assigns. Each reference in this Agreement to any Lender shall, to the extent applicable, be deemed to be a reference to the Alternate Currency Lender.

         "LENDING INSTALLATION" means, with respect to a Lender or the Administrative Agent, any office, branch, Subsidiary or affiliate of such Lender or the Administrative Agent.

         "LETTER(S) OF CREDIT" means (i) the Facility Letters of Credit and (ii) the Alternate Currency Letters of Credit.

         "LEVERAGE RATIO" means the ratio of (i) the sum of (a) Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to (ii) EBITDA. The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness (including Permitted Subordinated Indebtedness) and Capitalized Lease Obligations, Indebtedness and Capitalized Lease Obligations as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount for the preceding fiscal two-quarter period ending on such day multiplied by two (2); provided, however, there shall be excluded from the calculation of EBITDA, the EBITDA attributable to Brightpoint and its Subsidiaries' discontinued Global Trading Business.

         "LIEN" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "LOAN(S)" means, (i) with respect to a Lender, such Lender's portion of any Advance made pursuant to Section 2.1, (ii) with respect to the Swing Line Lender, its Swing Line Loans, (iii) with respect to the Alternate Currency Lender, its Alternate Currency Loans, and (iv) collectively all Loans, whether Revolving Loans, Alternate Currency Loans or Swing Line Loans and whether made or continued as or converted to Floating Rate Loans or Fixed Rate Loans.

         "LOAN ACCOUNT" is defined in Section 2.14(F) hereof.

         "LOAN DOCUMENTS" means this Agreement, the Alternate Currency Documents, the Notes, the Collateral Documents and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, including the letter agreements regarding fees among the Administrative Agent, the Arranger and Brightpoint and between the Administrative Agent and the Borrower, in each case as the same may be amended, restated or otherwise modified and in effect from time to time.

         "LYONS"? means those certain Liquid Yield Option? Notes due 2018 (Zero Coupon -- Subordinated), issued by Brightpoint pursuant to the Indenture, as the same may be amended, supplemented or modified in accordance with Section 6.3(R) hereof.

         "MANAGEMENT" means those Persons listed on Schedule 1.1.5 under such heading.

         "MARGIN STOCK" shall have the meaning ascribed to such term in Regulation U.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect upon (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of Brightpoint and its Subsidiaries taken as a whole,
(b) the ability of any Borrower to perform its respective obligations under the Loan Documents in any material respect, or (c) the ability of the Lenders or the Administrative Agent to enforce in any material respect the Obligations or their rights with respect to the Collateral other than any such inability resulting form the Gross Negligence or willful misconduct of any Lender or the Administrative Agent.

         "MATERIAL SUBSIDIARY" shall mean a direct or indirect Subsidiary of Brightpoint the consolidated total assets (directly and together with its Subsidiaries) of which are, at any time, greater than $3,000,000; provided that Brightpoint JBA, L.L.C. shall not be considered a "Material Subsidiary" hereunder so long as such Subsidiary engages in no other activity other than owning, directly or indirectly, an interest in a jet engine aircraft.

         "MAXIMUM EUROCURRENCY AMOUNT" means One-Hundred Twenty-Five Million and 00/100 Dollars ($125,000,000).

         "MAXIMUM AGGREGATE ALTERNATE CURRENCY AMOUNT" means Twenty-Two Million Eight Hundred Twenty-Six Thousand Eighty Seven and 00/100 Dollars
($22,826,087.00).

         "MAXIMUM REVOLVING CREDIT AMOUNT" means, at any particular time, the lesser of (A) the Aggregate Revolving Loan Commitment at such time and (B) the Borrowing Base at such time.

         "MULTIEMPLOYER PLAN" means a "Multiemployer Plan" as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either Brightpoint or any member of the Controlled Group.

         "NATIONAL CURRENCY UNIT" means the unit of currency (other than a euro unit) of each member state of the European Union that participates in the third stage of Economic and Monetary Union.

         "NET INCOME" is defined in Section 6.4(A) hereof.

         "NON PRO RATA LOAN" is defined in Section 8.2 hereof.

         "NOTES" means the Revolving Notes, any notes issued to evidence the Alternate Currency Loans, and the Swing Line Loan Note.

         "NOTICE OF ASSIGNMENT" is defined in Section 13.3(B) hereof.

         "OBLIGATIONS" means all Loans, Alternate Currency Loans, reimbursement obligations with respect to Facility Letters of Credit and Alternate Currency Letters of Credit, advances, debts, liabilities, obligations, covenants and duties owing by any of the Borrowers, Subsidiary Borrowers or Guarantors to the Administrative Agent, the Arranger, any of the Lenders, the Alternate Currency Lender, the Issuing Lenders, the Swing Line Lender, any Affiliate of any of the foregoing or any Indemnitee, of any kind or nature, present or future, arising under this Agreement, the Notes, the Collateral Documents, any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to any of the Borrowers or Guarantors under this Agreement or any other Loan Document.

         "ORIGINAL ADMINISTRATIVE AGENT" means NBD Bank, N.A. (as successor to The First National Bank of Chicago), in its capacity as the "Administrative Agent" under the Original Credit Agreement.

         "ORIGINAL CLOSING DATE" means May 13, 1998.

         "ORIGINAL CREDIT AGREEMENT" means the Amended and Restated Multicurrency Credit Agreement dated as of May 13, 1998 (which amended and restated the Multicurrency Credit Agreement dated as of June 24, 1997) among Brightpoint, BPI, certain subsidiaries of Brightpoint, and the Administrative Agent, as the same was amended prior to the date hereof by Amendments 1 through 4 thereto.

         "OTHER TAXES" is defined in Section 2.14(E)(ii) hereof.

         "PARTICIPANTS" is defined in Section 13.2(A) hereof.

         "PAYMENT DATE" means the last Business Day of each March, June, September and December.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "PERMITTED ACQUISITION" is defined in Section 6.3(G) hereof.

         "PERMITTED EXISTING CONTINGENT OBLIGATIONS" means the Contingent Obligations of the Borrowers and all other Subsidiaries of Brightpoint identified as such on Schedule 1.1.2 to this Agreement.

         "PERMITTED EXISTING INDEBTEDNESS" means the Indebtedness of the Borrowers and all other Subsidiaries of Brightpoint identified as such on
Schedule 1.1.3 to this Agreement.

         "PERMITTED EXISTING INVESTMENTS" means the Investments of the Borrowers and all other Subsidiaries of Brightpoint identified as such on Schedule 1.1.4 to this Agreement.

         "PERMITTED EXISTING LIENS" means the Liens on assets of the Borrowers or all other Subsidiaries of Brightpoint identified as such on Schedule 1.1.5 to this Agreement.

         "PERMITTED PURCHASE MONEY INDEBTEDNESS" is defined in Section 6.3(A) hereof.

         "PERMITTED SUBORDINATED INDEBTEDNESS" means the Indebtedness evidenced by the LYONS.

         "PERSON" means any natural person, corporation, firm, company, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "PLAN" means an employee benefit plan defined in Section 3(3) of ERISA in respect of which Brightpoint or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in
Section 3(5) of ERISA.

         "PLEDGE AGREEMENTS" means: (i) that certain Pledge Agreement dated as of the Original Closing Date executed by Brightpoint in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations pledging 100% of the Capital Stock of BPI to secure payment of the Secured Obligations; (ii) that certain Pledge Agreement dated as of April 17, 1998 executed by Brightpoint in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations pledging 100% of the Capital Stock of Brightpoint Latin America Holdings, Inc., an Indiana corporation, 100% of the Capital Stock of Wireless Fulfillment Services LLC and the Capital Stock of any other "Pledged Subsidiary" set forth therein from time to time to secure payment of the Secured Obligations; (iii) that certain Pledge of Shares dated April 17, 1998 executed by BPI in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations pledging 65% of the Capital Stock of Brightpoint BV1 to secure payment of the Secured Obligations; (iv) that certain Pledge of Shares dated April 17, 1998 executed by Brightpoint BV1 in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations pledging 65% of the Capital Stock of Brightpoint BV2 to secure payment of the Secured Obligations; and (v) any other pledge agreements subsequently executed by Brightpoint or any of its Subsidiaries to secure the Secured Obligations, together in each case with all documents, instruments and agreements executed in connection therewith or contemplated thereby.

         "PRIME RATE" is defined in the definition of Alternate Base Rate above.

         "PRO RATA SHARE" means, with respect to any Lender, the percentage obtained by dividing (A) such Lender's Revolving Loan Commitment, or, with respect to the Alternate Currency Lender, its Alternate Currency Commitment, at such time (as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the Aggregate Commitment of the Lenders at such time; provided, however, if all of the Commitments are terminated pursuant to the terms of this Agreement, then "Pro Rata Share" means the percentage obtained by dividing (x) the sum of all of such Lender's Loans and L/C Obligations by (y) the aggregate amount of all Loans and L/C Obligations.

         "PURCHASERS" is defined in Section 13.3(A) hereof.

         "RATE OPTION" means the applicable Fixed Rate or Floating Rate.

         "RC BUYING LENDER" is defined in Section 2.4(f).

         "RC SELLING LENDER" is defined in Section 2.4(f).

         "REALLOCATED SHARE" is defined in Section 2.4(f).

         "RECEIVABLE(S)" means and includes all of Brightpoint's or BPI's presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of Brightpoint or BPI to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, including, without limitation, all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

         "REGISTER" is defined in Section 13.3(C) hereof.

         "REGULATION T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.

         "REGULATION X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

         "REIMBURSEMENT OBLIGATION" is defined in Section 2.22 hereof.

         "RELEASE" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

         "RENTALS" is defined in Section 6.4(A) hereof.

         "REPLACEMENT LENDER" is defined in Section 2.19 hereof.

         "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days after such event occurs; provided, however, that a failure to meet the minimum funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "REQUIRED LENDERS" means Lenders whose Pro Rata Shares, in the aggregate, are at least sixty-six and two-thirds percent (66-2/3%), provided, however, that, if any of the Lenders shall have failed to fund its Revolving Credit Share of any Loan requested by any Borrower which such Lenders are obligated to fund under the terms of this Agreement and any such failure has not been cured, then for so long as such failure continues, "REQUIRED LENDERS" means Lenders (excluding all Lenders whose failure to fund such Loans have not been so cured) whose Pro Rata Shares represent at least sixty-six and two-thirds percent (66-2/3%) of the aggregate Pro Rata Shares of such non-defaulting Lenders; provided, further, however, that, if the Commitments have been terminated pursuant to the terms of this Agreement, "REQUIRED LENDERS" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Loans and L/C Obligations are at least sixty-six and two-thirds percent (66-2/3%).

         "REQUIREMENTS OF LAW" means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act, the Securities Exchange Act, Regulations T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

         "RESERVE REQUIREMENT" means the maximum reserve requirement, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) with respect to

"Eurocurrency liabilities" or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurocurrency Rate Loans is determined or category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents.

         "RESET DATE" is defined in Section 1.3.

         "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any ownership, membership or other Equity Interest in Brightpoint now or hereafter outstanding, except a dividend payable solely in additional interests of the same type, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any ownership, membership or other Equity Interest in Brightpoint or any such interests or shares of any class of Capital Stock of Brightpoint now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to any Permitted Subordinated Indebtedness, (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding options or other rights to acquire any ownership, membership or other Equity Interests in Brightpoint, (v) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of any Permitted Subordinated Indebtedness or any ownership, membership or other Equity Interests in Brightpoint or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission and (vi) any payment of management fees (or other fees of a similar nature) by Brightpoint to any holder of ownership, membership or other Equity Interests in Brightpoint or any member of management of Brightpoint or their Affiliates.

         "RESTRUCTURING PLAN" means the restructuring plan announced on June 30, 1999 by Brightpoint, including, (i) elimination or restructuring of certain non-performing business activities, which will include disposal of operations in the United Kingdom, restructuring of operations in China (including exiting from two operating agreements), sale of the Hong-Kong based accessories company, disposal of operations in Argentina and Poland, reduction of the scope of business in Taiwan, closing of the distribution center in the Netherlands, (ii) and improving the cost structure in Brightpoint and its Subsidiaries' businesses.

         "REVOLVING CREDIT AVAILABILITY" means, at any particular time, the lesser of (a) the amount by which the Aggregate Revolving Loan Commitment exceeds the Dollar Amount of the Revolving Credit Obligations and (b) the Amount Available for Borrowing at such time.

         "REVOLVING CREDIT OBLIGATIONS" means, at any particular time, the sum of (i) the outstanding principal amount of the Revolving Loans at such time, plus (ii) the L/C Obligations at such time plus (iii) the outstanding principal amount of the Swing Line Loans at such time.

         "REVOLVING CREDIT SHARE" means, with respect to any Lender, the percentage obtained by dividing (A) such Revolving Lender's Revolving Loan Commitment at such time by (B) the Aggregate Revolving Loan Commitment at such time.

         "REVOLVING LOAN" is defined in Section 2.1.

         "REVOLVING LOAN COMMITMENT" means, for each Lender, the obligation of such Lender to make Revolving Loans and to purchase participations in Facility Letters of Credit Swing Line Loans and Alternate Currency Credits under Section
2.4 not exceeding the Dollar Amount set forth on Exhibit D to this Agreement opposite its name thereon under the heading "Revolving Loan Commitment" or in the assignment and acceptance by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable assignment and acceptance.

         "REVOLVING NOTE" means (a) the master promissory note, in substantially the form of Exhibit E hereto, duly executed by a Borrower and issued to the Administrative Agent on behalf of all of the Lenders which have made or purchased Revolving Loans in the amount of the Aggregate Revolving Loan Commitment, including any amendment, restatement, modification, renewal or replacement of such Revolving Note and (b) any individual promissory note issued by each of Brightpoint and BPI to any Lender requesting such individual promissory note and in substantially the form of Exhibit F hereto, duly executed by a Borrower and payable to the order of a Lender in the amount of its Revolving Loan Commitment (or, if to the Alternate Currency Lender in respect of a purchase thereby of any Revolving Credit Obligations pursuant to Section 2.4, in the aggregate amount of the Revolving Credit Obligations so purchased, including any amendment, restatement, modification, renewal or replacement of such Revolving Note.

         "RISK-BASED CAPITAL GUIDELINES" is defined in Section 3.2 hereof.

         "SECURED OBLIGATIONS" means, collectively, (i) the Obligations and (ii) all Hedging Obligations owing to one or more of the Lenders (or any agency or Affiliate thereof).

         "SECURITY AGREEMENTS" means (a) those certain Security Agreements dated as of the Original Closing Date executed by Brightpoint and BPI, respectively, in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations as amended, restated or otherwise modified from time to time and (b) those security agreements, in substantially the same form as the Security Agreement executed by Brightpoint, executed by any Material Subsidiary which is a Domestic Subsidiary pursuant to the terms of Section 6.2(M).

         "SINGLE EMPLOYER PLAN" means a Plan maintained by Brightpoint or any member of the Controlled Group for employees of Brightpoint or any member of the Controlled Group.

         "STERLING" means the lawful money of the United Kingdom.

         "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding Capital Stock having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of Brightpoint.

         "SUBSIDIARY BORROWER" means each direct or indirect Subsidiary of Brightpoint named as such on the signature pages of an Alternate Currency Addendum and duly designated by Brightpoint pursuant to Section 2.3(f) hereof to request Alternate Currency Loans or Alternate Currency Letters of Credit; provided no Subsidiary may be a Subsidiary Borrower if less than 80% of the combined voting power of such Subsidiary's Capital Stock ordinarily having the right to vote at an election of directors of such Subsidiary is owned of record and beneficially directly or indirectly by Brightpoint, Brightpoint shall have the power, directly or indirectly to elect a majority of the board of directors of such Subsidiary and such Subsidiary shall have delivered such documents, instruments and agreements as may be required pursuant to the terms of this Agreement.

         "SWEDISH KRONER" means the lawful money of Sweden.

         "SWING LINE LENDER" means Bank One and any replacement Administrative Agent that elects to be a Swing Line Lender.

         "SWING LINE LOAN" means (a) any Swing Line Loan made pursuant to the Original Credit Agreement and outstanding on the Closing Date and (b) a loan made available to either of the Borrowers by the Swing Line Lender pursuant to
Section 2.2.

         "SWING LINE LOAN COMMITMENT" means the obligation of the Swing Line Lender to make Swing Line Loans up to a maximum principal amount of $5,000,000 at any one time outstanding.

         "SWING LINE LOAN NOTE" means a the Swing Line Loan Note in substantially the form of Exhibit F hereto executed by Brightpoint as of the Original Closing Date and payable to the order of the Swing Line Lender in the amount, if any, of its Swing Line Loan Commitment.

         "SWISS FRANCS"means the lawful money of Switzerland.

         "TAXES" is defined in Section 2.14(E)(i) hereof.

         "TERMINATION DATE" means the earlier of (a) June 23, 2002 or (b) the date of termination of the Commitments pursuant to Section 2.6 or Section 8.1.

         "TERMINATION EVENT" means (i) a Reportable Event with respect to any Benefit Plan; (ii) the withdrawal of Brightpoint or any member of the Controlled Group from a Benefit Plan during a plan year in which Brightpoint or such Controlled Group member was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan participants who are employees of Brightpoint or any member of the Controlled Group; (iii) the imposition of an obligation on Brightpoint or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in
Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of Brightpoint or any member of the Controlled Group from a Multiemployer Plan.

         "TOTAL CAPITAL" means, at a particular date, the sum of (a) Consolidated Book Equity on such date plus (b) the aggregate outstanding principal balance of the LYONS on such date. Unless otherwise specified herein, Total Capital shall be determined based upon the financial statements most recently delivered pursuant to the terms of Section 6.1(A).

         "TRADEMARK SECURITY AGREEMENT" means that certain Trademark Security Agreement dated as of the Original Closing Date executed by Brightpoint in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations as amended, restated or otherwise modified from time to time.

         "TRANSFEREE" is defined in Section 13.5 hereof.

         "TYPE" means, with respect to any Loan, its nature as a Base Rate Loan or a Eurocurrency Rate Loan.

         "UNMATURED DEFAULT" means an event which, but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "YEAR 2000 ISSUES" means the anticipated costs, problems and uncertainties associated with the inability of certain computer applications to effectively handle data including dates on and after January 1, 2000, as it affects the business, operations, and financial condition of the

Borrower, or the Borrower and its Subsidiaries and of the Borrower's and its Subsidiaries' customers, suppliers and vendors.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with United States generally accepted accounting principles in existence as of the date hereof.

         1.2 Supplemental Disclosure. At any time at the request of the Administrative Agent and at such additional times as Brightpoint determines, Brightpoint shall supplement each schedule or representation herein or in the other Loan Documents with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby. If any such supplement to such schedule or representation discloses the existence or occurrence of events, facts or circumstances which are restricted or prohibited by the terms of this Agreement or any other Loan Documents, such supplement to such schedule or representation shall not be deemed an amendment thereof unless expressly consented to in writing by Administrative Agent and the Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by the Administrative Agent or any Lender of any Default disclosed therein. Any items disclosed in any such supplemental disclosures shall be included in the calculation of any limits, baskets or similar restrictions contained in this Agreement or any of the other Loan Documents.

         1.3 Currency Equivalents. Not later than 12:00 noon, Indianapolis time or local time, as applicable, on each Calculation Date, the Administrative Agent and the Alternate Currency Lender, as applicable, shall (i) determine the Exchange Rate as of such Calculation Date with respect to each Agreed Currency and each Alternate Currency as to which an Alternate Currency Addendum is in effect and (ii) give notice thereof to Brightpoint and the Lenders. The Exchange Rates so determined shall become effective immediately with respect to any new Loans being made or Letters of Credit being issued on any Calculation Date and otherwise on the fifth Business Day immediately following the relevant Calculation Date (a "RESET DATE"), shall remain effective until the next succeeding Reset Date and shall during the period of their effectiveness be employed in making any computation of currency equivalents required to be made under this Agreement (other than any computation required under Section 2.26).

         1.4 Amendment and Restatement of Original Credit Agreement. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Sections 4.1 and 4.2, the terms and provisions of the Original Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. All Loans made and Secured Obligations incurred under the Original Credit Agreement which are outstanding on the Closing Date shall continue as Loans and Obligations under (and shall be governed by the terms of) this Agreement. Without limiting the foregoing, (a) all Existing Letters of Credit (as defined in the Original Credit Agreement) and the Letters of Credit issued for the account of the Borrowers under the Original Credit Agreement which remain outstanding on the Effective Date shall continue as Facility Letters of Credit under (and shall be governed by the terms of) this Agreement and (b) all Secured Obligations consisting of Hedging Obligations incurred under Hedging Agreements with any Lender or any Affiliate of any Lender which are outstanding on the Closing Date shall continue as Secured Obligations under this Agreement and the other Loan Documents.

         1.5 Redesignation of the Original Administrative Agent. Bank One has succeeded to the position of NBD Bank, N.A. with respect to its rights and responsibilities hereunder as the Administrative Agent. Notwithstanding anything in the Original Credit Agreement or elsewhere to the contrary, Bank One shall replace NBD Bank, N.A. as the Administrative Agent under this Agreement, such replacement shall be deemed to have occurred in accordance with and in satisfaction of all the requirements with respect thereto set forth in the Original Credit Agreement and elsewhere, and consent is hereby expressly given to such replacement.

ARTICLE II:  THE CREDITS

         2.1 Revolving Loans to Brightpoint and BPI. Upon the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2 hereof, from and including the date of this Agreement and prior to the Termination Date, each Lender with a Revolving Loan Commitment severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to Brightpoint and/or BPI from time to time, in an Agreed Currency, in a Dollar Amount not to exceed such Lender's Revolving Credit Share of the Dollar Amount of the Revolving Credit Availability at such time (each individually, a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS"); provided, that, if any Advance made (or to be made) would, but for this provision, be capable of being made either in euro or in an applicable National Currency Unit, such Advance shall be made in euro; and provided further that at no time shall the Dollar Amount of the Revolving Credit Obligations in Agreed Currencies other than Dollars exceed the Maximum Eurocurrency Amount other than as a result of currency fluctuations and then only to the extent permitted in Section 2.5(B). Each Advance under this Section 2.1 shall consist of Revolving Loans made by each such Lender ratably in proportion to such Lender's respective Revolving Credit Share. Subject to the terms of this Agreement, Brightpoint and BPI may borrow, repay and reborrow at any time prior to the Termination Date. The Revolving Loans made on the Closing Date shall initially be Base Rate Loans and thereafter may be continued as Base Rate Loans or converted into Eurocurrency Rate Loans in the manner provided in Section 2.10 and subject to the other conditions and limitations therein set forth and set forth in this Article II. On the Termination Date, the outstanding principal balance of the Revolving Loans shall be paid in full by the applicable Borrower and prior to the Termination Date prepayments of the Revolving Loans shall be made if and to the extent required in Section 2.5.

         2.2 Swing Line Loans. (a) Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2, from and including the date of this Agreement and prior to the Termination Date, the Swing Line Lender agrees, on the terms and conditions set forth in this Agreement, to make Swing Line Loans in Dollars to Brightpoint from time to time in an amount not to exceed the lesser of (i) its Swing Line Loan Commitment minus the outstanding principal balance of all Swing Line Loans then outstanding; and (ii) the Revolving Credit Availability at such time. Each Swing Line Loan shall be in a minimum amount of not less than $100,000 (or such lesser amount as may be agreed to by the Swing Line Lender) or an integral multiple of $100,000 (or such lesser amount as may be agreed to by the Swing Line Lender) in excess thereof, and all interest payable on the Swing Line Loans shall be payable to the Swing Line Lender for its sole account.

                  (b) Borrowing Notice. Brightpoint shall deliver to the Administrative Agent a Borrowing Notice signed by it not later than 12:00 noon. (Indianapolis time) on the Borrowing Date of each Swing Line Loan specifying (i) the applicable Borrowing Date (which shall be a Business Day) and (ii) the aggregate amount of the requested Swing Line Loan. The Swing Line Loans shall at all times be Base Rate Loans.

                  (c) Making of Swing Line Loans. Not later than 3:00 p.m. (Indianapolis time) on the applicable Borrowing Date, the Swing Line Lender shall make available its Swing Line Loan in funds immediately available to Brightpoint.

                  (d) Repayment of Swing Line Loans. The Swing Line Loans shall be evidenced by a Swing Line Loan Note and each Swing Line Loan shall be paid in full by Brightpoint on or before the fifth Business Day after the Borrowing Date for such Swing Line Loan. Outstanding Swing Line Loans may be repaid from the proceeds of Revolving Loans or Swing Line Loans. Any repayment of a Swing Line Loan shall be accompanied by accrued interest thereon and shall be in the minimum amount of $100,000 (or such lesser amount as may be agreed to by the Swing Line Lender) and in increments of $100,000 (or such lesser amount as may be agreed to by the Swing Line Lender) in excess thereof or the full amount of such Swing Line Loan. The Administrative Agent (i) may at any time in its sole discretion with respect to any outstanding Swing Line Loan, or (ii) shall on the fifth Business Day after the Borrowing Date of any outstanding Swing Line Loan (notwithstanding the minimum amount of Base Rate Advances as provided in Section 2.9), require each Lender (including the Swing Line Bank) to make a Revolving Loan in the amount of such Lender's Revolving Credit Share of such Swing Line Loan, for the purpose of repaying such Swing Line Loan. Unless the Administrative Agent shall have been notified in writing by the Required Lenders prior to its making any Swing Line Loan, that the applicable conditions precedent set forth in Article IV have not then been satisfied, each Lender's obligation to make Revolving Loans pursuant to Section 2.1 and this Section 2.2(d), to purchase such loans pursuant to Section 2.4(f) or to repay such Swing Line Loan shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including the occurrence or continuance of a Default. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.2(d), the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.2(d), such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the applicable Swing Line Lender, without recourse or warranty, an undivided interest in and participation in the applicable Swing Line Loan in the amount of the Loan such Lender was required to make pursuant to this Section 2.2(d) and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand by the Administrative Agent and ending on the date such obligation is fully satisfied.

         2.3  Alternate Currency Facility.

                  (a) General Terms. Brightpoint and the Alternate Currency Lender may, in their respective discretion, from time to time agree that one or more Subsidiary Borrowers may borrow (or receive other financial accommodations), subject to the terms of this Agreement and the applicable Alternate Currency Documents, Alternate Currency Loans (including having letters of credit issued for its account) on a revolving basis from the Alternate Currency Lender (or any Affiliate, branch or agency thereof and designated thereby) by delivering an Alternate Currency Addendum to the Administrative Agent, executed by such Subsidiary Borrower and the Alternate Currency Lender.

                  (b) Alternate Currency Loans/Alternate Currency Letters of Credit; Procedures. Upon the satisfaction of the conditions precedent set forth in Sections 4.1, 4.2 and 4.3 hereof and set forth in the applicable Alternate Currency Documents, from and including the later of the date of this Agreement and the date of execution of the applicable Alternate Currency Addendum and prior to the Termination Date (unless an earlier Termination Date shall be specified in the applicable Alternate Currency Documents), the Alternate Currency Lender agrees on the terms and conditions set forth in this Agreement and in the applicable Alternate Currency Documents, to make Alternate Currency Loans to or to issue one or more Alternate Currency Letters of Credit for the account of any Subsidiary Borrower identified in an Alternate Currency Addendum to which such Alternate Currency Lender is a party from time to time in the applicable Alternate Currency, such Alternate Currency Credit in an amount not to exceed the lesser of (i) the Alternate Currency Commitment of such Alternate Currency Lender minus the aggregate Dollar Amount of all of such Alternate Currency Lender's outstanding Alternate Currency

Obligations at such time and (ii) the Alternate Currency Availability at such time. Procedures for making Alternate Currency Credits, with respect to any Subsidiary Borrower, shall be established pursuant to the Alternate Currency Documents applicable to such Subsidiary Borrower and the applicable Alternate Currency. Subject to the terms of this Agreement and the applicable Alternate Currency Documents, the Subsidiary Borrowers may borrow, repay and reborrow at any time prior to the Termination Date. On the Termination Date, the outstanding principal balance of the Alternate Currency Credits shall be paid in full by the applicable Subsidiary Borrower and prior to the Termination Date prepayments of the Alternate Currency Credits shall be made by the applicable Subsidiary Borrower if and to the extent required in Section 2.3(h). It shall be the obligation of all Alternate Currency Lenders to monitor all Alternate Currency Loans made by each of the Alternate Currency Lenders so as to ensure compliance with the various provisions of this Agreement pursuant to which maximum amounts are established for the Alternate Currency Loans, including, without limitation, the provisions set forth in Section 2.3(d).

                  (c) Alternate Currency Addenda. Each Alternate Currency Addendum shall set forth (i) the true legal identity and notice information with respect to the applicable Subsidiary Borrower, (ii) the Alternate Currency Lender's local notice information (or that of its Affiliate, branch or agency which is acting on behalf of the Alternate Currency Lender), and (iii) the Alternate Currency applicable thereto, and (iv) the maximum amount (expressed in Dollars and without duplication) of the Alternate Currency Credit available from the Alternate Currency Lender with respect to such Alternate Currency Addendum (as the same may be reduced from time to time pursuant to Section 2.3(j)).

                  (d) Limitations on Alternate Currency Loans/Alternate Currency Letters of Credit. No Alternate Currency Loan may be made and no Alternate Currency Letter of Credit shall be issued if at the time of the making or issuance thereof (i) an Exchange Rate with respect to the applicable Alternate Currency cannot be determined, (ii) with respect to the proposed issuance of an Alternate Currency Letter of Credit, such Alternate Currency Letter of Credit would, if issued, expire later than the Termination Date, or (iii) after giving effect thereto, (A) the Dollar Amount of the Alternate Currency Obligations for such Alternate Currency would exceed the maximum amount specified as the maximum amount for such Alternate Currency in the applicable Alternate Currency Addendum or (B) the Dollar Amount of the Alternate Currency Obligations for all Alternate Currencies would exceed the Maximum Aggregate Alternate Currency Amount other than as a result of currency fluctuations and then only to the extent permitted in Section 2.3(h). Additionally, no Alternate Currency Letter of Credit may be issued unless such Alternate Currency Letter of Credit contains language substantially similar to the language set forth on Schedule 2.3 regarding a forced-draw of such Alternate Currency Letter of Credit upon the occurrence of a Conversion Event with respect to the applicable Subsidiary Borrower and the Alternate Currency Lender shall be obligated to give notice to the beneficiary of such Alternate Currency Letter of Credit implementing the forced-draw provision upon the occurrence of such a Conversion Event.

                  (e) Reporting by Alternate Currency Lender. The Alternate Currency Lender shall furnish to the Administrative Agent, not less frequently than monthly, and at any other time at the reasonable request of the Administrative Agent, a statement setting forth the outstanding Alternate Currency Credits made or issued and repaid or expired during the period since the last such report under such Alternate Currency Addendum.

                  (f) Subsidiary Borrowers. Brightpoint may at any time or from time to time, with the consent of the Administrative Agent, which consent shall not be unreasonably withheld, and of the Alternate Currency Lender, in its discretion, cause any Subsidiary to be a "SUBSIDIARY BORROWER" hereunder by delivery to the Administrative Agent of (1) a duly completed Alternate Currency Addendum, executed by such Subsidiary and the Alternate Currency Lender, with the written consent of Brightpoint at the foot thereof (2) to the extent not prohibited by applicable law, a duly completed Guarantor Assumption Letter, executed by such Subsidiary, and (3) any other Alternate Currency Documents or such other instruments or documents as may be reasonably required by the Administrative Agent. Upon such execution, delivery and consent, such Subsidiary shall for all purposes be a Subsidiary Borrower under this Agreement.

                  (g) Payments; Enforcement. Notwithstanding anything in this Agreement to the contrary, prior to a Conversion Date, principal, interest and fees payable on the Alternate Currency Obligations shall be payable to the Alternate Currency Lender for its own account and at the times (other than prepayments necessitated by Section 2.3(h) below) and places set forth in the applicable Alternate Currency Documents.

                  (h) Mandatory Prepayments of Alternate Currency Loans. If on any Reset Date or the date of the making of any Alternate Currency Credit (after giving effect to any Alternate Currency Credit to be made or issued or repaid or expired on such date), the Dollar Amount of all Alternate Currency Obligations under any Alternate Currency Addendum exceeds 105% of the aggregate Alternate Currency Commitment with respect thereto, the applicable Subsidiary Borrower shall on such Reset Date or on the date of such borrowing prepay Alternate Currency Loans, or make a cash collateral deposit to the Alternate Currency Lender in anticipation of and to be applied against any reimbursement obligation which may arise in respect of any Alternate Currency Letter of Credit, in an aggregate amount such that after giving effect thereto the Dollar Amount of all such Alternate Currency Obligations (less any such cash collateral being held) is less than or equal to the aggregate Alternate Currency Commitment with respect thereto.

                  (i) Termination of Subsidiary Borrowers. So long as the principal of and interest on any Alternate Currency Loans made to any Subsidiary Borrower shall have been repaid or paid in full, no outstanding Alternate Currency Letters of Credit exist with respect to such Subsidiary Borrower, and all other obligations of such Subsidiary Borrower under any applicable Alternate Currency Documents and subject shall have been fully performed, Brightpoint may, by notice (subject to any prior notice requirements under the applicable alternate Currency documents) to the Alternate Currency Lender and the Administrative Agent (which shall promptly notify the Lenders thereof), terminate such Subsidiary Borrower's status as a "Subsidiary Borrower"; provided, however, without the prior approval of all of the Lenders, no such termination shall operate as a release of a Pledge Agreement executed by such Subsidiary Borrower, if any, or with respect to the Capital Stock of such Subsidiary Borrower.

                  (j) Reduction of Alternate Currency Commitment. Brightpoint may permanently reduce the Alternate Currency Commitment in whole, or in part, in an aggregate minimum and integral amounts of $1,000,000 upon at least three
(3) Business Days' written notice to the Alternate Currency Lender and the Administrative Agent, which notice shall specify the amount of such reduction; provided, however, that the amount of the Alternate Currency Commitment may not be reduced below the aggregate principal amount of the outstanding Alternate Currency Obligations.

         (k) Additional Alternate Currency Lenders. Brightpoint may, upon 15 Business Days' prior written notice to the Administrative Agent and with the prior written consent of the Administrative Agent, add to the Alternate Currency Lenders one or more additional Lenders who have agreed to make Alternate Currency Credit available to one or more of the Borrower's Subsidiaries. Any such Lender shall execute and deliver to the Administrative Agent, an addendum to Exhibit D (a "COMMITMENT ADDENDUM"), in form and substance reasonably acceptable to the Administrative Agent, evidencing (i) the agreement of such Lender to become an Alternate Currency Lender, (ii) such Alternate Currency Lender's applicable notice address and (iii) the Alternate Currency Commitment of such Lender; provided in no event shall the aggregate of the Alternate Currency Commitments of all of the Alternate Currency Lenders exceed the Maximum Aggregate Alternate Currency Amount at such time. Upon the execution and delivery to the Administrative Agent of such Commitment Addendum and subject to the Administrative Agent's consent: (1) the new Alternate Currency Lender shall be deemed automatically to have become a party hereto as an Alternate Currency Lender, (2) the terms of Exhibit D shall be automatically amended to reflect such Alternate Currency Lender's Alternate Currency Commitment, (3) such Alternate Currency Lender agrees, as evidenced by its execution of such Commitment Addendum, that it shall, for all purposes, be an Alternate Currency Lender party to this Agreement and any other Loan Documents and shall have all the rights and obligations of an Alternate Currency Lender hereunder and thereunder and (4) the Aggregate Commitment shall be automatically increased by the amount the Alternate Currency Commitment of such Alternate Currency Lender. The Administrative Agent shall promptly provide a copy of the Commitment Addendum to each of the Lenders.

         2.4. Conversion of Alternate Currency Credits; Risk Sharing by All Lenders in Alternate Currency Credits.

                  (a) Conversion Events. For purposes of this Agreement, "CONVERSION EVENT" means the occurrence of any one or more of the following:

                  (1) with respect to all Alternate Currency Credits, automatically upon the occurrence of any termination of the Commitments or acceleration of the Obligations pursuant to Section 8.1(a), without any election or action on the part of the Lenders, the Administrative Agent or the Alternate Currency Lender;

                  (2) with respect to the Alternate Currency Credits of any particular Subsidiary Borrower, automatically upon the occurrence of any Default described in Section 7.1(f), 7.1(g) or 7.1(i) with respect to such Subsidiary Borrower, without any election or action on the part of the Administrative Agent, Alternate Currency Lender or any other Lender;

                  (3) with respect to the Alternate Currency Credits of any particular Subsidiary Borrower, upon the occurrence of any default under the applicable Alternate Currency Documents relating to the payment of principal or interest of the related Alternate Currency Credits;

                  (4) with respect to all Alternate Currency Credits, upon (a) the occurrence of any Default and (b) the election by the Required Lenders (any election under clause (3)(B) or this clause (4) being sometimes referred to as a "CONVERSION ELECTION").

                  (b) Redenomination of Loans in Dollars Upon a Conversion
Event.

                  (1) Immediately upon the occurrence of any Conversion Event under Section 2.4(a)(1), all Loans denominated in any currency other than Dollars shall automatically, without any election or action on the part of the Administrative Agent, the Alternate Currency Lender or any other Lender be converted to and redenominated in Dollars and shall be deemed to be "CONVERTED LOANS" for purposes of this Section 2.4.

                  (2) Immediately upon the occurrence of any Conversion Event under Section 2.4(a)(2), the Alternate Currency Credits of the particular Subsidiary Borrower affected thereby shall automatically, without any election or action on the part of the Administrative Agent, the Alternate Currency Lender or any other Lender be converted to and redenominated in Dollars and shall be deemed to be "CONVERTED LOANS" for purposes of this Section 2.4.

                  (3) Upon the occurrence of any Conversion Election under
         Section 2.4(a)(3), if such election is made by the Alternate Currency Lender for any particular Alternate Currency Credits, the Alternate Currency Lender shall advise the Administrative Agent in writing of its election, which notice shall state that it is a ?CONVERSION NOTICE? and shall specify the Subsidiary Borrower the Alternate Currency Credits of which are to be converted. Promptly upon receipt of such written notice, the Administrative Agent shall give a Conversion Notice to Brightpoint. On the date of the receipt by Brightpoint of such Conversion Notice, the Alternate Currency Loans of such Subsidiary Borrower shall automatically, without any further election or action in the part of the Administrative Agent or the Alternate Currency Lender or any other Lender be converted to and redenominated in Dollars and shall be deemed to be "CONVERTED LOANS" for purposes of this Section 2.4.

                  (4) Upon the occurrence of any Conversion Election under
         Section 2.4(a)(4), if such election is made by the Required Lenders, the Required Lenders shall advise the Administrative Agent in writing of their election, which notice shall state that it is a ?CONVERSION NOTICE?. Promptly upon receipt of such written notice, the Administrative Agent shall give a Conversion Notice to Brightpoint and the Alternate Currency Lender. On the date of the receipt by Brightpoint of such Conversion Notice, all Loans denominated in any currency other than Dollars shall automatically, without any further election or action in the part of the Administrative Agent or any Lender be converted to and redenominated in Dollars and shall be deemed to be "CONVERTED LOANS" for purposes of this Section 2.4.

         The date of any conversions hereunder shall be referred to as the "CONVERSION DATE".

                  (c) Exchange Rate for Conversions. Any Conversion Date (or as soon thereafter as reasonably practicable if such conversion occurred automatically and at a time when the Alternate Currency Lender was not made aware of the circumstances giving rise thereto) shall be a Calculation Date for any currencies in which Converted Loans were denominated and the Administrative Agent for Revolving Loans which are Converted Loans and the Alternate Currency Lender shall (i) determine the Exchange Rate as of such Calculation Date with respect to each currency in which Converted Loans were denominated and (ii) give notice thereof to Brightpoint, the Administrative Agent and the other Lenders. The Exchange Rate so determined shall be the Exchange Rate applicable with respect to all Converted Loans initially denominated in such currency.

                  (d) Payments in Dollars After Conversion; Conversion of Accrued Interest; Conversion of Alternate Currency Letters of Credit into Alternate Currency Loans and Termination of Alternate Currency Commitment; Termination of Obligations to Make Revolving

Loans in Currencies Other than Dollars. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, from and after any Conversion Date, all payments with respect to the applicable Converted Loans, whether principal, interest or otherwise, shall be made by the applicable Subsidiary Borrower or other Borrowers in Dollars. Accrued and unpaid interest with respect to any Converted Loan shall, effective on the Conversion Date applicable thereto, be converted into and redenominated in Dollars at the Exchange Rate determined pursuant to clause (c) above. Upon the occurrence of any Conversion Event with respect to the Alternate Currency Credits to any Subsidiary Borrower, (i) the Alternate Currency Lender shall implement the forced-draw provision set forth on Schedule 2.3 hereto of any outstanding undrawn Alternate Currency Letter of Credit issued for the account of such Subsidiary Borrower, and, if the beneficiary of such Alternate Currency Letter of Credit draws thereon, then the reimbursement obligation arising out of such draw and owing to the Alternate Currency Lender by the applicable Subsidiary Borrower shall be considered a Converted Loan for purposes of this Section 2.4, and (ii) the Alternate Currency Commitment to such Subsidiary Borrower shall be automatically terminated. From and after the occurrence of any Conversion Event with respect to Revolving Loans, any Revolving Loans made thereafter shall only be made in Dollars and the Borrowers shall have no option to select Agreed Currencies for Revolving Loans.

                  (e) Interest Rates for Converted Loans; Breakage Costs. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, the Converted Loans shall initially be Base Rate Loans on the Conversion Date (and the Borrower shall be liable for all amounts pursuant to Section 3.4 as a result of the conversion prior to the end of the applicable Interest Period) and thereafter may be continued as Base Rate Loans or converted into Eurocurrency Rate Loans denominated in Dollars in the manner provided in
Section 2.10 and subject to the other conditions and limitations therein set forth and set forth in this Article II.

                  (f) Reallocation of Shares; Assignment of Loans.

                  (1) Definitions. For purposes of this Section 2.4(f) the following terms shall have the following meanings:

                           "AC SELLING LENDER" means the Alternate Currency
                  Lender (or any Affiliate, branch or agency thereof) which made Alternate Currency Loans which have become Converted Loans and which are being assigned and sold pursuant to the terms of this Section 2.4(f).

                           "AC BUYING LENDER" shall mean each Lender which is
                  required to purchase any Converted Loan pursuant to the terms of this Section 2.4(f) upon the occurrence of any Conversion Event.

                           "RC SELLING LENDER" means each Lender whose
                  Reallocated Share is a lesser percentage than its Revolving Credit Share immediately prior to the Conversion Event and whose Revolving Loans and Revolving Loan Commitment under the Agreement is being reduced as a result of this Section 2.4(f).

                           "RC BUYING LENDER" means each Lender whose
                  Reallocated Share is a greater percentage than its Revolving Credit Share immediately prior to the Conversion Event and whose Revolving Loans and Revolving Loan Commitment under this Agreement is being increased as a result of this Section 2.4(f).

                  (2) Required Assignments and Acceptances Upon the Occurrence of any Conversion Event.

                           (I) Effective on any Conversion Date, each of the
                  Lenders agrees to effect purchases and assignments of all the Converted Loans and the Revolving Loans (whether or not converted) such that after such purchases and assignments each Lender has its Pro Rata Share of all Loans and Letters of Credit other than any Alternate Currency Credits which have not become Converted Loans.

                           (II) Effective on any Conversion Date each RC Selling
                  Lender and the AC Selling Lender (the "SELLING LENDERS"), hereby sells, grants, assigns and conveys to each RC Buying Lender and AC Buying Lender (the "BUYING LENDERS"), respectively, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Lender's right, title and interest in and to its outstanding Revolving Loans, L/C Obligations and Revolving Loan Commitment, in the case of the RC Selling Lenders and to its Alternate Currency Credits which are Converted Loans, in the case of the AC Selling Lenders, in the respective Dollar amounts (except as set forth in clause (IV) below) and percentages necessary so that, from and after such sale, each such Selling Lender's and Buying Lender's outstanding Loans, L/C Obligations and Commitments shall equal its Pro Rata Share of the outstanding Loans, L/C Obligations and Commitments under this Agreement (other than Alternate Currency Credits and the Alternate Currency Commitment in connection with which no Conversion Event has occurred).

                           (III) Effective on any Conversion Date, each RC
                  Buying Lender and each AC Buying Lender (the "BUYING LENDERS") hereby purchases and accepts such grant, assignment and conveyance from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the portion of the outstanding Loans, Letter of Credit Obligations and Commitment purchased hereby shall equal the respective Dollar amount (except as set forth in clause (IV) below) necessary so that, from and after such payments, each Buying Lender's outstanding Loans, Letter of Credit Obligations and Commitment shall equal such Buying Lender's Pro Rata Share of the outstanding Loans, L/C Obligations and Commitments under this Agreement (other than Alternate Currency Credits and the Alternate Currency Commitment in connection with which no Conversion Event has occurred). Except as set forth in clause
                  (IV) below, such amount shall be payable by the Buying Lenders in Dollars on the applicable Conversion Date by wire transfer of immediately available funds to the Administrative Agent. The Administrative Agent, in turn, shall wire transfer any such funds received to the Selling Lenders, in same day funds, for the sole account of the Selling Lenders.

                           (IV) Notwithstanding anything herein to the contrary,
                  if on any Conversion Date the Revolving Loans in currencies other than Dollars are not Converted Loans, then the following terms shall apply to the purchase and sale of such Revolving Loans under this Section 2.4(f):

                                    (a) the purchase price when paid by the RC
                           Buying Lenders for such sales shall be in the Agreed Currency or Agreed Currencies in which such Revolving Loans have been made;

                                    (b) the purchase price shall be paid as
                           follows: (i) with respect to all Floating Rate Loans made by the Selling RC Lenders outstanding on the Conversion Date, the Buying RC Lenders shall each pay the Administrative Agent for the account of the Selling RC Lenders, on the Conversion Date, an amount equal to its purchased percentage of all such Floating Rate Loans; and (ii) with respect to each Fixed Rate Loan made by the Selling RC Lenders outstanding on the Conversion Date, (a) on the last day of the Interest Period therefor or (b) on the date on which any such Fixed Rate Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a) or (b) being hereinafter referred to as the "RC PAYMENT DATE"), each of the RC Buying Lenders shall pay the Administrative Agent for the account of the RC Selling Lenders an amount equal to its purchased percentage of such Fixed Rate Loan. In the event interest for the period from the Conversion Date to but not including the RC Payment Date is not paid by the applicable Borrower with respect to any Fixed Rate Loan sold by the Selling RC Lenders to Buying RC Lenders hereunder, the Buying RC Lenders shall pay to the Administrative Agent for the account of the Selling RC Lenders interest for such period on its portion of such Fixed Rate Loans at the applicable Fixed Rate provided by this Agreement.

                           (V) Each Selling Lender hereby represents and
                  warrants to each Buying Lender that such Selling Lender owns the Loans, Letter of Credit Obligations and the Commitment being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Loans, Letter of Credit Obligations or Commitment, except for participations which will be extinguished upon payment to Selling Lender of an amount equal to the portion of the outstanding Loans and Letter of Credit Obligations being sold by such Selling Lender.

                           (VI) From and after a Conversion Event and upon
                  consummation of the purchases and assignments set forth herein, each reference in this Agreement to a Lender's Revolving Credit Share shall be to such Lender's Pro Rata Share.

         2.5  Optional Payments; Mandatory Prepayments.

         (A) Optional Payments. Upon not less than one (1) Business Days prior notice to the Administrative Agent, which notice shall be given not later than 12:00 noon Indianapolis time or local time, as applicable), the Borrowers may from time to time repay or prepay, without penalty or premium all or any part of outstanding Floating Rate Advances. Subject to payment of all amounts payable pursuant to Section 3.4 and upon not less than one (1) Business Days prior notice to the Administrative Agent, which notice shall be given not later than 12:00 noon (Indianapolis time or local time as applicable), the Borrowers may from time to time repay or prepay all (but not part)of any Fixed Rate Advances. Unless the aggregate outstanding principal balance of the applicable Loans is to be prepaid in full, voluntary prepayments of the Loans shall be in the same aggregate minimum amounts and integral multiples in excess of such amounts as are required for borrowings of Loans of the same Type and in the same currency as set forth in Section 2.9.

         (B) Mandatory Prepayments. (i) If on any Reset Date or the date of any borrowing (of any Eurocurrency Rate Loan after giving effect to any Eurocurrency Rate Loans to be made or prepaid on such date), (a) the Dollar Amount of all Revolving Loan Obligations exceeds 105% of the Aggregate Revolving Loan Commitments or (b) the Dollar Amount of all Eurocurrency Rate Loans in Agreed Currencies other than Dollars exceeds 105% of the Maximum Eurocurrency Amount, the Borrowers shall on such Reset Date or on the date of such borrowing prepay Revolving Loans in an aggregate amount such that after giving effect thereof (y) the Dollar Amount of all Revolving Loan Obligations is less than or equal to the Aggregate Revolving Loan Commitments and (z) the Dollar Amount of all Eurocurrency Rate Loans in Agreed Currencies other than Dollars is less than or equal to the Maximum Eurocurrency Amount.

         (ii) If at any time the Dollar Amount of the Revolving Credit Obligations plus the Alternate Currency Obligations exceeds (other than as a result of currency fluctuations and then only to the extent permitted in Section 2.3(h)) the Borrowing Base at such time, the Borrowers shall immediately make a prepayment of the Alternate Currency Loans or the Revolving Loans in an amount sufficient to eliminate such excess; provided, however, that if such excess is solely the result of the Initial Borrowing Base Adjustment, no such repayment shall be required for 30 days following the date on which the Administrative Agent gives notice to the Borrowers and Lenders of such Initial Borrowing Base Adjustment.

         2.6 Reduction of Commitments. Brightpoint may permanently reduce the Aggregate Revolving Loan Commitment in whole, or in part ratably among the Lenders having Revolving Loan Commitments, in an aggregate minimum and integral amounts of $3,000,000, upon at least three (3) Business Days' prior written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Revolving Loan Commitment may not be reduced below the aggregate principal amount of the outstanding Revolving Credit Obligations. All accrued facility fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

         2.7 Method of Borrowing. The Administrative Agent shall notify each Lender having Revolving Loan Commitments by 1:00 p.m.(Indianapolis time) of each Advance on the Borrowing Date of each Base Rate Advance, three Business Days before the Borrowing Date of each Eurocurrency Rate Advance in Dollars and four Business Days before the Borrowing Date for each Eurocurrency Rate Advance in an Agreed Currency other than Dollars and, not later than 2:00 p.m. (Indianapolis time) on each Borrowing Date, each Lender having Revolving Credit Commitments shall make available its Revolving Loan or Loans, in funds immediately available in Indianapolis, Indiana to the Administrative Agent at its address specified pursuant to Article XIV hereof unless the Administrative Agent has notified the Lenders that such Loan is to be made available to the applicable Borrower at the Administrative Agent's Eurocurrency Payment Office, in which case each Lender shall make available its Revolving Loan or Loans, in funds immediately available to the Administrative Agent at its Eurocurrency Payment Office not later than 1:00 p.m. (local time in the city of the Administrative Agent's Eurocurrency Payment Office) in the Agreed Currency designated by the Administrative Agent. The Administrative Agent will promptly make the funds so received from the Lenders available to the applicable Borrower.

         2.8 Method of Selecting Types and Interest Periods for Advances; Determination of Applicable Margins. The Advances may be Floating Rate Advances or Fixed Rate Advances, or a combination thereof, selected by the applicable Borrower in accordance with this Article II. The applicable Borrower may select, in accordance with this Article II, Rate Options and Interest Periods applicable to portions of the Revolving Loans; provided all Swing Line Loans shall be Floating Rate Loans bearing interest at the Base Rate.

                  (a) Method of Selecting Types and Interest Periods for Advances. The applicable Borrower shall select the Type of Advance and, in the case of each Fixed Rate Advance, the Interest Period and Agreed Currency applicable to each Advance from time to time.

         The applicable Borrower shall give the Administrative Agent irrevocable notice (a "BORROWING NOTICE") (i) not later than 11:00 a.m. (Indianapolis time or local time for Eurocurrency Rate Advances denominated in an Agreed Currency other than Dollars) (i) on the Borrowing Date of each Base Rate Advance; (ii) three Business Days before the Borrowing Date for each Eurocurrency Rate Advance in Dollars; and (iii) four Business Days before the Borrowing Date for each Eurocurrency Rate Advance in an Agreed Currency other than Dollars, specifying: (i) the Borrowing Date (which shall be a Business
         Day) of such Advance; (ii) the aggregate amount of such Advance; (iii) the Type of Advance selected; and (iv) in the case of each Eurocurrency Rate Advance, the Interest Period and Agreed Currency applicable thereto. Each Advance in an Agreed Currency other than Dollars must be a Eurocurrency Rate Advance. There shall be no more than ten (10) Interest Periods in effect with respect to all of the Revolving Loans at any time (with Interest Periods for the same term but in different currencies or to different Borrowers being treated as separate Interest Periods). The Borrowers shall select Interest Periods so that, to the best of the Borrowers' knowledge, it will not be necessary to prepay all or any portion of any Fixed Rate Advance prior to the last day of the applicable Interest Period in order to make mandatory prepayments as required pursuant to the terms hereof. Each Floating Rate Advance shall bear interest from and including the date of the making of such Advance to (but not including) the date of repayment thereof at the Base Rate, changing when and as such Base Rate changes. Each Fixed Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Advance. All Obligations (other than Advances) shall bear interest from and including the date such amount is payable under the terms of this Agreement or the other Loan Documents to (but not including) the date of repayment thereof at the Base Rate, changing when and as such Base Rate changes. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Loan or such other Obligations will take effect simultaneously with each change in the applicable Floating Rate.

                  (b) Determination of Applicable Margins, Applicable Letter of Credit Fee and Applicable Facility Fee.

                  (i) Definitions. As used in this Section 2.8(b) and in this Agreement, the following terms shall have the following meanings:

                           "Applicable Margins", "Applicable Facility Fee" and
                  "Applicable Letter of Credit Fee" shall mean the Applicable Floating Rate Margin and/or Applicable Fixed Rate Margin, with respect to Loans and the Applicable Facility Fee and/or Applicable Letter of Credit Fee, with respect to fees payable as the case may be. The Applicable Margins shall be determined, in accordance with the provisions of this Section 2.8(b), by reference to the following:

                     -----------------------------------------------------------------------------------------------------------
                         Level I          Level II        Level III         Level IV         Level V              Level VI
--------------------------------------------------------------------------------------------------------------------------------
Leverage Ratio       # 3.50 to 1.00   # 4.00 to       # 4.50 to 1.00    # 5.00 to 1.00    #5.50 to 1.00 and   >5.50 to 1.00 or
                                      1.00 and        and               and              > 5.00 to 1.00       a negative
                                      > 3.50 to 1.00  > 4.00 to 1.00    > 4.50 to 1.00                        Leverage Ratio
--------------------------------------------------------------------------------------------------------------------------------
Applicable Facility
Fee                  0.35%            0.35%           0.35%             0.50%            0.50%                0.50%
--------------------------------------------------------------------------------------------------------------------------------
Applicable Fixed
Rate Margin          1.40%            1.65%           1.90%             2.00%            2.25%                2.50%
--------------------------------------------------------------------------------------------------------------------------------
Applicable
Floating Rate
Margin               0%               0%              0.25%             0.50%            0.75%                1.00%
--------------------------------------------------------------------------------------------------------------------------------
Applicable Letter
of Credit Fee        1.40%            1.65%           1.90%             2.00%            2.25%                2.50%
--------------------------------------------------------------------------------------------------------------------------------

                  (ii) Determination of Applicable Margins, Applicable Letter of Credit Fee and Applicable Facility Fee.

                  (A) The Applicable Margin in respect of any Loan, the Applicable Letter of Credit Fee payable under Section 2.24 and the Applicable Facility Fee payable under Section 2.14(C) shall be determined by reference to the table set forth in clause (i) above, as applicable, on the basis of the Leverage Ratio (calculated as provided in the definition thereof) determined by reference to the most recent financial statements delivered pursuant to Section 6.1(A)(ii) or 6.1(A)(iii); provided, however, for the period from the Closing Date until the Applicable Margins, Applicable Letter of Credit Fee and Applicable Facility Fee are first adjusted pursuant to clause (B) below, it shall be assumed that the Leverage Ratio is at Level VI.

                  (B) Upon receipt of the financial statements delivered pursuant to Section 6.1(A)(ii) or Section 6.1(A)(iii), as applicable, the Applicable Margins for all outstanding Loans, the Applicable Letter of Credit Fee and Applicable Facility Fee shall be adjusted, such adjustment being effective on the fifth (5th) Business Day after receipt of such financial statements and the Compliance Certificate to be delivered in connection therewith; provided, however, if the Borrowers shall not have timely delivered such financial statements in accordance with Section 6.1(A)(ii) or Section 6.1(A)(iii), as applicable, beginning with the date upon which such financial statements should have been delivered and continuing until such financial statements are delivered, it shall be assumed for purposes of determining the Applicable Margins, the Applicable Facility Fee and the Applicable Letter of Credit Fee that the Leverage Ratio was greater than 5.50 to 1.0.

         2.9 Minimum Amount of Each Advance. Each Eurocurrency Rate Advance shall be in the minimum amount of $1,000,000 or the Equivalent Amount of any Agreed Currency other than Dollars (and in multiples of $250,000 or the Equivalent Amount of any Agreed Currency other than Dollars if in excess thereof). Each Base Rate Advance shall be in the minimum amount of $500,000 (and in multiples of $250,000 if in excess thereof), provided, however, that any Base Rate Advance may be in the amount of the unused Aggregate Revolving Loan Commitment.

         2.10 Method of Selecting Types and Interest Periods for Conversion and Continuation of Advances.

         (A) Right to Convert. The Borrowers may elect from time to time, subject to the provisions of Section 2.8, this Section 2.10, to convert all or any part of a Loan (other than a Swing Line Loan) of any Type into any other Type or Types of Loans; provided that any Conversion of any Fixed Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

         (B) Automatic Conversion and Continuation. Floating Rate Loans shall continue as Floating Rate Loans unless and until such Floating Rate Loans are converted into Fixed Rate Loans. Fixed Rate Loans shall continue as Fixed Rate Loans until the end of the then applicable Interest Period therefor, at which time such Fixed Rate Loans (other than Fixed Rate Loans in an Agreed Currency other than Dollars) shall be automatically converted into Floating Rate Loans unless the applicable Borrower shall have given the Administrative Agent notice in accordance with Section 2.10(D) requesting that, at the end of such Interest Period, such Fixed Rate Loans continue as a Fixed Rate Loan. Fixed Rate Loans in an Agreed Currency other than Dollars shall automatically continue as Fixed Rate Loans with an Interest Period of one (1) month unless the applicable Borrower notifies the Administrative Agent otherwise as provided herein.

         (C) No Conversion Post-Default or Post-Unmatured Default. Notwithstanding anything to the contrary contained in Section 2.10(A) or Section 2.10(B), no Loan may be converted into or continued as a Fixed Rate Loan (other than a Eurocurrency Rate Loan in an Agreed Currency other than Dollars for an Interest Period only of one month) except with the consent of the Required Lenders when any Default or Unmatured Default has occurred and is continuing.

         (D) Conversion/Continuation Notice. The Borrower shall give the Administrative Agent irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each Conversion of a Floating Rate Loan into a Fixed Rate Loan or continuation of a Fixed Rate Loan (i) for Eurocurrency Loans denominated in Dollars, not later than 12:00 noon (Indianapolis) three Business Days prior to the date of the requested Conversion or continuation and (ii) for Eurocurrency Loans denominated in an Agreed Currency other than Dollars, not later than 11:00 (local time) four Business Days prior to the date of the requested Conversion or continuation, in either case specifying: (1) the requested date (which shall be a Business Day) of such Conversion or continuation; (2) the amount and Type of the Loan to be converted or continued; and (3) the amounts of Fixed Rate Loan(s) into which such Loan is to be converted or continued and the duration of the Interest Periods applicable thereto. If no such notice is given with respect to a Eurocurrency Rate Loan in an Agreed Currency other than Dollars, the Interest Period applicable to the automatic continuation of such Loan shall be one month.

         2.11 Default Rate. After the occurrence and during the continuance of a Default, at the option of the Administrative Agent or at the direction of the Required Lenders, (i) the interest rate(s) applicable to the Obligations and the letter of credit fee payable under Section 2.24 with respect to Facility Letters of Credit shall be equal to the Base Rate plus the highest Applicable Margin with respect to Base Rate Loans as set forth in Section 2.8 plus two percent (2.00%) per annum and (ii) the Applicable Letter of Credit Fee shall be increased by two percent (2.00%) per annum.

         2.12 Method of Payment. All payments of principal, interest, and fees hereunder, other than such payments which are due to the Alternate Currency Lender, shall be made, without setoff, deduction or counterclaim, to the Administrative Agent (i) at the Administrative Agent's office in Indianapolis, Indiana in immediately available funds with respect to Advances denominated in Dollars and (ii) at the Administrative Agent's Eurocurrency Payment Office in immediately available funds with respect to any Eurocurrency Rate Advance denominated in an Agreed Currency other than Dollars, in each case, or at any other Lending Installation of the Administrative Agent specified in writing (by 9:00 a.m. (Indianapolis time) on the day before the date when due) by the Administrative Agent to the Borrower, by 12:00 noon local time in Indianapolis with respect to Advances denominated in Dollars and 12:00 noon local time at the applicable payment office with respect to Advances denominated in an Agreed Currency other than Dollars on the date when due and shall be made ratably among the applicable Lenders with respect to Advances in proportion to their Revolving Credit Shares (unless such amount is not to be shared ratably in accordance with the other terms hereof). Each Advance shall be repaid or prepaid in the currency in which it was made in the amount borrowed and interest payable thereon shall be paid in such currency. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds which the Administrative Agent received at its address specified pursuant to Article XIV or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Borrowers authorize the Administrative Agent to charge any account of any Borrower maintained with Bank One, as applicable, for each payment of principal, interest and fees as it becomes due hereunder. Notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency (the "NEW CURRENCY") are introduced and the type of currency in which the Advance was made (the "ORIGINAL CURRENCY") no longer exists or the applicable Borrower is not able to make payment to the Administrative Agent for the account of the applicable Lenders in such Original Currency, then all payments to be made by the applicable Borrower hereunder or under the Notes in such Original Currency shall be made in such amount and such type of the New Currency or Dollars as shall be equivalent to the amount of such payment otherwise due hereunder or under the Notes in the Original Currency as determined as of the date of repayment, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations. For purposes of this Section 2.12, the commencement of the third stage of European Economic and Monetary Union shall not constitute the imposition of currency control or exchange regulations.

         2.13 Notes, Telephonic Notices. The Administrative Agent is authorized to record the principal amount of each of the Loans and each repayment with respect to Loans on the schedule attached to the master Note issued to evidence the Revolving Loans; in the event any Note is issued to any individual Lender, such Lender is authorized to record the principal amount of each of its Loans and each repayment with respect to its Loans on the schedule attached to its Note; and the Swing Line Lender is authorized to record the principal amount of each Swing Line Loan and each repayment with respect to such Loans on the schedules attached to the Swing Line Loan Note; provided, however, in each such case that the failure to so record shall not affect the applicable Borrower's obligations under any such Note. In the event that any Note is issued to any individual Lender, such Lender shall provide notice to that effect to the Administrative Agent and the Administrative Agent shall make a notation on the master Note reflecting such issuance. The Administrative Agent will hold the Notes issued to them on behalf of other Lenders and will make the Notes available for inspection by the applicable Borrower or any Lender during normal business hours upon prior reasonable notice therefor. The Borrowers authorize the Lenders and the Administrative Agent to extend Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of one or more of the Borrowers. The Borrowers agree to deliver promptly to the Administrative Agent a written confirmation, signed by an Authorized Officer, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, (i) the telephonic notice shall govern absent manifest error and (ii) the Administrative Agent or the Lender, as applicable, shall promptly notify the Authorizing Officer who provided such confirmation of such difference.

         2.14 Promise to Pay; Interest and Fees; Interest Payment Dates; Interest and Fee Basis; Taxes; Loan and Control Accounts.

         (A) Promise to Pay. Each of the Borrowers unconditionally promises to pay when due the principal amount of each Loan made to it and all other Obligations incurred by it, and to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the Notes.

         (B) Interest Payment Dates. Interest accrued on each Base Rate Loan shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Base Rate Loan is prepaid, whether due to acceleration or otherwise, and at maturity (whether by acceleration or otherwise). Interest accrued on each Eurocurrency Rate Loan shall be payable on the last day of its applicable Interest Period and on any date on which the Eurocurrency Rate Loan is prepaid, whether by acceleration or otherwise, and at maturity; provided, interest accrued on each Eurocurrency Rate Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued on the principal balance of all other Obligations shall be payable in arrears (i) upon repayment thereof in full or in part, (ii) if not theretofore paid in full, at the time such other Obligation becomes due and payable (whether by acceleration or otherwise) and (iii) if not theretofore paid in full, on demand, commencing on the first such day following the date such Obligation became payable pursuant to the terms of this Agreement or the other Loan Documents.



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

         (C) Fees. (i) Brightpoint shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, a non-refundable facility fee accruing at the rate of the Applicable Facility Fee per annum from and after the Closing Date until the Termination Date on the Aggregate Commitment in effect from time to time. Such facility fees payable under this clause (C) shall be payable in advance (a) for the period from the Closing Date to September 30, 1999, payable on the Closing Date, and (b) thereafter quarterly in advance on each Payment Date commencing September 30, 1999. In addition, on the Closing Date, Brightpoint shall pay to the Administrative Agent for the account of the Lenders in accordance with their Pro Rata Shares, the accrued and unpaid facility fees under the Original Credit Agreement through to the Closing Date.

         (ii) Brightpoint agrees to pay or cause the appropriate Subsidiary to pay to the Administrative Agent the administrative agent's fee set forth in the letter agreement between the Administrative Agent and Brightpoint dated April 16, 1997.

         (D) Interest and Fee Basis. Interest on Eurocurrency Rate Loans and fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on Base Rate Loans shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Obligation is incurred but not for the day of any payment on the amount paid if payment is received prior to 1:00 p.m. local time in Indianapolis with respect to Advances denominated in Dollars and 12:00 noon local time at the place of payment in the Administrative Agent's applicable payment office with respect to Advances denominated in an Agreed Currency other than Dollars. If any payment of principal of or interest on a Loan or any payment of any other Obligations shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment; provided, however, if such extension of payment would cause payment of principal or interest on any Fixed Rate Loan to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

         (E) Taxes.



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

                  (i) Any and all payments by any of the Borrowers or Guarantors hereunder (whether in respect of principal, interest, fees or otherwise) shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any interest, penalties and liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender's or Administrative Agent's, as the case may be, net income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or Administrative Agent, as the case may be, is organized (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Administrative Agent or a Lender determines to be applicable to this Agreement, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit being hereinafter referred to as "TAXES"). Subject to Section 2.14(E)(vii), if any of the Borrowers or Guarantors shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 2.14(E)) such Lender or Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Borrower or Guarantor shall make such deductions or withholdings, and (iii) such Borrower or Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to such payments by either of the Borrowers made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender's selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain its affected Loans through another Lending Installation of such Lender in another jurisdiction so as to reduce the Borrowers' liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Installation of such Lender does not, in the good faith judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Revolving Loan Commitments or such Lender. A payment may be made by Brightpoint or by the Subsidiary that is the Borrower with respect to the Loan that gives rise to such payment.



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

                  (ii) In addition, Brightpoint agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder, from the issuance of Letters of Credit hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit (hereinafter referred to as "OTHER TAXES").

                  (iii) Subject to Section 2.14(E)(vii), Brightpoint indemnifies each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.14(E)) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. A certificate as to any additional amount payable to any Lender or the Administrative Agent under this Section 2.14(E) submitted to Brightpoint and the Administrative Agent (if a Lender is so submitting) by such Lender or the Administrative Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, Brightpoint shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Administrative Agent such certificates, receipts and other documents as may be required (in the judgment of such Lender or the Administrative Agent) to establish any tax credit to which such Lender or the Administrative Agent may be entitled.

                  (iv) Within thirty (30) days after the date of any payment of Taxes or Other Taxes by any Borrower or Guarantor, such Borrower or Guarantor shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

                  (v) Without prejudice to the survival of any other agreement of either of the Borrowers or Guarantor hereunder, the agreements and obligations of the Borrowers and Guarantor contained in this Section 2.14(E) shall survive the payment in full of all Obligations hereunder, the termination of the Letters of Credit and the termination of this Agreement.

                  (vi) Without limiting the obligations of the Borrowers and Guarantors under this Section 2.14(E) (except as expressly provided by clause (vii) below), each Lender that has




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

         a Revolving Loan Commitment that is not created or organized under the laws of the United States of America or a political subdivision thereof (each a "NON-U.S. LENDER") shall deliver to Brightpoint and the Administrative Agent on or before the Closing Date, or, if later, the date on which such Lender becomes a Lender pursuant to Section 13.3 hereof, (and from time to time thereafter upon the request of Brightpoint or the Administrative Agent, but only for so long as such Non-U.S. Lender is legally entitled to do so), either (1)(x) two (2) duly completed copies of either (A) IRS Form W-8BEN (or, if delivered on or before December 31, 1999, IRS Form 1001), or (B) IRS Form W-8ECI (or, if delivered on or before December 31, 1999, IRS Form 4224), or in either case an applicable successor form, and (y) for periods prior to January 1, 2000, a duly completed copy of IRS Form W-8 or W-9 or applicable successor form; or (2) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause
         (vi)(1)(x), (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of Brightpoint, any other Borrower or any Guarantor within the meaning of Section 881(c)(3)(B) of the Code, or
         (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "EXEMPTION CERTIFICATE") and (y) two (2) duly completed copies of IRS Form W-8BEN or applicable successor form. Each such Lender further agrees to deliver to Brightpoint and the Administrative Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender in a form satisfactory to Brightpoint and the Administrative Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to Brightpoint and the Administrative Agent pursuant to this Section 2.14(E)(vi). Further, each Lender which delivers a form or certificate pursuant to this clause (vi) covenants and agrees to deliver to Brightpoint and the Administrative Agent within fifteen (15) days prior to the expiration of such form, for so long as this Agreement is still in effect, another such certificate and/or two (2) accurate and complete original newly-signed copies of the applicable form (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder).

                  Each such certificate shall certify pursuant to this Section 2.14(E)(vi) as to one of the following:

                           (a) that such Lender is capable of receiving payments
                  of interest hereunder without deduction or withholding of United States of America federal income tax;

                           (b) that such Lender is not capable of receiving
                  payments of interest hereunder without deduction or withholding of the applicable




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

                  income tax as specified therein but is capable of recovering the full amount of any such deduction or withholding from a source other than the Borrowers and the Guarantors and will not seek any such recovery from the Borrowers or the Guarantors; or

                           (c) that, as a result of the adoption of or any
                  change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority after the date such Lender became a party hereto, such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of applicable income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than the Borrowers and the Guarantors.

                  Each Lender shall promptly furnish to Brightpoint or the Administrative Agent such additional documents as may be reasonably required by Brightpoint or the Administrative Agent to establish any exemption from or reduction of any Taxes or Other Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender.

                  A Borrower shall provide such information and take such action as a Lender may reasonably request without undue expense to such Borrower to enable the Lender to comply with the foregoing provisions of this clause (vi).

                  (vii) Notwithstanding any other provision of this Section 2.14(E), no Borrower shall be obligated to gross up any payments to any Lender pursuant to Section 2.14(E)(i), or to indemnify any Lender pursuant to Section 2.14(E)(iii), in respect of United States federal withholding taxes to the extent imposed as a result of (x) the failure of such Lender to deliver to Brightpoint the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to
         Section 2.14(E)(vi), (y) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (z) the Lender designating a successor Lending Installation at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the applicable Borrower shall be obligated to gross up any payments to any such Lender pursuant to Section 2.14(E)(i), and to indemnify any such Lender pursuant to Section 2.14(E)(iii), in respect of United States federal withholding taxes if (x) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or exemption certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained





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

         therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or the certifications made in such form or forms or Exemption Certificate untrue or inaccurate in any material respect, (ii) the redesignation of the Lender's Lending Installation was made at the request of Brightpoint or another Borrower or (iii) the obligation to gross up payments to any such Lender pursuant to Section 2.14(E)(i), or to indemnify any such Lender pursuant to Section 2.14(E)(iii), is with respect to a Purchaser that becomes a Purchaser as a result of an assignment made at the request of the Borrower.

                  (viii) Each Lender and the Administrative Agent agree that if it shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been indemnified by Brightpoint or any other Borrower pursuant to this Section 2.14(E), it shall promptly notify Brightpoint of the availability of such refund and at the request of Brightpoint will apply for such refund; provided, however the failure to provide such notice shall not relieve Brightpoint or any other Borrower of any of their Obligations hereunder. Upon receipt of such refund, the Lender or Administrative Agent agrees to pay such refund to the applicable Borrower along with any interest actually received from the taxing authority, net of all out-of-pocket expenses of such Lender or Administrative Agent incurred with respect to such refund.

         (F) Loan Account. Each Lender shall maintain in accordance with its usual practice an account or accounts (a "LOAN ACCOUNT") evidencing the Obligations of each of the Borrowers to such Lender owing to such Lender from time to time, including the amount of principal and interest payable paid to such Lender from time to time hereunder and under the Notes.

         (G) Control Account. The Register maintained by the Administrative Agent pursuant to Section 13.3(C) shall include a control account, and a Subsidiary account for each Lender and each Borrower, in which accounts (taken together) shall be recorded (i) the date and amount of each Advance made hereunder, the type and currency of each Loan comprising such Advance, the Borrower of such Advance, and any Interest Period applicable thereto, (ii) the effective date and amount of each assignment and acceptance delivered to and accepted by it and the parties thereto pursuant to Section 13.3, (iii) the amount of any principal or interest due and payable or to become due and payable from any Borrower to each Lender hereunder or under the Notes, (iv) the amount of any sum received by the Administrative Agent from each of the Borrowers hereunder and each Lender's share thereof, and (v) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.



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

         (H) Entries Binding. The entries made in the Register and each Loan Account shall be conclusive and binding for all purposes, absent manifest error, unless the Borrowers object to information contained in the Register and each Loan Account within thirty (30) days of the Borrowers' receipt of such information.

         2.15 Notification of Advances, Interest Rates, Prepayments, Aggregate Revolving Loan Commitment Reductions and Initial Borrowing Base Adjustment.

         (a) Promptly after receipt thereof, the Administrative Agent will notify each applicable Lender of the contents of each Aggregate Revolving Loan Commitment reduction notice, Borrowing Notice for Revolving Loans, Continuation/Conversion Notice with respect to Revolving Loans, and repayment notice received by it hereunder. The Administrative Agent will notify each applicable Lender of the interest rate applicable to each Eurocurrency Rate Loan promptly upon determination of such interest rate, the Administrative Agent will give each applicable Lender prompt notice of each change in the Alternate Base Rate.

         (b) Following completion of its initial collateral audit of the Borrowing Base, which shall be completed on or prior to September 15, 1999, the Administrative Agent shall notify the Lenders of the results of that collateral audit and the Administrative Agent's proposed Initial Borrowing Base Adjustment. Subject to the provisions of Section 11.5, in the event that the Required Lenders request, in writing, that the Administrative Agent implement an adjustment to the Borrowing Base as a result of such collateral audit that would reduce the Amount Available for Borrowing by more than the Initial Borrowing Base Adjustment recommended by the Administrative Agent, the Administrative Agent shall implement the Initial Borrowing Base Adjustment so requested by the Required Lenders.

         2.16 Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or facsimile notice to the Administrative Agent and the Borrowers, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

         2.17 Non-Receipt of Funds by the Administrative Agent. Unless the applicable Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or
(ii) in the case of a Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower,




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

as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to
(i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

         2.18 Termination Date. This Agreement shall be effective until the Termination Date. Notwithstanding the termination of this Agreement on the Termination Date, until all of the Obligations (other than contingent indemnity and reimbursement obligations) shall have been fully and indefeasibly paid and satisfied, all financing arrangements among the Borrowers and the Lenders shall have been terminated (other than under Hedging Agreements) and all of the Letters of Credit shall have expired, been canceled or terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive and the Administrative Agent shall be entitled to retain its security interest in and to all existing and future Collateral for the benefit of itself and the Holders of Secured Obligations.

         2.19 Replacement of Certain Lenders. In the event a Lender ("AFFECTED LENDER") shall have: (i) failed to fund its Revolving Credit Share of any Advance requested by either Brightpoint or BPI which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured,
(ii) requested compensation from any Borrower under Sections 2.14(E)4, 3.1 or
3.2 to recover Taxes, Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to Section 3.3 claiming that such Lender is unable to extend Eurocurrency Rate Loans to any Borrower for reasons not generally applicable to the other Lenders or (iv) has invoked Section 10.2, then, in any such case, any Borrower or the Administrative Agent may make written demand on such Affected Lender (with a copy to the Administrative Agent in the case of a demand by any Borrower and a copy to the Borrowers in the case of a demand by the Administrative Agent) for the Affected Lender to assign, and such Affected Lender shall use its best efforts to assign pursuant to one or more duly executed assignment and acceptance agreements in substantially the form of Exhibit H five (5) Business Days after the date of such demand, to one or more financial institutions that comply with the provisions of Section 13.3(A) (and, if selected by the Borrowers is reasonably acceptable to the Administrative Agent) which any Borrower or the Administrative Agent, as the case may be, shall have engaged for such purpose ("REPLACEMENT LENDER"), all of such Affected Lender's rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Revolving Loan Commitment, all Loans owing to it, all of its participation interests in existing Facility Letters of Credit, and its obligation to participate in Facility Letters of Credit and Swing Line Loans hereunder) in accordance with Section 12.3. The Administrative Agent agrees, upon the occurrence of such events with respect to an Affected Lender and upon the written request of any

Borrower, to use its reasonable efforts to obtain the commitments from one or more financial institutions qualified to act as a Replacement Lender. Further, with respect to such assignment the Affected Lender shall have concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan Document, including, without limitation, the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment, amounts payable under Sections 2.14(E), 3.1, and 3.2 with respect to such Affected Lender and compensation payable under Section 2.14(C) in the event of any replacement of any Affected Lender under clause (ii) or clause (iii) of this Section 2.19; provided that upon such Affected Lender's replacement, such Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14(E), 3.1, 3.2, 3.4, and 10.7, as well as to any fees accrued for its account hereunder and not yet paid, and shall continue to be obligated under Section 11.8. Upon the replacement of any Affected Lender pursuant to this Section 2.19, the provisions of Section 8.2 shall continue to apply with respect to Advances which are then outstanding with respect to which the Affected Lender failed to fund its Revolving Credit Share and which failure has not been cured.

         2.20 Letter of Credit Facility. Upon receipt of duly executed applications therefor, and such other documents, instructions and agreements as such Issuing Lender may reasonably require, and subject to the provisions of
Article IV, the Administrative Agent shall, or any other Lender in its sole discretion may, issue letters of credit denominated in Dollars or in any Agreed Currency for the account of Brightpoint or BPI, on terms as are satisfactory to such Issuing Lender; provided, however, that no Facility Letter of Credit will be issued for the account of Brightpoint or BPI by an Issuing Lender if on the date of issuance, before or after taking such Facility Letter of Credit into account, (i) the Dollar Amount of the Revolving Credit Obligations at such time would exceed the Aggregate Revolving Loan Commitments at such time or (ii) the aggregate outstanding Dollar Amount of the L/C Obligations exceeds Thirty Million and 00/100 Dollars ($30,000,000); and provided, further, that no Facility Letter of Credit shall be issued which has an expiration date more than one year after the date of issuance of such Facility Letter of Credit or an expiration date later than the date which is five (5) Business Days immediately preceding the Termination Date; provided, further, that although such letters of credit were issued prior to the date of this Agreement, effective on the Closing Date all Existing Letters of Credit shall be treated as Facility Letters of Credit hereunder. Each Facility Letter of Credit may, upon the request of the applicable Borrower, include a provision whereby such Facility Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Termination Date) unless the Issuing Lender notifies the beneficiary thereof at least 30 days prior to the then-applicable expiry date that such Facility Letter of Credit will not be renewed. Prior to issuing any Facility Letter of Credit, the applicable Issuing Lender shall request and the Administrative Agent shall provide confirmation that the request for such Facility Letter of Credit complies with the provisions of this Section 2.20. If the Administrative Agent notifies the applicable Issuing Lender that it is authorized to issue such Facility Letter of Credit, and the conditions described in Article IV have been satisfied, then such Issuing Lender shall issue such Facility Letter of Credit as requested. The applicable Issuing Lender shall give the Administrative Agent and each Lender prompt notice of the issuance of any such Facility Letter of Credit by it. Each Issuing Lender shall furnish to the Administrative Agent and each Lender on the first Business Day of each month a written report, with respect to each outstanding Facility Letter of Credit issued by such Issuing Lender, summarizing whether such Facility Letter of Credit is a standby or commercial Facility Letter of Credit, the maximum amount available to be drawn thereon, and the beneficiary and the issuance and expiration dates thereof. Together with each such monthly report each Issuing Lender shall provide the Administrative Agent a copy of each Facility Letter of Credit issued by such Issuing Bank during the previous month.

         2.21 Facility Letter of Credit Participation. Immediately on the Closing Date with respect to the Existing Letters of Credit and upon the issuance of each Facility Letter of Credit by any Issuing Lender hereunder, each Lender that has a Revolving Loan Commitment shall be deemed to have automatically, irrevocably and unconditionally purchased and received from the applicable Issuing Lender an undivided interest and participation in and to such Facility Letter of Credit, the obligations of the applicable Borrower in respect thereof, and the liability of the applicable Issuing Lender thereunder (collectively, an "L/C INTEREST") in an amount equal to the amount available for drawing under such Facility Letter of Credit multiplied by such Lender's Revolving Credit Share.

         The applicable Issuing Lender will notify the Administrative Agent promptly upon presentation to it of an L/C Draft or upon any other draw under a Facility Letter of Credit and the Administrative Agent will promptly notify each Lender that has a Revolving Loan Commitment. On or before the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or any other draw on a Facility Letter of Credit, on demand of the Issuing Lender received by each Lender that has a Revolving Loan Commitment not later than 1:00 p.m. (Indianapolis time) on such Business Day, each Lender shall make payment on such Business Day to the Administrative Agent for the account of the applicable Issuing Lender, in immediately available funds in the applicable currency in an amount equal to such Lender's Revolving Credit Share of the amount of such payment or draw.

         Upon the Administrative Agent's receipt of funds as a result of an Issuing Lender's payment on an L/C Draft or any other draw on a Facility Letter of Credit issued by an Issuing Lender, the Administrative Agent shall promptly pay such funds to the Issuing Lender. The obligation of each Lender that has a Revolving Loan Commitment to pay the Administrative Agent for the account of the applicable Issuing Lender under this Section 2.21 shall be unconditional, continuing, irrevocable and absolute. In the event that any such Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.21, the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent




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on behalf of the applicable Issuing Lender receives such payment from such
Lender or such obligation is otherwise fully satisfied; provided, however, that nothing contained in this sentence shall relieve such Lender of its obligation to reimburse the Administrative Agent for such amount in accordance with this
Section 2.21.

         2.22 Reimbursement Obligation. Each of the Borrowers agrees unconditionally, irrevocably and absolutely upon receipt of notice from the Administrative Agent or the applicable Issuing Lender to pay immediately to the Administrative Agent, for the account of the applicable Issuing Lender or the account of the Lenders, as the case may be, the amount of each advance which may be drawn under or pursuant to a Facility Letter of Credit issued for its account or an L/C Draft related thereto (such obligation of each of the Borrowers to reimburse the Issuing Lender or the Administrative Agent for an advance made under a Facility Letter of Credit or L/C Draft being hereinafter referred to as a "REIMBURSEMENT OBLIGATION" with respect to such Facility Letter of Credit or L/C Draft), each such payment to be made by the applicable Borrower to the Administrative Agent no later than 2:00 p.m. (Indianapolis time) on the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or, in the case of any other draw on a Facility Letter of Credit, 2:00 p.m. (Indianapolis time) on the date specified in a demand by the Administrative Agent and such payment shall be made in the applicable currency in which such Facility Letter of Credit was issued. Any Issuing Lender may direct the Administrative Agent to make such demand with respect to Facility Letters of Credit issued by such Issuing Lender. If any Borrower at any time fails to repay a Reimbursement Obligation pursuant to this Section 2.22, such Borrower shall be deemed to have elected to borrow a Revolving Loan from the applicable Lenders, as of the date of the Advance giving rise to the Reimbursement Obligation equal in amount to the amount of the unpaid Reimbursement Obligation. Such Revolving Loan shall be made as of the date of the payment giving rise to such Reimbursement Obligation, automatically, without notice and without any requirement to satisfy the conditions precedent otherwise applicable to an Advance of Revolving Loans if such Borrower shall have failed to make such payment to the Administrative Agent for the account of the applicable Issuing Lender prior to such time. Such Revolving Loans shall constitute a Base Rate Advance, the proceeds of which Advance shall be used to repay such Reimbursement Obligation. If, for any reason, such Borrower fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the Lenders are unable to make or have no obligation to make a Revolving Loan, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Base Rate Advance.

         2.23 Cash Collateral. Notwithstanding anything to the contrary herein or in any application for a Facility Letter of Credit, after the occurrence and during the continuance of Default, each Borrower shall, upon the Administrative Agent's demand, deliver to the Administrative Agent for the benefit of the Lenders, cash, or other collateral of a type satisfactory to the Required Lenders, having a value, as determined by such Lenders, equal to the aggregate




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outstanding L/C Obligations of such Borrower. Any such collateral shall be held by the Administrative Agent in a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Facility Letters of Credit and retained by the Administrative Agent for the benefit of the Lenders as collateral security for the Borrowers' obligations in respect of this Agreement and each of the Facility Letters of Credit and L/C Drafts. Such amounts shall be applied to reimburse the Administrative Agent or each Issuing Lender, as applicable, for drawings or payments under or pursuant to Facility Letters of Credit or L/C Drafts, or if no such reimbursement is required, to payment of such of the other Obligations as the Administrative Agent shall determine. If no Default shall be continuing, amounts remaining in any cash collateral account established pursuant to this Section 2.23 which are not to be applied to reimburse the Administrative Agent for amounts actually paid or to be paid by the Administrative Agent in respect of a Facility Letter of Credit or L/C Draft, shall be returned to the applicable Borrower (after deduction of the Administrative Agent's expenses incurred in connection with such cash collateral account).

         2.24 Facility Letter of Credit Fees. Each of the Borrowers agrees to pay (i) quarterly, in arrears, on each Payment Date to the Administrative Agent for the ratable benefit of the Lenders having Revolving Loan Commitments, except as set forth in Section 8.2, a letter of credit fee ("LETTER OF CREDIT FEE") in the amount of the Applicable Letter of Credit Fee Rate per annum on the aggregate average daily outstanding Dollar Amount available for drawing under all of the Facility Letters of Credit issued for its account, and (ii) to the Administrative Agent for the benefit of the Issuing Lenders, a fronting fee of one-eighth of one percent (0.125%) per annum on the aggregate average daily outstanding Dollar Amount available for drawing under all of the Facility Letters of Credit issued for its account payable quarterly, in arrears, on each Payment Date, plus all customary fees and other issuance, amendment, document examination, negotiation and presentment expenses and related charges in connection with the issuance, amendment, presentation of L/C Drafts, and the like customarily charged by the Issuing Lender with respect to standby and commercial Facility Letters of Credit, including, without limitation, standard commissions with respect to commercial Facility Letters of Credit, payable at the time of invoice of such amounts.

         2.25 Indemnification; Exoneration. (a) In addition to amounts payable as elsewhere provided in this Agreement, each Borrower with respect to Facility Letters of Credit issued for its account agrees to protect, indemnify, pay and save harmless the Administrative Agent, each Issuing Lender and each Lender from and against any and all liabilities and costs which the Administrative Agent, any Issuing Lender or any Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Facility Letter of Credit other than, in the case of the Issuing Lender, as a result of its Gross Negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, or (ii) the failure of the Issuing Lender of a Facility Letter of Credit to honor a drawing under such Facility Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de





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


jure or de facto Governmental Authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

         (b) As among the Borrowers, the Lenders, the Issuing Lenders and the Administrative Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of such Facility Letter of Credit by, the beneficiary of any Facility Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Facility Letter of Credit applications and Facility Letter of Credit reimbursement agreements executed by the applicable Borrower at the time of request for any Facility Letter of Credit, the Issuing Lender of a Facility Letter of Credit, the Administrative Agent and the Lenders shall not be responsible (in the absence of Gross Negligence or willful misconduct in connection therewith, as determined by the final judgment of a court of competent jurisdiction): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Facility Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Facility Letter of Credit to comply duly with conditions required in order to draw upon such Facility Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmission or otherwise;
(v) for errors in interpretation of technical trade terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Facility Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Facility Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Administrative Agent, the Issuing Lender and the Lenders including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Lender's rights or powers under this Section 2.25.

         (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Lender under or in connection with Facility Letters of Credit issued on behalf of either Brightpoint or BPI or any related certificates shall not, in the absence of Gross Negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, put the Issuing Lender, the Administrative Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

         (d) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.25 shall survive the




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

payment in full of principal and interest hereunder, the termination of the Facility Letters of Credit and the termination of this Agreement.

         2.26 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from a Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "SPECIFIED CURRENCY") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent's principal office in Indianapolis, Indiana on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the applicable Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the applicable Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under
Section 12.2, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the applicable Borrower. Without prejudice to the survival of any of the other agreements of the Borrowers hereunder, the agreements and obligations of the Borrowers in this Section 2.26 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

         2.27 Market Disruption; Deposits Unavailable, Interest Rate Unascertainable or Inadequate; Impracticability. Notwithstanding the satisfaction of all conditions referred to in Article II with respect to any Advance in any currency other than Dollars, if there shall occur on or prior to the date of such Advance any event which results in a currency no longer qualifying as an Eligible Currency or any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent or the Required Lenders make it impracticable for the Eurocurrency Rate Loans comprising such Advance to be denominated in the currency specified by the applicable Borrower, then the Administrative Agent shall forthwith give notice thereof to Brightpoint and the Lenders, and such Loans shall not be denominated in such currency but shall




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

be made on such Borrowing Date as Base Rate Loans in Dollars, in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice unless the applicable Borrower notifies the Administrative Agent at least one Business Day before such date that (i) it elects not to borrow on such date or (ii) with respect to Eurocurrency Rate Loans it elects to borrow on such date in a different currency, as the case may be, in which the denomination of such Loans would in the opinion of the Administrative Agent and the Required Lenders be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice. If, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurocurrency Rate Advance the Administrative Agent shall have determined (i) that deposits in the applicable currency in the principal amounts of the Loans comprising such Advance are not generally available in the London interbank market or any other market in which the Lenders shall be funding such Loans, (ii) that the rates at which such deposits in the applicable currency are being offered will not adequately and fairly reflect the cost to the Required Lenders of making or maintaining their Eurocurrency Rate Loans during such Interest Period or (iii) that reasonable means do not exist for ascertaining the Eurocurrency Rate, the Administrative Agent shall, as soon as practicable thereafter, give telecopy notice of such determination to Brightpoint and the applicable Lenders. In the event of any such determination, until the Administrative Agent shall have advised Brightpoint and the applicable Lenders that the circumstances giving rise to such notice no longer exist, any request by a Borrower for a Eurocurrency Rate Advance pursuant to Section 2.7 shall be of no force and effect and shall be denied by the Administrative Agent, and any request by a Borrower for a Eurocurrency Rate Advance denominated in Dollars pursuant to Section 2.7 shall be deemed to be a request for a Base Rate Advance. Each determination by the Administrative Agent hereunder shall be presumed correct in the absence of facts indicating that such determination is erroneous (it being understood that the Borrower shall not have access to the internal records of the Administrative Agent or any Lender for the purpose of confirming such determination).


         2.28. Rounding and Other Consequential Changes. With effect on and after the date hereof:

(i) without prejudice to any method of conversion or rounding prescribed by any legislative measures of the Council of the European Union, each reference in this Agreement to a fixed amount or to fixed amounts in a National Currency Unit to be paid to or by the Administrative Agent shall, notwithstanding any other provision of this Agreement, be replaced by a reference to such comparable and convenient fixed amount or fixed amounts in the euro as the Administrative Agent may from time to time specify; and

(ii) the Administrative Agent may notify the other parties to this Agreement of any modifications to this Agreement which the Administrative Agent (acting reasonably and after consultation with the other parties to this Agreement) determines to be necessary as




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

         a result of the commencement of the third stage of the European Economic and Monetary Union. Notwithstanding any other provision of this Agreement, any modifications of which the Administrative Agent so notifies the other parties shall take effect in accordance with the terms of such notification. So far as possible, such modifications shall be such as to put the parties in the same position as if the euro implementation date had not occurred. However, if and to the extent that the Administrative Agent determines that it is not possible to put the parties in such position, the Administrative Agent may give priority to putting the Administrative Agent, the Arranger and the Lenders into such position.


ARTICLE III:  CHANGE IN CIRCUMSTANCES

         3.1 Yield Protection. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which such Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any Governmental Authority charged with the interpretation or application thereof, or the compliance of any Lender therewith,

                  (i) subjects any Lender (each reference in this Section 3.1 to a Lender being in its capacity as a Lender, Alternate Currency Lender, Swing Line Lender or an Issuing Lender, or all of the foregoing) or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from either of the Borrowers (excluding taxation imposed by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender is organized, on the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans, its L/C Interests, the Letters of Credit or other amounts due it hereunder, provided however that this clause (i) shall not apply with respect to any Taxes to which Section 2.14(E) applies, or

                  (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation with respect to its Eurocurrency Rate Loans, Alternate Currency Loans, L/C Interests or the Letters of Credit (other than reserves and assessments taken into account in calculating the Eurocurrency Rate), or

                  (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining the Eurocurrency Rate Loans, Alternate Currency Loans, the L/C Interests or the Letters of




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

         Credit or reduces any amount received by any Lender or any applicable Lending Installation in connection with Alternate Currency Loans, Eurocurrency Rate Loans or Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans or L/C Interests held or interest received by it or by reference to the Letters of Credit, by an amount deemed material by such Lender;

and the result of any of the foregoing is to increase the cost to that Lender of making, renewing or maintaining its Loans, L/C Interests or Letters of Credit or to reduce any amount received under this Agreement, then, within 15 days after receipt by Brightpoint of written demand by such Lender pursuant to Section 3.5, Brightpoint shall pay or cause the appropriate Subsidiary to pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, L/C Interests, Letters of Credit and its Revolving Loan Commitment.

         3.2 Changes in Capital Adequacy Regulations. If a Lender (each reference in this Section 3.2 to a Lender being in its capacity as a Lender, Alternate Currency Lender, Swing Line Lender or an Issuing Lender, or all of the foregoing) determines (i) the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a "Change" (as defined below), and (ii) such increase in capital will result in an increase in the cost to such Lender of maintaining its Loans, L/C Interests, the Letters of Credit or its obligation to make Loans hereunder, then, within 15 days after receipt by Brightpoint of written demand by such Lender pursuant to Section 3.5, Brightpoint shall pay or cause the appropriate Subsidiary to pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its L/C Interests, the Letters of Credit or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "CHANGE" means (i) any change after the date of this Agreement in the "Risk-Based Capital Guidelines" (as defined below) excluding, for the avoidance of doubt, the effect of any phasing in of such Risk-Based Capital Guidelines or any other capital requirements passed prior to the date hereof, or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement and having general applicability to all banks and financial institutions within the jurisdiction in which such Lender operates which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled

"International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3 Availability of Types of Advances. If (i) any Lender determines that maintenance of its Eurocurrency Rate Loans or Alternate Currency Credits at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, or (ii) the Required Lenders determine that (x) deposits of a type, currency and maturity appropriate to match fund Fixed Rate Advances are not available or (y) the interest rate applicable to a Eurocurrency Rate Advance does not accurately reflect the cost of making or maintaining such a Eurocurrency Rate Advance, then the Administrative Agent or Alternate Currency Lender, as the case may be, shall suspend the availability of Eurocurrency Rate Advances or Alternate Currency Credits and, in the case of any occurrence set forth in clause (i), require any Eurocurrency Rate Advances to be repaid or, at the option of Brightpoint, converted to Base Rate Advances.

         3.4 Funding Indemnification. If (i) any payment of a Fixed Rate Loan or other Alternate Currency Loan occurs on a date which is not the last day of the applicable Interest Period or any Loan in any currency is converted to a Loan in any other currency on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment, or otherwise, or
(ii) a Fixed Rate Loan or other Alternate Currency Loan is not made or continued on the date specified by the applicable Borrower for any reason other than default by the Lenders, the applicable Borrower agrees to compensate and indemnify each Lender, on demand, for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

         3.5 Lender Statements; Survival of Indemnity. If reasonably possible, each Lender shall designate an Alternate Lending Installation with respect to its Fixed Rate Loans to reduce any liability of Brightpoint or BPI to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of Advance under Section 3.3, so long as such designation is not disadvantageous to such Lender. Each Lender requiring compensation pursuant to Section 2.14(E) or to this Article III shall use its reasonable efforts to notify Brightpoint and the Administrative Agent in writing of any Change, law, policy, rule, guideline or directive giving rise to such demand for compensation not later than ninety
(90) days following the date upon which the responsible account officer of such Lender knows or should have known of such Change, law, policy, rule, guideline or directive; provided, that failure to give such notice shall not affect any obligations of the Borrowers hereunder with respect thereto. Any demand for compensation pursuant to this Article III shall be in writing and shall state the amount due, if any, under Section 3.1, 3.2 or 3.4 and shall set forth in reasonable detail the calculations upon which such Lender determined such amount. Such written demand shall be rebuttably presumed correct for all purposes. Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though each Lender funded its Fixed Rate Loan through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not. The obligations of the Borrowers under Sections 3.1, 3.2 and 3.4 shall survive payment of the Obligations and termination of this Agreement.


ARTICLE IV:  CONDITIONS PRECEDENT

         4.1 Effectiveness of this Agreement. The terms of this Agreement shall not be effective and the Lenders shall not be required to make the Loans hereunder or issue any Letters of Credit hereunder unless:

                  (a) the Borrowers have furnished to the Administrative Agent, with sufficient copies for the Lenders, such documents as the Administrative Agent or any Lender or its counsel may have reasonably requested, including, without limitation, an initial Borrowing Base Certificate, a preliminary compliance certificate for the fiscal quarter ended June 30, 1999 and corporate documentation and opinions of counsel;

                  (b) Brightpoint shall have paid to the Administrative Agent, for the account of each of the Lenders which has signed this Agreement prior to 5:00 p.m. (Chicago time) on the date hereof in accordance with their Pro Rata Shares, a fee in an amount equal to 12.5 basis points of the Aggregate Commitment and such other Closing fees as made be agreed to between the Borrowers and the Administrative Agent or Arranger; and

                  (c) this Agreement shall have been executed by the Administrative Agent, the Alternate Currency Lenders, the Required Lenders, the Borrowers and the Guarantors and each of the entities parties to any of the Pledge Agreements as pledgors shall have entered into reaffirmations of such Pledge Agreements.

         4.2 Each Advance and Letter of Credit. Except as expressly provided in Sections 2.2, 2.4 and 2.22 with respect to the purchase of Loans, participations in Loans or making of Loans to repay Swing Line Loans, the Lenders shall not be required to make any Advance and the Issuing Lender shall not be required to issue any Letter of Credit, unless on the applicable Borrowing Date, or in the case of a Letter of Credit, the date on which the Letter of Credit is to be issued:

                  (i)  There exists no Default or Unmatured Default; and

                  (ii) The representations and warranties contained in Article V are true and correct in all material respects as of such Borrowing Date, except for representations and warranties made with reference to a specific date which representations and warranties



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         shall be true and correct in all material respects as of such date, and except for amendments to the Schedules made pursuant to the provisions of Section 1.3.

         Each Borrowing Notice with respect to each such Advance and the letter of credit application with respect to a Letter of Credit shall constitute a representation and warranty by the Borrowers that the conditions contained in Sections 4.2(i) and (ii) will have been satisfied as of the date of such Advance or the issuance of such Letter of Credit. Any Lender may require a duly completed officer's certificate in substantially the form of Exhibit H hereto and/or a duly completed compliance certificate in substantially the form of Exhibit A hereto as a condition to making an Advance; provided, however, no such officer's certificate or compliance certificate shall be required without at least 3 Business Days' prior notice unless the Lender requesting such certificate has a good faith basis for believing that the conditions contained in Section 4.2(i) and (ii) cannot be met in connection with any such borrowing.

         4.3 Conditions Precedent to Initial Borrowing by each Subsidiary Borrower. The obligation of the Alternate Currency Lender to make an Alternate Currency Credit on the occasion of the first borrowing by each Subsidiary Borrower is subject to the satisfaction of the condition that the Administrative Agent shall have received the following:

                  (a) an Alternate Currency Addendum for such Subsidiary Borrower duly executed by the Alternate Currency Lenders and the applicable Subsidiary Borrower and acknowledged by Brightpoint;

                  (b) any other Alternate Currency Documents reasonably requested by the Administrative Agent with respect to such proposed Alternate Currency Credits;

                  (c) all other documents as shall reasonably demonstrate the existence of such Subsidiary Borrower, the corporate power and authority of such Subsidiary Borrower to enter into the applicable Alternate Currency Documents, to borrow the applicable Alternate Currency Loans and the validity of the foregoing.

ARTICLE V:  REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and the other financial accommodations to the Borrowers and in order to induce the Issuing Lender to issue the Letters of Credit described herein, each of the Borrowers represents and warrants as follows to each Lender and the Administrative Agent as of the Closing Date and thereafter on each date as required by Section 4.2:

         5.1 Organization; Powers. Each of the Borrowers and each of their respective Subsidiaries (i) is a duly organized corporation validly existing and in good standing under the



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laws of the jurisdiction of its organization, (ii) is duly qualified to do business as a foreign company or corporation and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing could have a Material Adverse Effect, (iii) has, in the case of Brightpoint, timely filed and maintained effective (unless exempt from the requirements for filing) a current Business Activity Report with the appropriate Governmental Authority in the States in which it is required to do so and (iv) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement.

         5.2  Authority.

         (A) Each of the Borrowers and each of their respective Subsidiaries has the requisite power and authority (i) to execute, deliver and perform each of the Loan Documents which have been executed by it as required by this Agreement and (ii) to file the Loan Documents which must be filed by it with any Governmental Authority.

         (B) The execution, delivery, performance and filing, as the case may be, of each of the Loan Documents which must be executed or filed by either of the Borrowers or any other Subsidiary of Brightpoint which have been executed or filed as required by this Agreement and to which either of the Borrowers or any other Subsidiary of Brightpoint is party, and the consummation of the transactions contemplated thereby, have been duly approved, to the extent required, by the respective boards of managers or directors, as applicable, and, if necessary, the members or shareholders or workers' councils of any Borrower or Subsidiary, as applicable, and such approvals have not been rescinded. No other action or proceedings on the part of any Borrower or any other Person are necessary to consummate such transactions.

         (C) Each of the Loan Documents to which either of the Borrowers or any other Subsidiary of Brightpoint is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally), is in full force and effect and no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Loan Documents delivered to the Administrative Agent pursuant to Section 4.1 without the prior written consent of the Required Lenders, and each of the Borrowers or each other Subsidiary of Brightpoint have, and, to the best of such Borrower's or Subsidiary's knowledge, all other parties thereto have performed and complied with all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties, and no unmatured default, default or breach of any covenant by any such party exists thereunder.



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         5.3 No Conflict; Governmental Consents. The execution, delivery and performance of each of the Loan Documents to which either of the Borrowers or any other Subsidiary of Brightpoint is a party do not and will not (i) conflict with the documents of organization or governance of such Borrower or Subsidiary
(ii) constitute tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law (including, without limitation, any Environmental Property Transfer Act) or Contractual Obligation of any Borrower or any such Subsidiary, or require termination of any Contractual Obligation, except such interference, breach, default or termination which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect or to subject the Administrative Agent, the Arranger, any of the Lenders or the Issuing Lender to any liability, (iii) with respect to the Loan Documents, result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of any Borrower or any such Subsidiary, other than Liens permitted by the Loan Documents, or (iv) require any approval of the Borrower's or any such Subsidiary's members, shareholders, workers' council or other similar constituent group except such as have been obtained. The execution, delivery and performance of each of the Loan Documents to which any Borrower or any other Subsidiary is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, including under any Environmental Property Transfer Act.

         5.4 Financial Statements. The historical and forecasted financial statements (the "Statements") of Brightpoint and its Subsidiaries, copies of which are attached hereto as Schedule 5.4, (i) with respect to the historical Statements, (a) were prepared in accordance with generally accepted accounting principles consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, (b) fairly present the consolidated financial position of Brightpoint and its Subsidiaries as of the date thereof and consolidated results of operations for the period covered thereby; and (c) show all material indebtedness and other liabilities, direct or contingent, of Brightpoint and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations; and (ii) with respect to the forecasted Statements, the projections and assumptions expressed therein were prepared in good faith and represent management's opinion based on the information available to Brightpoint at the time so furnished.

         5.5 No Material Adverse Change. (a) Except as described in Brightpoint's press release issued June 30, 1999, from March 31, 1999 up to the Closing Date, there has occurred no change in the business, properties, condition (financial or otherwise) or results of operations of Brightpoint and its Subsidiaries taken as a whole or any other event which has had or is reasonably likely to have a Material Adverse Effect.

         (b) Since the Closing Date, there has occurred no change in the business, properties, condition (financial or otherwise) or results of operations of Brightpoint and its Subsidiaries taken



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as a whole or any other event which has had or is reasonably likely to have a
Material Adverse Effect.

         5.6  Taxes.

         (A) Tax Examinations. All deficiencies which have been asserted against Brightpoint or any of Brightpoint's Subsidiaries as a result of any federal, state, local or foreign tax examination for each taxable year in respect of which an examination has been conducted have been fully paid or finally settled or are being contested in good faith, and as of the Closing Date no issue has been raised by any taxing authority in any such examination which, by application of similar principles, reasonably can be expected to result in assertion by such taxing authority of a material deficiency for any other year not so examined which has not been reserved for in Brightpoint's consolidated financial statements to the extent, if any, required by Agreement Accounting Principles. Except as permitted pursuant to Section 6.2(D), neither Brightpoint nor any of Brightpoint's Subsidiaries anticipates any material tax liability with respect to the years which have not been closed pursuant to applicable law.

         (B) Payment of Taxes. All tax returns and reports of each of Brightpoint, BPI and Brightpoint's other Subsidiaries required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith and have been reserved for in accordance with Agreement Accounting Principles. Brightpoint has no knowledge of any proposed tax assessment against Brightpoint, BPI, or any of Brightpoint's other Subsidiaries that will have or is reasonably likely to have a Material Adverse Effect.

         5.7 Litigation; Loss Contingencies and Violations. Except for Permitted Existing Contingent Obligations and as set forth in Schedules 5.7 to this Agreement, there is no action, suit, proceeding, investigation of which Brightpoint has knowledge or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of Brightpoint or any of its Subsidiaries, threatened against Brightpoint or any of its Subsidiaries or any property of any of them (i) challenging the validity or the enforceability of any material provision of the Loan Documents or (ii) which will have or is reasonably likely to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the consolidated financial statements of Brightpoint prepared and delivered pursuant to Section 6.1(A) for the fiscal period during which such material loss contingency was incurred. Neither Brightpoint nor any of its Subsidiaries is (A) in violation of any applicable Requirements of Law which violation will have or is reasonably likely to have a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will have or is reasonably likely to have a Material Adverse Effect.



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         5.8 Subsidiaries. Schedule 5.8 to this Agreement (i) contains a description (both narratively and in flow chart form) of the corporate structure of Brightpoint, Brightpoint's Subsidiaries and any other Person in which Brightpoint or any of its Subsidiaries holds an equity interest; and (ii) accurately sets forth (A) the correct legal name, the jurisdiction of organization or incorporation and the jurisdictions in which each Borrower and the direct and indirect Subsidiaries of Brightpoint is qualified to transact business as a foreign company or corporation, (B) the authorized, issued and outstanding shares of each class of Capital Stock of each entity referred to above that is a corporation and the owners of such shares (both as of the Closing Date and on a fully-diluted basis), and (C) a summary of the direct and indirect ownership, membership, partnership, joint venture, or other equity interests, if any, of Brightpoint and each Subsidiary of Brightpoint in any Person that is not a corporation.

         5.9 ERISA. No Benefit Plan has incurred any accumulated funding deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived. Neither Brightpoint nor any member of the Controlled Group has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the lenders is complete and accurate. Since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B. Neither Brightpoint nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. Neither Brightpoint nor any member of the Controlled Group has failed to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or other payment. Neither Brightpoint nor any member of the Controlled Group is required to provide security to a Benefit Plan under
Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. Neither Brightpoint nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. Each Plan which is intended to be qualified under Section 401(a) of the Code as currently in effect is so qualified, and each trust related to any such Plan is exempt from federal income tax under Section 501(a) of the Code as currently in effect. Brightpoint and all Subsidiaries are in compliance in all material respects with the responsibilities, obligations and duties imposed on them by ERISA and the Code with respect to all Plans. Neither Brightpoint nor any of its Subsidiaries nor any fiduciary of any Plan has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Code which could reasonably be expected to subject Brightpoint to liability individually or in the aggregate in excess of $250,000. Neither Brightpoint nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination



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Event, which action or inaction could reasonably be expected to subject
Brightpoint nor any of its Subsidiaries to liability in excess of $250,000. Neither Brightpoint nor any Subsidiary is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA and no other member of the Controlled Group is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA which could reasonably be expected to subject Brightpoint to or any of its Subsidiaries liability individually or in the aggregate in excess of $250,000. Neither Brightpoint nor any of its Subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

         5.10 Accuracy of Information. The information, exhibits and reports furnished by or on behalf of Brightpoint and any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, including, without limitation, the Confidential Information Memorandum reviewed by Brightpoint (provided that except as set forth in Section 5.4, no representation or warranty is made with respect to the forward looking information contained therein), the representations and warranties of Brightpoint and its Subsidiaries contained in the Loan Documents, and all certificates and documents delivered to the Administrative Agent and the Lenders pursuant to the terms thereof do not contain as of the date furnished any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         5.11 Securities Activities. Neither Brightpoint nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         5.12 Material Agreements. Neither Brightpoint nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other contractual or corporate restriction which will have or is reasonably likely to have a Material Adverse Effect. Neither Brightpoint nor any of its Subsidiaries has received notice or has knowledge that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case, except where such default or defaults, if any, will not have or are not reasonably likely to have a Material Adverse Effect.

         5.13 Compliance with Laws. Brightpoint and its Subsidiaries are in compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate will have or is reasonably likely to have a Material Adverse Effect.

         5.14 Assets and Properties. Brightpoint and each of its Subsidiaries has good and marketable title to all of its assets and properties (tangible and intangible, real or personal) owned



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by it or a valid leasehold interest in all of its leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens securing the Obligations and Liens permitted under Section 6.3(C). Substantially all of the assets and properties owned by, leased to or used by Brightpoint and/or each such Subsidiary of Brightpoint are in adequate operating condition and repair, ordinary wear and tear excepted. Except for Liens granted to the Administrative Agent for the benefit of the Administrative Agent and the Holders of Secured Obligations, neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of Brightpoint or such Subsidiary in and to any of such assets in a manner that will have or is reasonably likely to have a Material Adverse Effect.

         5.15 Statutory Indebtedness Restrictions. Neither Brightpoint, nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or the Investment Company Act of 1940, or any other federal, state, local or foreign statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.

         5.16 Post-Retirement Benefits. As of the Closing Date, Brightpoint and its Subsidiaries have no expected cost of post-retirement medical and insurance benefits payable by Brightpoint or its Subsidiaries to its employees and former employees, as estimated by Brightpoint in accordance with Financial Accounting Standards Board Statement No. 106.

         5.17 Insurance. Schedule 5.17 to this Agreement accurately sets forth as of the Closing Date all insurance policies and programs currently in effect with respect to the respective properties and assets and business of Brightpoint and its Subsidiaries, specifying for each such policy and program, (i) the amount thereof, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder, (iv) the policy or other identification number thereof, (v) the expiration date thereof, (vi) the annual premium with respect thereto and (vii) describes any reserves, relating to any self-insurance program that is in effect. Such insurance policies and programs reflect coverage that is reasonably consistent with prudent industry practice.

         5.18 Contingent Obligations. Except for Permitted Existing Contingent Obligations, neither Brightpoint nor any of its Subsidiaries has any Contingent Obligation, contingent liability, long-term lease, synthetic lease or commitment, not reflected in the financial statements attached hereto as Exhibit I or otherwise disclosed to the Administrative Agent and the Lenders in the other Schedules to this Agreement, which could reasonably be expected to subject Brightpoint nor any of its Subsidiaries to liability individually or in the aggregate in excess of (a) twenty percent (20%) of Total Capital with respect to Contingent Purchase Price Obligations requiring cash payments or (b) $1,000,000 for other amounts.



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         5.19 Restricted Junior Payments. Neither Brightpoint nor any of its
Subsidiaries has directly or indirectly declared, ordered, paid or made or set apart any sum or properties for any Restricted Junior Payment or agreed to do so, except to the extent permitted pursuant to Section 6.3(F) of this Agreement.

         5.20  Labor Matters.

         (A) There are on the Closing Date no collective bargaining agreements, other labor agreements or Multiemployer Plans covering any of the employees of Brightpoint or any of its Subsidiaries. As of the Closing Date, no labor disputes, strikes or walkouts affecting the operations of Brightpoint or any of its Subsidiaries, is pending, or, to Brightpoint's knowledge, threatened, planned or contemplated.

         (B) Set forth in Schedule 5.20 to this Agreement is a list, as of the Closing Date, of all material consulting agreements, executive compensation plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit sharing plans, employee stock purchase and stock option plans, severance plans, group life insurance, hospitalization insurance or other plans or arrangements of Brightpoint and its Subsidiaries providing for benefits for employees of Brightpoint or its Subsidiaries.

         5.21  Environmental Matters. (a) Except as disclosed on Schedule 5.21:

                  (i) the operations of Brightpoint and its Subsidiaries comply in all material respects with Environmental, Health or Safety Requirements of Law;

                  (ii) Brightpoint and its Subsidiaries have all material permits, licenses or other authorizations required under Environmental, Health or Safety Requirements of Law and are in material compliance with such permits;

                  (iii) neither Brightpoint, any of its Subsidiaries nor any of their respective present property or operations, or, to the best of, Brightpoint's or any of its Subsidiaries' knowledge, any of their respective past property or operations, are subject to or the subject of, any investigation known to Brightpoint or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting: (A) any material violation of Environmental, Health or Safety Requirements of Law; (B) any material remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment;

                  (iv) there is not now, nor to the best of Brightpoint's or any of its Subsidiaries' knowledge has there ever been on or in the property of Brightpoint or any of its Subsidiaries any material landfill, waste pile, underground storage tanks, aboveground



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         storage tanks, surface impoundment or hazardous waste storage facility of any kind, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment, or asbestos-containing material; and

                  (v) neither Brightpoint nor any of its Subsidiaries has any material Contingent Obligation or material contingent liability in connection with any Release or threatened Release of a Contaminant into the environment.

         (b) For purposes of this Section 5.21 "material" means any noncompliance or basis for liability which could reasonably be likely to subject Brightpoint to liability individually or in the aggregate in excess of $250,000.

         5.22 Foreign Employee Benefit Matters. To the best of Brightpoint's and its Subsidiaries' knowledge after diligent inquiry of all relevant Persons: (a) each Foreign Employee Benefit Plan is in compliance in all respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan, except for any non-compliance the consequences of which, in the aggregate, would not result in a material obligation to pay money; (b) the aggregate of the accumulated benefit obligations under all Foreign Pension Plans does not exceed the current fair market value of the assets held in the trusts or similar funding vehicles for such Plans or reasonable reserves have been established in accordance with prudent business practices or as required by Agreement Accounting Principles with respect to any shortfall; (c) with respect to any Foreign Employee Benefit Plan maintained or contributed to by Brightpoint or any Subsidiary or any member of its Controlled Group (other than a Foreign Pension Plan), reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained; and (d) there are no actions, suits or claims (other than routine claims for benefits) pending or, to the knowledge of Brightpoint and its Subsidiaries, threatened against Brightpoint or any Subsidiary of it or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan.

         5.23. Year 2000 Issues. Each of the Borrower and its Subsidiaries has made a full and complete assessment of the Year 2000 Issues and has a realistic and achievable program for remediating the Year 2000 Issues on a timely basis. Based on this assessment and program, the Borrower does not reasonably anticipate any Material Adverse Effect as a result of Year 2000 Issues.



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ARTICLE VI:  COVENANTS

         Each of the Borrowers covenants and agrees that so long as any Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than contingent indemnity and reimbursement obligations), unless the Required Lenders shall otherwise give prior written consent:

         6.1 Reporting. The Borrowers shall:

         (A) Financial Reporting. Furnish to the Administrative Agent (which will furnish copies of the following to the Lenders):

                  (i) Monthly Reports. As soon as practicable, and in any event within thirty (30) days after the end of each calendar month (other than March, June, September and December), the consolidated and consolidating balance sheets of Brightpoint and its Subsidiaries as at the end of such period, the related consolidated and consolidating statements of income of Brightpoint and its Subsidiaries for such fiscal period and for the period from the beginning of the then current fiscal year to the end of such fiscal period, certified by the chief financial officer of Brightpoint on behalf of Brightpoint as fairly presenting in all material respects the consolidated and, as applicable, consolidating financial position of Brightpoint and its Subsidiaries as at the dates indicated and the results of their operations for the periods indicated in accordance with Agreement Accounting Principles (excluding the impact of not having a cash flow statement), subject to normal year end adjustments.

                  (ii) Quarterly Reports. As soon as practicable, and in any event within forty-five (45) days after the end of the first three fiscal quarters in each fiscal year beginning with the fiscal quarter ending June 30, 1999, the consolidated and consolidating balance sheets of Brightpoint and its Subsidiaries as at the end of such period, the related consolidated and consolidating statements of income and the related consolidated statement of stockholders' equity and cash flow of Brightpoint and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, certified by the chief financial officer of Brightpoint on behalf of Brightpoint as fairly presenting in all material respects the consolidated and, as applicable, consolidating financial position of Brightpoint and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments.

                  (iii) Annual Reports. As soon as practicable, and in any event within one hundred twenty (120) days after the end of each fiscal year,
         (a) the consolidated and consolidating



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         balance sheet of Brightpoint and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and the related consolidated statement of stockholders' equity and cash flow of Brightpoint and its Subsidiaries for such fiscal year, and, in comparative form the corresponding figures for the previous fiscal year, (b) a schedule from Brightpoint setting forth for each item in clause (a) hereof, the corresponding figures from the consolidated financial budget for the current fiscal year delivered pursuant to Section 6.1(A)(v), and (c) an audit report on the items (other than the consolidating financial statements) listed in clause
         (a) hereof of independent certified public accountants of recognized national standing, which audit report shall be unqualified and shall state that such financial statements fairly present in all material respects the consolidated financial position of Brightpoint and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. The deliveries made pursuant to this clause (iii) shall be accompanied by (y) the report on internal controls prepared by the above-referenced accountants and (z) a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing (such examination utilizing only their customary audit procedures without any necessity of conducting extra procedures for purposes of this certificates), they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

                  (iv) Officer's Certificate. Together with each delivery of any financial statement pursuant to clauses (ii) and (iii) of this Section 6.1(A), (a) an Officer's Certificate of Brightpoint, substantially in the form of Exhibit H attached hereto and made a part hereof, stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof and (b) a Compliance Certificate, substantially in the form of Exhibit A attached hereto and made a part hereof, signed by Brightpoint's chief financial officer or treasurer, setting forth Brightpoint's calculations for the period then ended for Section 2.5(B) and for
         Section 2.8(b) and which demonstrate compliance, when applicable, with the provisions of Section 6.4.

                  (v) Budgets. As soon as practicable and in any event not later than thirty (30) days following the beginning of each fiscal year beginning with the fiscal year beginning January 1, 2000, a copy of the budget (including a budgeted balance sheet and income statement) of Brightpoint for the upcoming fiscal year prepared in such detail as shall be reasonably satisfactory to the Administrative Agent.

         (B) Notice of Default. Promptly upon any of the chief executive officer, chief operating officer, chief financial officer, treasurer or controller of Brightpoint or BPI obtaining knowledge



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(i) of any condition or event which constitutes a Default or Unmatured Default, or becoming aware that any Lender or Administrative Agent has given any written notice with respect to a claimed Default or Unmatured Default under this Agreement, or (ii) that any Person has given any written notice to Brightpoint or any Subsidiary of Brightpoint or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7.1(e), deliver to the Administrative Agent and the Lenders an Officer's Certificate specifying (a) the nature and period of existence of any such claimed default, Default, Unmatured Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action Brightpoint has taken, is taking and proposes to take with respect thereto.

         (C) Lawsuits. (i) Promptly upon Brightpoint obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting Brightpoint or any of its Subsidiaries or any property of Brightpoint or any of its Subsidiaries not previously disclosed pursuant to Section 5.7, which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in Brightpoint's reasonable judgment, Brightpoint or any of its Subsidiaries to liability in an amount aggregating $1,000,000 or more, give written notice thereof to the Administrative Agent on behalf of the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters; and (ii) in addition to the requirements set forth in clause (i) of this Section 6.1(C), upon request of the Administrative Agent or the Required Lenders, promptly give written notice of the status of any action, suit, proceeding, governmental investigation or arbitration disclosed on Schedule 5.7 or covered by a report delivered pursuant to clause (i) above and provide such other information as may be reasonably available to it that would not result in loss of any attorney-client privilege by disclosure to the Lenders to enable each Lender and the Administrative Agent and its counsel to evaluate such matters.

         (D) Insurance. As soon as practicable and in any event within one hundred twenty (120) days of the end of each fiscal year commencing with fiscal year ending December 31, 1999, deliver to the Administrative Agent and the Lenders (i) a report in form and substance reasonably satisfactory to the Administrative Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by Brightpoint and its Subsidiaries and the duration of such coverage and (ii) an insurance broker's statement that all premiums with respect to such coverage have been paid when due.

         (E) ERISA Notices. Deliver or cause to be delivered to the Administrative Agent and the Lenders, at Brightpoint's expense, the following information and notices as soon as reasonably possible, and in any event:



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                  (i)     (a) within ten (10) Business Days after any Borrower
         obtains knowledge that a Termination Event has occurred, a written statement of the chief financial officer of Brightpoint describing such Termination Event and the action, if any, which Brightpoint has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (b) within ten (10) Business Days after any member of the Controlled Group obtains knowledge that a Termination Event has occurred which could reasonably be expected to subject Brightpoint to or any of its Subsidiaries liability individually or in the aggregate in excess of $100,000, a written statement of the chief financial officer of Brightpoint describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

                  (ii) within ten (10) Business Days after Brightpoint or any of its Subsidiaries obtains knowledge that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the chief financial officer of Brightpoint describing such transaction and the action which Brightpoint or such Subsidiary has taken, is taking or proposes to take with respect thereto;

                  (iii) within ten (10) Business Days after any material increase in the benefits of any existing Plan or the establishment of any new Benefit Plan or the commencement of, or obligation to commence, contributions to any Benefit Plan or Multiemployer Plan to which Brightpoint or any member of the Controlled Group was not previously contributing, notification of such increase, establishment, commencement or obligation to commence and the amount of such contributions;

                  (iv) within ten (10) Business Days after Brightpoint or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

                  (v) within thirty (30) Business Days after the establishment of any Foreign Employee Benefit Plan or the commencement of, or obligation to commence, contributions to any Foreign Employee Benefit Plan to which Brightpoint or any Subsidiary was not previously contributing, notification of such establishment, commencement or obligation to commence and the amount of such contributions;

                  (vi) within ten (10) Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by Brightpoint or a member of the Controlled Group with respect to such request;



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                  (vii)   within ten (10) Business Days after receipt by
         Brightpoint or any member of the Controlled Group of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                  (viii) within ten (10) Business Days after receipt by Brightpoint or any member of the Controlled Group of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

                  (ix) within ten (10) Business Days after Brightpoint or any member of the Controlled Group fails to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure; and

                  (x) within ten (10) Business Days after Brightpoint or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

For purposes of this Section 6.1(E), Brightpoint, any of its Subsidiaries and any member of the Controlled Group shall be deemed to know all facts known by the Administrator of any Plan of which the Borrower or any member of the Controlled Group or such Subsidiary is the plan sponsor.

         (F) Labor Matters. Notify the Administrative Agent and the Lenders in writing, promptly upon Brightpoint's or any of its Subsidiaries' learning thereof, of (i) any labor dispute to which Brightpoint or any of its Subsidiaries may become a party, including, without limitation, any strikes, lockouts or other disputes relating to such Persons' plants and other facilities and (ii) any Worker Adjustment and Retraining Notification Act liability incurred with respect to the Closing of any plant or other facility of Brightpoint or any of its Subsidiaries where, in the case of (i) or (ii), such is reasonably likely to have a Material Adverse Effect.

         (G) Other Indebtedness. Deliver to the Administrative Agent (i) a copy of each regular report, notice or communication regarding potential or actual defaults (including any accompanying officers' certificate) delivered by or on behalf of Brightpoint or any of its Subsidiaries to the holders of Indebtedness for money borrowed with respect to Indebtedness the outstanding principal balance of which is at least $1,000,000 pursuant to the terms of the agreements governing such Indebtedness, such delivery to be made at the same time and by the same means as such notice or other communication is delivered to such holders, and (ii) a copy of each notice or other communication received by Brightpoint or any of its Subsidiaries from the holders of Indebtedness for money borrowed with respect to Indebtedness the outstanding



                                       93
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principal balance of which is at least $1,000,000 pursuant to the terms of such
Indebtedness, such delivery to be made promptly after such notice or other communication is received by Brightpoint or the applicable Subsidiary.

         (H) Other Reports. Deliver or cause to be delivered to the Administrative Agent and the Lenders copies of all 10-Ks, 10-Qs and 8-Ks filed with the Commission by Brightpoint, and all notifications received from the Commission by Brightpoint or its Subsidiaries pursuant to the Securities Exchange Act and the rules promulgated thereunder.

         (I) Environmental Notices. As soon as possible and in any event within ten (10) days after receipt by Brightpoint or any of its Subsidiaries, a copy of
(i) any notice or claim to the effect that Brightpoint or any of its Subsidiaries is or may be liable to any Person as a result of the Release by Brightpoint, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by Brightpoint or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject Brightpoint or any of its Subsidiaries to liability individually or in the aggregate in excess of $250,000.

         (J) Borrowing Base Certificate. As soon as practicable, and in any event within fifteen (15) days after the close of each calendar month (and more often if requested by the Administrative Agent or the Required Lenders), Brightpoint shall provide the Administrative Agent and the Lenders with a Borrowing Base Certificate, together with such supporting documents as the Administrative Agent deems desirable, all certified as being true and correct by the chief financial officer or treasurer of Brightpoint. Brightpoint may update the Borrowing Base Certificate and supporting documents more frequently than monthly and the most recently delivered Borrowing Base Certificate shall be the applicable Borrowing Base Certificate for purposes of determining the Borrowing Base at any time.

         (K) Other Information. Within a reasonable period of time following receipt of a request therefor from the Administrative Agent, prepare and deliver to the Administrative Agent and the Lenders such other information with respect to Brightpoint, any of its Subsidiaries, or the Collateral, including, without limitation, schedules identifying and describing the Collateral and any dispositions thereof, as from time to time may be reasonably requested by the Administrative Agent.

         6.2  Affirmative Covenants.

         (A) Existence, Etc. Brightpoint shall, and shall cause each of its Subsidiaries to, at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses except that any Subsidiary of Brightpoint may merge with or liquidate into Brightpoint or any other Subsidiary of Brightpoint,



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provided that the surviving entity expressly assumes any liabilities, if any, of either of such Subsidiaries with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Administrative Agent; provided further that the consolidated net worth of the surviving corporation is not less than the consolidated net worth of the Subsidiary with any liability with respect to the Obligations immediately prior to such merger; and provided further, if the corporation being merged out of existence or liquidated is a party to a Pledge Agreement or an Alternate Currency Addendum (or the Capital Stock of which is the subject of a Pledge Agreement), the surviving entity shall execute and deliver such documents, instruments, agreements and opinions in connection therewith as shall be required by the Administrative Agent in connection with any such Pledge Agreement and the Alternate Currency Credits
(and all accrued interest in connection therewith) of such entity shall be repaid in full as of the date of such liquidation or merger.

         (B) Powers. Brightpoint shall, and shall cause each of its Subsidiaries to qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or is reasonably likely to have a Material Adverse Effect.

         (C) Compliance with Laws, Etc. Brightpoint shall, and shall cause its Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all Permits necessary for its operations and maintain such Permits in good standing unless failure to comply or obtain could not reasonably be anticipated to have a Material Adverse Effect.

         (D) Payment of Taxes and Claims; Tax Consolidation. Brightpoint shall pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 6.3(C)) upon any of Brightpoint's or such Subsidiary's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (i) above or claims referred to in clause (ii) above (and interest, penalties or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor. Brightpoint will not permit any of its Subsidiaries to file or consent to the filing of any consolidated income tax return with any Person other than Brightpoint or any of its Subsidiaries.

         (E) Insurance. Brightpoint shall maintain for itself and its Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect the insurance policies and programs listed on Schedule 5.17 to this Agreement or substantially similar policies and programs or other policies and programs as reflect coverage that is reasonably consistent with prudent industry practice, but in any event which will include receivables insurance on substantially the same terms as maintained as of the Closing Date. Brightpoint shall deliver to the Administrative Agent endorsements (y) to all "All Risk" physical damage insurance policies on all of Brightpoint's and BPI's domestic tangible real and personal property and assets and business interruption insurance policies naming the Administrative Agent loss payee, and (z) to all general liability and other liability policies naming the Administrative Agent an additional insured. In the event Brightpoint, at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent deems advisable. All sums so disbursed by the Administrative Agent shall constitute part of the Obligations, payable as provided in this Agreement.

         (F) Inspection of Property; Books and Records; Discussions. Brightpoint shall permit, and cause each of Brightpoint's Subsidiaries to permit, any authorized representative(s) designated by either the Administrative Agent, Alternate Currency Lender or any other Lender to visit and inspect any of the properties of Brightpoint or any of its Subsidiaries, to examine, audit, check and make copies of their respective financial and accounting records, books, journals, orders, receipts and any non-privileged correspondence and other data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested; provided each of the Lenders shall, so long as no Default or Unmatured Default has occurred and is continuing, coordinate its visits or inspections through the Administrative Agent. To the extent reasonably practicable, any such inspection with respect to a Subsidiary Borrower will be coordinated with an Authorized Officer of Brightpoint. Brightpoint shall keep and maintain, and cause each of Brightpoint's Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If a Default has occurred and is continuing, Brightpoint, upon the Administrative Agent's request, shall turn over copies of any such records to the Administrative Agent or its representatives.

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         (G) Insurance and Condemnation Proceeds. Brightpoint and BPI shall direct (and, if applicable, shall cause their Subsidiaries to direct) all insurers under policies of property damage, boiler and machinery, business interruption insurance, credit insurance and payors of any condemnation claim or award relating to the Collateral to pay all proceeds (the "PROCEEDS") payable under such policies or with respect to such claim or award for any loss with respect to the Collateral directly to the Administrative Agent, for the benefit of the Administrative Agent and the Holders of the Secured Obligations; provided, however, unless a Default or Unmatured Default shall have occurred and be continuing, the Administrative Agent shall remit all Proceeds to Brightpoint. Each such policy shall contain a long-form loss-payable endorsement naming the Administrative Agent as loss payee, which endorsement shall be in form and substance acceptable to the Administrative Agent. Promptly after the receipt of any Proceeds (other than from credit insurance, which shall be applied to reduce the outstanding Receivables), Brightpoint shall repair or replace the Collateral or other assets the loss or damage of which gave rise to such Proceeds, provided, however, that upon the earlier to occur of (a) 120 days after Brightpoint receives such Proceeds or (b) the occurrence of a Default or an Unmatured Default, Brightpoint shall return any Proceeds not so used to repair or replace such Collateral or other assets at such time to the Administrative Agent. The Administrative Agent shall apply the same to the principal amount of the Revolving Loans outstanding at the time of such receipt or hold them as cash collateral for the Obligations.

         (H) ERISA Compliance. Brightpoint shall, and shall cause each of its domestic Subsidiaries to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

         (I) Maintenance of Property. Brightpoint shall cause all property used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in adequate condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Brightpoint may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 6.2(I) shall prevent Brightpoint from discontinuing the operation or maintenance of any of such property if such discontinuance is, in the judgment of Brightpoint, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any respect to the Administrative Agent or the Lenders.

         (J) Environmental Compliance. Brightpoint and its Subsidiaries shall comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject Brightpoint and its Subsidiaries to liability, individually or in the aggregate, in excess of $250,000.

         (K) Use of Proceeds. The Borrowers shall use the proceeds of the Loans to pay transaction costs in connection with the transactions evidenced by the Loan Documents, to refinance existing indebtedness of Brightpoint and its Subsidiaries and to provide funds for the working capital needs and other general corporate purposes of the Borrowers and their Subsidiaries. Brightpoint will not, nor will it permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any "Margin Stock" or to make any Acquisition, other than any Permitted Acquisition pursuant to Section 6.3(G).

         (L) Foreign Employee Benefit Compliance. Brightpoint shall, and shall cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not result in a material obligation to pay money.

         (M) Additional Guarantors/Pledge of Capital Stock. (i) Brightpoint will
(a) deliver an agreement evidencing the pledge, to the Administrative Agent, for the benefit of the Holders of Secured Obligations, of all of the Capital Stock of each Material Subsidiary which is a Domestic Subsidiary, within 30 days after such Subsidiary has become a Material Subsidiary and (b) cause each Material Subsidiary which is a Domestic Subsidiary, within 30 days after becoming a Material Subsidiary, to execute and deliver to the Administrative Agent (1) a Guarantor Assumption Letter pursuant to which it agrees to be bound by the provisions of Article IX, (2) a Security Agreement, together, if applicable, with trademark or patent security agreements, and (c) deliver and cause such Subsidiaries to deliver corporate resolutions, opinions of counsel, stock certificates, stock powers, UCC financing statements and such other corporate documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

         (ii) Brightpoint shall deliver an agreement evidencing the pledge, to the Administrative Agent, for the benefit of the Holders of Secured Obligations, of 65% of the Capital Stock of each Material Subsidiary which is not a Domestic Subsidiary and which is not a Subsidiary of Brightpoint BV1, within 60 days after such Subsidiary has become a Material Subsidiary, together with corporate resolutions, opinions of counsel, stock certificates, stock powers and such other corporate documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent; provided, however, in the event that any such Material Subsidiary is wholly-owned by a Domestic Subsidiary, in connection with which all of the requirements of clause (i) above have been satisfied and the activities of which are limited to owning the stock of its Subsidiaries, then, the Administrative Agent, at its option, may waive the requirement for the pledge of such Material Subsidiary's stock under this clause (ii).

         (N) Year 2000 Issues. The Borrower shall and shall cause each of its Subsidiaries to take all actions reasonably necessary to assure that the Year 2000 Issues will not have a Material Adverse Effect.

         6.3  Negative Covenants.

         (A) Indebtedness; Subsidiary Indebtedness. Neither Brightpoint nor any of its Subsidiaries shall directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

                  (a) the Obligations;

                  (b) Permitted Existing Indebtedness, and any extension, renewal, refunding or refinancing thereof, provided that any such extension, renewal, refunding or refinancing is in an aggregate principal amount not greater than the principal amount of and interest, fees and expenses accrued on, such Permitted Existing Indebtedness outstanding at the time thereof and is on terms (including, without limitation, maturity, amortization, interest rate, premiums, fees, covenants, subordination, events of default, and remedies) not materially less favorable to the obligor or adverse to the Lenders than the terms of such Permitted Existing Indebtedness and the obligor(s) with respect to which are not altered;

                  (c) Indebtedness arising from intercompany loans ("INTERCOMPANY LOANS") from (1) Brightpoint, BPI or any other Subsidiary of Brightpoint to any Borrower, (2) any Subsidiary to any other Subsidiary or (3) any Borrower to any Subsidiary of Brightpoint which is not a Borrower provided the aggregate Disqualified Subsidiary Investment does not exceed seventeen and one-half percent (17.5%) of Total Capital at any time, and provided further that all such Indebtedness to Brightpoint or BPI is evidenced by notes (or other evidence of indebtedness acceptable to the Administrative Agent) which are pledged to the Administrative Agent under the Security Agreements;

                  (d) Indebtedness in respect of Hedging Agreements permitted under Section 6.3(Q) including guarantying such Indebtedness;

                  (e) secured or unsecured purchase money Indebtedness (including Capitalized Leases) incurred by Brightpoint or any of its Subsidiaries after the Closing Date to finance the acquisition of fixed assets, if: (1) at the time of such incurrence, no Default or Unmatured Default has occurred and is continuing or would result from such incurrence; (2) such Indebtedness has a scheduled maturity and is not due on demand; (3) the aggregate outstanding amount at any time does not exceed two and one-half percent (2.50%) of Total Capital; and (4) any Lien securing such Indebtedness is permitted under

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         Section 6.3(C) (such Indebtedness being referred to herein as
         "PERMITTED PURCHASE MONEY INDEBTEDNESS");

                  (f) Indebtedness with respect to surety, appeal and performance bonds obtained by Brightpoint or any of its Subsidiaries in the ordinary course of business;

                  (g) Indebtedness constituting Contingent Obligations permitted by Section 6.3(E);

                  (h) unsecured Indebtedness and other liabilities incurred in the ordinary course of business and consistent with past practice, but not incurred through the borrowing of money or the obtaining of credit (other than customary trade terms); and

                  (i) Permitted Subordinated Indebtedness in an aggregate original issued principal amount not greater than $180,000,000 provided
         (A) the LYONS and the indenture are in form and substance reasonably satisfactory to the Administrative Agent and (B) all of the net cash proceeds from each issuance of LYONS are paid to the Administrative Agent to repay the outstanding principal amount of the Loans (provided net cash proceeds in excess of the outstanding principal balance of the Loans need not be paid to the Administrative Agent), with the payments being made (1) on the date of the closing of the LYONS transaction in an amount equal to the principal amount of all outstanding Floating Rate Loans and (2) thereafter at the end of each Interest Period with respect to maturing Fixed Rate Loans; and

                  (j) other unsecured Indebtedness provided such other Indebtedness does not exceed in the aggregate outstanding at any time two and one-half percent (2.50%)of Total Capital.

         (B) Sales of Assets. Neither Brightpoint nor any of its Subsidiaries shall sell, assign, transfer, lease, convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

                  (i)  sales of Inventory in the ordinary course of business;

                  (ii) the disposition of obsolete Equipment in the ordinary course of business;

                  (iii) sales, assignments, transfers, leases, conveyances or other dispositions of property with respect to the discontinued businesses (United Kingdom, Hong Kong based accessories company, Argentina and Poland), with respect to the reduction in scope of the business in Taiwan and with respect to the closing of the distribution center in the Netherlands, all in connection with the Restructuring Plan; and

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                  (iv) other sales, assignments, transfers, leases, conveyances or other dispositions of other assets if such transaction (a) is for all cash consideration with respect to any Collateral which is sold,
         (b) is for not less than fair market value, and (c) when combined with all such other sales, assignments, transfers, conveyances or other dispositions (i) in the immediately preceding twelve-month period represents the disposition of not greater than two and one-half percent (2.50%) of Brightpoint's Total Capital as of the beginning of such 12-month period and (ii) in the period from the Original Closing Date to the date of such transaction represents the disposition of not greater than seven and one-half percent (7.50%)of the sum of (a) Brightpoint's consolidated net worth as of December 31, 1997 and (b) the original outstanding principal balance of the LYONS; and

         (C) Liens. Neither Brightpoint nor any of its Subsidiaries shall directly or indirectly create, incur, assume, permit or suffer to exist any Lien on or with respect to any of their respective property or assets except:

                  (i)   Liens created by the Loan Documents;

                  (ii)  Permitted Existing Liens;

                  (iii) Customary Permitted Liens; and

                  (iv) purchase money Liens (including the interest of a lessor under a Capitalized Lease and Liens to which any property is subject at the time of the acquisition thereof by Brightpoint or one of its Subsidiaries) securing Permitted Purchase Money Indebtedness; provided that such Liens shall not apply to any property of Brightpoint or its Subsidiaries other than that purchased or subject to such Capitalized Lease.

In addition, neither Brightpoint nor any or its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent for the benefit of itself and the Holders of Secured Obligations, as additional collateral for the Obligations; provided that any agreement, note, indenture or other instrument in connection with Permitted Purchase Money Indebtedness (including Leases) may prohibit the creation of a Lien in favor of the Administrative Agent for the benefit of itself and the Holders of the Secured Obligations on the items of property obtained with the proceeds of such Permitted Purchase Money Indebtedness.

         (D) Investments. Except for Permitted Existing Investments in an amount not greater than the amount thereof on the Closing Date and except to the extent permitted pursuant to paragraph (G) below, neither Brightpoint nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:

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                  (i)   Investments in Cash Equivalents;

                  (ii) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (iii) Investments consisting of deposit accounts maintained by Brightpoint and its Subsidiaries in connection with its cash management system in the ordinary course of business and consistent with past practice;

                  (iv) Investments consisting of Indebtedness permitted pursuant to Section 6.3(A)(c) or other Investments in any Disqualified Subsidiary; provided the Disqualified Subsidiary Investment shall not exceed seventeen and one-half percent (17.50%) of Total Capital at any time; and

                  (v)   [Intentionally Omitted]; and

                  (vi)  [Intentionally Omitted]; and

                  (vii) other Investments in any Person, including in connection with Permitted Acquisitions, provided the aggregate purchase price for such Permitted Acquisitions and the aggregate amount of such other Investments during any fiscal year does not exceed three and one-half percent (3.5%) of Total Capital determined based upon the financial statements most recently delivered pursuant to the terms of Section 6.1(A).

         (E) Contingent Obligations. Neither Brightpoint nor any of its Subsidiaries shall directly or indirectly create or become or be liable with respect to any Contingent Obligation, contingent liability, long-term lease, synthetic lease, commitment or Contractual Obligation, not reflected in the financial statements attached hereto as Exhibit I, except: (i) as set forth on
Schedule 5.18, (ii) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (iii) Permitted Existing Contingent Obligations and any extensions, renewals or replacements thereof, provided that any such extension, renewal or replacement is not greater than the Indebtedness under, and shall be on terms no less favorable to Brightpoint or such Subsidiary than the terms of, the Permitted Existing Contingent Obligation being extended, renewed or replaced; (iv) obligations, warranties, and indemnities, not relating to Indebtedness of any Person, which have been or are undertaken or made in the ordinary course of business and not for the benefit of or in favor of an Affiliate of Brightpoint or such Subsidiary; (v) Contingent Obligations of Brightpoint or any of its Subsidiaries with respect to any Indebtedness permitted by this Agreement; (vi) Contingent Obligations with respect to surety, appeal and performance bonds obtained by Brightpoint or any Subsidiary in the ordinary course of business;
(vii) [intentionally



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omitted]; and (viii) additional Contingent Obligations, liabilities and the like which do not exceed $1,000,000 in the aggregate at any time.

         (F) Restricted Junior Payments. Neither Brightpoint nor any of its Subsidiaries shall declare or make any Restricted Junior Payment, except:

                  (i) payments made in connection with the repurchase of Capital Stock or other Equity Interests in Brightpoint or any of its Subsidiaries from any Person in connection with the termination (voluntarily or involuntarily) of such Person's employment with Brightpoint or any of its Subsidiaries which, in the aggregate, exceed the aggregate amount received by Brightpoint or any of its Subsidiaries from the contemporaneous resale or reissuance of such interests by not more than $1,000,000; and

                  (ii) payments of customary and reasonable fees and expense reimbursements to members of the board of directors of Brightpoint and any Subsidiary;

                  (iii) Restricted Junior Payments made by any Subsidiary of Brightpoint to Brightpoint or any other Subsidiary of Brightpoint; and

                  (iv)    Restricted Junior Payments as set forth on Schedule
         6.3(F);

provided, however, that the Restricted Junior Payments described in clause (i) shall not be permitted if either a Default or an Unmatured Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.

         (G) Conduct of Business; Subsidiaries; Acquisitions. Neither Brightpoint nor any of its Subsidiaries shall engage in any business other than the businesses engaged in by them on the date hereof and any business or activities which are substantially similar, related or incidental thereto. Brightpoint shall not permit Brightpoint BV1, Brightpoint BV2 or Brightpoint Latin America Holdings, Inc. to engage, either directly or indirectly in any operating business enterprise but shall solely own the Capital Stock of their respective Subsidiaries. Brightpoint shall not and shall not permit any of its Subsidiaries to enter into any transaction or series of transactions in which it acquires all or any significant portion of the assets (including, without limitation, the Capital Stock thereof) of another Person unless such purchase meets the following requirements (each such purchase constituting a "PERMITTED ACQUISITION"):

                  (1) prior to each such purchase, Brightpoint shall deliver to the Administrative Agent and the Lenders a certificate from one of Brightpoint's Authorized Officers certifying that no Default or Unmatured Default shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Indebtedness in connection therewith; provided, that the Administrative Agent, in its sole discretion


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         or at the request of the Required Lenders, may require that Brightpoint deliver to the Administrative Agent and the Lenders a certificate from one of Brightpoint's Authorized Officers demonstrating to the satisfaction of the Administrative Agent and the Required Lenders that after giving effect to such transaction or transactions and the incurrence of any Indebtedness permitted by Section 6.3(A) in connection therewith on a pro forma basis as if such acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of Brightpoint's most recently completed fiscal quarter, Brightpoint would have been in compliance with all provisions of Section 6.4 at all times during such twelve-month period;

                  (2) the purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis and involves the purchase of a business line similar, related or incidental to that of Brightpoint's and its Subsidiaries as of the Closing Date; and

                  (3) the aggregate purchase price (including assumed liabilities) in connection with all such transactions shall be permitted under and pursuant to the terms of Section 6.3(D)(vii).

         (H) Transactions with Shareholders and Affiliates. Neither Brightpoint nor any of its Subsidiaries shall directly or indirectly (i) except as permitted in Section 6.3(F), pay any fees or compensation to Management or any other employees who are holders of Capital Stock or other Equity Interests in Brightpoint or any of its Subsidiaries, other than wages, salaries and bonuses of employees in the ordinary course and consistent with past practices; (ii) enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of any Capital Stock or other Equity Interests in Brightpoint, or with any Affiliate of Brightpoint, on terms that are less favorable to Brightpoint or its Subsidiaries, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate; or (iii) enter into or permit to exist any such non-arm's length transaction between any Borrower and any Disqualified Subsidiary if as a result thereof the Disqualified Subsidiary Investment would at any time exceed seventeen and one-half percent (17.5%) of Consolidated Book Equity.

         (I) Restriction on Fundamental Changes. Neither Brightpoint nor any of its Subsidiaries shall enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of Brightpoint's or any such Subsidiary's business or property, whether now or hereafter acquired, except transactions permitted under Section 6.3(B) and except that any Subsidiary of Brightpoint or BPI may merge with or liquidate into Brightpoint or BPI or any other Subsidiary of Brightpoint, provided that the surviving entity expressly assumes any liabilities, if any, of either of such Subsidiaries with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Administrative Agent and provided further that the consolidated net worth of the surviving


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corporation is not less than the consolidated net worth of the Subsidiary with any liability with respect to the Obligations immediately prior to such merger.

         (J) Sales and Leasebacks. Neither Brightpoint nor any of its Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any lease, whether an Operating Lease or a Capitalized Lease, of any property (whether real or personal or mixed) (i) which it or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (ii) which it or one of its Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by it or one of its Subsidiaries to any other Person in connection with such lease, unless in either case the sale involved is not prohibited under Section 6.3(B) and the lease involved is not prohibited under
Section 6.3(A).

         (K) Margin Regulations. Neither the Borrower nor any of its Subsidiaries, shall use all or any portion of the proceeds of any credit extended under this Agreement to purchase or carry Margin Stock.

         (L) ERISA. Brightpoint shall not (i) engage, or permit any of its Subsidiaries to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

                  (ii) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), with respect to any Benefit Plan, whether or not waived;

                  (iii) fail, or permit any Controlled Group member to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

                  (iv) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in any liability of Brightpoint or any Controlled Group member under Title IV of ERISA;

                  (v) fail to make any contribution or payment to any Multiemployer Plan which Brightpoint or any Controlled Group member may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

                  (vi) fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under
         Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or


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

                  (vii) amend, or permit any Controlled Group member to amend, a Plan resulting in an increase in current liability for the plan year such that Brightpoint or any Controlled group member is required to provide security to such Plan under Section 401(a)(29) of the Code.

         (M) Issuance of Equity Interests. Neither Brightpoint nor any of its Subsidiaries shall issue any ownership, membership or other equity interests after the date of this Agreement if such issuance causes a Change of Control to occur.

         (N) Organizational Documents. Neither Brightpoint nor any of its Subsidiaries shall amend, modify or otherwise change any of the terms or provisions in any of their respective organizational documents as in effect on the date hereof in any manner adverse to the interests of the Lenders without the prior written consent of the Required Lenders.

         (O) Other Indebtedness. Neither Brightpoint nor any of its Subsidiaries shall amend, supplement or otherwise modify the terms of any Indebtedness (other than the Obligations and other than Intercompany Loans) permitted under Section 6.3(A) in any way that would not be materially less advantageous to Brightpoint or such Subsidiary or materially adverse to the Lenders, including, without limitation, with respect to amount, maturity, amortization, interest rate, premiums, fees, covenants, subordination, events of default and remedies.

         (P) Fiscal Year. Neither Brightpoint nor any of its consolidated Subsidiaries shall change its fiscal year for accounting or tax purposes from a period consisting of the 12-month period ending on December 31 of each calendar year.

         (Q) Hedging Obligations. Brightpoint shall not and shall not permit any of its Subsidiaries to enter into any interest rate, commodity or foreign currency exchange, swap, collar, cap or similar agreements other than interest rate, foreign currency or commodity exchange, swap, collar, cap, leveraged derivative or similar agreements pursuant to which Brightpoint or any of its Subsidiaries have hedged its or their actual interest rate, foreign currency or commodity exposure (such hedging agreements are sometimes referred to herein as "HEDGING AGREEMENTS"). In the event a Lender elects to enter into any Hedging Agreements with Brightpoint or any of its Subsidiaries, the obligations of Brightpoint or such Subsidiary with respect to such Hedging Agreements shall be Secured Obligations secured by the Collateral.

         (R) Subordinated Indebtedness. Brightpoint shall not and shall not permit any Subsidiary to, amend, supplement or modify the terms of any Permitted Subordinated Indebtedness, including without limitation, the LYONS or the Indenture, or make any payment required as a result of an amendment or change thereto other than amendments, supplements or modifications which (i) decrease the rate of interest payable on the Permitted Subordinated Indebtedness, (ii) provide for the payment in kind in lieu of cash of any portion of the interest on the Permitted



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Subordinated Indebtedness, (iii) provide for the extension of the maturity date with respect to any principal or interest payment to be made under the instruments evidencing Permitted Subordinated Indebtedness, (iv) provide more flexibility to Brightpoint or its Subsidiaries in connection with any financial covenants, (v) waive any defaults existing in connection with the Permitted Subordinated Indebtedness, and (vi) do not adversely affect in any respect the interests of the Administrative Agent or the Lenders.

         6.4 Financial Covenants.  Brightpoint shall comply with the following:

         (A) Defined Terms for Financial Covenants. The following terms used in this Agreement shall have the following meanings (such meanings to be applicable, except to the extent otherwise indicated in a definition of a particular term, both to the singular and the plural forms of the terms defined):

         "ACCOUNTING ADJUSTMENT" means the amount recorded by the Borrower in the first fiscal quarter of 1999 as a cumulative adjustment for a change in accounting principle resulting from the required adoption of American Institute of Certified Public Accountants Statement of Position 98-5, Reporting the Costs of Start-up Activities, which requires the write-off of unamortized pre-operating and organizational costs that were previously capitalized, which amount, net of tax and after earnings from continuing operations shall not exceed $15,000,000.

         "CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including Capitalized Leases and Permitted Purchase Money Indebtedness) by Brightpoint and its Subsidiaries during that period that, in conformity with Agreement Accounting Principles, are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts reflected in the consolidated balance sheet of Brightpoint and its Subsidiaries other than with respect to the acquisition of inventory in the ordinary course of business.

         "CONSOLIDATED BOOK EQUITY" shall mean, at a particular date, all amounts which would be included under consolidated book equity for Brightpoint and its Subsidiaries determined on a consolidated basis in accordance with Agreement Accounting Principles.

         "DISTRIBUTOR CHARGE" means the $8,000,000 amount recorded by the Borrower in the fiscal quarter ending December 31, 1998 as a result of impairment in the value of assets resulting from the Borrower's prior business dealings with other distributors.

         "EBITDA" means, for any period, on a consolidated basis for Brightpoint and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Net Income, plus (ii) charges against income for foreign income taxes or U.S. income taxes to the extent deducted in computing Net Income, plus (iii) Interest Expense to the extent deducted in



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computing Net Income, plus (iv) depreciation expense to the extent deducted in computing Net Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Net Income, plus (vi) other non-cash charges (including, without duplication, any effect of any write-up in the value of Inventory attributable to purchase accounting) in accordance with Agreement Accounting Principles to the extent deducted in computing Net Income, plus (vii) income attributable to minority interests to the extent excluded from Net Income, minus
(viii) interest income, minus (ix) Net Extraordinary Gains. As used herein "NET EXTRAORDINARY GAINS" shall mean the sum of, but only if positive, extraordinary gains (and any nonrecurring unusual gains arising in or outside of the ordinary course of business not included in extraordinary gains determined in accordance with Agreement Accounting Principles which have been included in the determination of Net Income) minus extraordinary losses (and any nonrecurring unusual losses arising in or outside of the ordinary course of business not included in extraordinary losses determined in accordance with Agreement Accounting Principles).

         "INTEREST EXPENSE" means, for any period, the consolidated total interest expense of Brightpoint and its Subsidiaries, determined on a consolidated basis, whether paid or accrued, but without duplication (including the interest component of Capitalized Leases), but excluding interest expense not payable in cash (including amortization of discount), all as determined in conformity with Agreement Accounting Principles.

         "NET INCOME" means, for any period, the net earnings (or loss) after taxes of Brightpoint and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with Agreement Accounting Principles.

         "RENTALS" of a Person means the aggregate fixed amounts payable by such Person under any lease of real or personal property but does not include any amounts payable under Capitalized Leases of such Person.


                  (B) Fixed Charge Coverage Ratio. Brightpoint shall maintain a ratio ("FIXED CHARGE COVERAGE RATIO") of:

                           (i) the sum of the amounts of (a) EBITDA plus (b) Rentals to the extent deducted in computing Net Income minus
                  (c) Capital Expenditures to

                           (ii) the sum of the amounts of (a) total Interest Expense (to the extent deducted in computing Net Income) net of Interest Expense (to the extent deducted in computing Net Income) with respect to the LYONS, plus (b) Rentals to the extent deducted in computing Net Income, plus (c) scheduled amortization of the principal portion of all Indebtedness of Brightpoint and its Subsidiaries, plus



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                  (d) charges against income for foreign income taxes or U.S.
                  income taxes to the extent deducted in computing Net Income; plus (e) the aggregate amount of Restricted Junior Payments; plus (c) the aggregate amount of cash payments made in connection with Contingent Purchase Price Obligations as of the end of each of the quarters set forth below to be less than:

                  (A) 1.25 to 1.00 for the fiscal quarter ending June 30, 1999;

                  (B) 1.25 to 1.00 for the fiscal quarter ending September 30, 1999;

                  (C) 1.10 to 1.00 for the fiscal quarter ending December 31, 1999;

                  (D) 1.15 to 1.00 for the fiscal quarter ending March 31, 2000; and

                  (E)      1.25 to 1.00 for each fiscal quarter thereafter.

In each case the Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four-quarter period ending on such day and EBITDA shall be calculated as set forth in Section 6.4(D)(3)below.

         (C) Minimum Consolidated Book Equity. Brightpoint shall not permit its Consolidated Book Equity at any time to be less than the sum of (a) $115,000,000, plus (b) fifty percent (50%) of Net Income (if positive) calculated separately for each fiscal quarter ending on and after September 30, 1999, plus (c) seventy-five percent (75%) of the net cash proceeds resulting from the issuance by Brightpoint of any of its Capital Stock.

         (D) Maximum Adjusted Leverage and Senior Debt Ratios.

         (1) Brightpoint shall not permit the ratio ("ADJUSTED LEVERAGE RATIO") of (i) the sum of (a) Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to (ii) EBITDA as at the end of any of the quarters set forth below to be greater than:

                  (A) 5.00 to 1.00 for the fiscal quarter ending June 30, 1999;

                  (B) 5.25 to 1.00 for the fiscal quarter ending September 30, 1999;

                  (C) 6.00 to 1.00 for the fiscal quarter ending December 31, 1999;

                  (D) 5.25 to 1.00 for the fiscal quarter ending March 31, 2000;



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                  (E)      5.00 to 1.00 for the fiscal quarter ending June 30,
                           2000; and

                  (F)      4.50 to 1.00 for each fiscal quarter thereafter.

The Adjusted Leverage Ratio shall be calculated as set forth in clause (3) below.

         (2) Brightpoint shall not permit the ratio ("SENIOR DEBT RATIO") of (i) the sum of (a) Indebtedness other than the Permitted Subordinated Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to (ii) EBITDA as at the end of any of the quarters set forth below to be greater than:

                  (A) 2.75 to 1.00 for each fiscal quarter commencing with the fiscal quarter ending June 30, 1999 through the fiscal quarter ending December 31, 1999; and

                  (B) 2.50 to 1.00 for each fiscal quarter thereafter.

The Senior Debt Ratio shall be calculated as set forth in clause (3) below.

         (3) The Adjusted Leverage Ratio and Senior Debt Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness (including Permitted Subordinated Indebtedness for the Adjusted Leverage Ratio and excluding Permitted Subordinated Indebtedness for the Senior Debt Ratio) and Capitalized Lease Obligations, Indebtedness and Capitalized Lease Obligations as of the last day of each such fiscal quarter; and (B) for EBITDA, the amount for the four-quarter period ending on such day (2); provided, however:

                  (i) there shall be excluded from the calculation of EBITDA, the EBITDA attributable to the Borrower and its Subsidiaries'
         (a) discontinued Global Trading Business and (b) businesses discontinued in connection with the Restructuring Plan (United Kingdom, Hong Kong based accessories company, Argentina and Poland);

                  (ii) for the fiscal quarters ending June 30, 1999 through the quarter ending September 30, 1999, the Borrower shall be permitted to add back to EBITDA the $17,750,000 one-time charge taken by the Borrower in the fiscal quarter ending December 31, 1998 relating to the discontinuation or elimination of the Borrower and its Subsidiaries' Global Trading Business;

                  (iii) for the fiscal quarters ending June 30, 1999 through the fiscal quarter ending September 30, 1999, the Borrower shall be permitted to add back to EBITDA the $8,000,000 one-time Distributor Charge taken by the Borrower in the fiscal quarter ending December 31, 1998;

                   (iv) for the fiscal quarters ending March 31, 1999 through December 31, 1999, the Borrower shall be permitted to add back to EBITDA the $14,065,000 one-time Accounting Adjustment taken by the Borrower in the fiscal quarter ending March 31, 1999; and

                   (v) for the fiscal quarters ending June 30, 1999 through the quarter ending September 30, 2000, the Borrower shall be permitted to add back to EBITDA the lesser of (a) $90,000,000 and (b) the charges taken by the Borrower in the fiscal quarter ending June 30, 1999, September 30, 1999 and December 31, 1999 relating to the Restructuring Plan; provided, however, (i) the aggregate cash portion of the charges taken in connection therewith shall not exceed $8,000,000 and (ii) the aggregate amount of the charges taken by the Borrower in the fiscal quarters ending September 30, 1999 and December 31, 1999 shall not exceed $7,500,000.


ARTICLE VII:  DEFAULTS

         7.1 Defaults. Each of the following occurrences shall constitute a Default under this Agreement:

         (a) Failure to Make Payments When Due. Any Borrower shall (i) fail to pay when due any of the Obligations consisting of principal with respect to the Loans or (ii) shall fail to pay within five (5) days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.

         (b) Breach of Certain Covenants. Any Borrower shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on such Borrower under Sections 6.1 (other than clauses (A), (D), (E), (F) or
(H) thereof), 6.2(K), 6.2(M), 6.3 or 6.4.

         (c) Breach of Representation or Warranty. Any representation or warranty made or deemed made by any Borrower or Guarantor to the Administrative Agent or any Lender herein or by Brightpoint or any of its Subsidiaries in any of the other Loan Documents or in any statement or certificate at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).

         (d) Other Defaults. Any Borrower shall default in the performance of or compliance with any term contained in this Agreement (other than as covered by paragraphs (a), (b) or (c) of this Section 7.1), or Brightpoint or any of its Subsidiaries shall default in the performance of or compliance with any term contained in any of the other Loan Documents, and such default shall continue for ten (10) days after the earlier to occur of (i) notice from the Administrative Agent or



                                      111
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any Lender to Brightpoint of such Default and (ii) Brightpoint or any of its
Subsidiaries knew of such default or should have known of such default exercising reasonable diligence.

         (e) Default as to Other Indebtedness. Brightpoint or any of its Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than the Obligations) the outstanding principal amount of which Indebtedness is in excess of $2,500,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that Brightpoint or any such Subsidiary offer to purchase such Indebtedness or other required repurchase of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by Brightpoint or any of its Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

         (f)  Involuntary Bankruptcy; Appointment of Receiver, Etc.

                  (i) An involuntary case shall be commenced against Brightpoint or any of its Subsidiaries and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Brightpoint or any of its Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

                  (ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Brightpoint or any of its Subsidiaries or over all or a substantial part of the property of Brightpoint or any of its Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of Brightpoint or any of its Subsidiaries or of all or a substantial part of the property of Brightpoint or any of its Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of Brightpoint or any of its Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance.

         (g) Voluntary Bankruptcy; Appointment of Receiver, Etc. Brightpoint or any of its Subsidiaries shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such



                                      112
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law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

         (h) Judgments and Attachments. Any money judgment(s), writ or warrant of attachment, or similar process against any of Brightpoint or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of $2,500,000 is (are) entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder.

         (i) Dissolution. Any order, judgment or decree shall be entered against Brightpoint or any of its Subsidiaries decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or Brightpoint or any of its Subsidiaries shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement unless the dissolving entity is a limited liability company which elects to continue its existence.

         (j) Loan Documents; Failure of Security. At any time, for any reason,
(i) any Loan Document as a whole that materially affects the ability of the Administrative Agent, or any of the Lenders to enforce the Obligations or enforce their rights against the Collateral ceases to be in full force and effect or any of Brightpoint or any of its Subsidiaries party thereto seeks to repudiate its obligations thereunder and the Liens intended to be created thereby are, or any of Brightpoint or any such Subsidiary seeks to render such Liens, invalid and unperfected, or (ii) Liens on Collateral with a fair market value in excess of $2,000,000 in favor of the Administrative Agent contemplated by the Loan Documents shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect, or such Liens shall not have the priority contemplated by this Agreement or the Loan Documents.

         (k) Termination Event. Any Termination Event occurs which the Required Lenders believe is reasonably likely to subject Brightpoint or any of its Subsidiaries to liability individually or in the aggregate in excess of $1,000,000.

         (l) Waiver of Minimum Funding Standard. If the plan administrator of any Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either Brightpoint or any Controlled Group member to liability individually or in the aggregate in excess of $250,000.

         (m) Change of Control. A Change of Control shall occur.



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         (n) Hedging Agreements. Nonpayment by Brightpoint or any of its
Subsidiaries of any obligation under any Hedging Agreements entered into with any Lender or any Affiliate of any Lender on the date such payment is due or the breach by Brightpoint or any of its Subsidiaries of any other term, provision or condition contained in any such Hedging Agreements which breach remains unremedied for five (5) days.

         (o) Environmental Matters. Brightpoint or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to (i) the Release by Brightpoint or any of its Subsidiaries of any Contaminant into the environment, (ii) the liability of any of Brightpoint or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law by Brightpoint or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject Brightpoint or any of its Subsidiaries to liability individually or in the aggregate in excess of $250,000.

         (p) Guarantor Revocation. Any guarantor of the Obligations shall terminate or revoke or refuse to perform any of its payment obligations under the applicable guarantee agreement or breach any of the other terms of such guarantee agreement which breach remains unremedied for five (5) days.

         A Default shall be deemed "continuing" until waived in writing in accordance with Section 8.3.


ARTICLE VIII: ACCELERATION, DEFAULTING LENDERS; WAIVERS, AMENDMENTS AND REMEDIES

         8.1  Remedies

         (a) Termination of Commitments; Acceleration. If any Default described in Section 7.1(f) or 7.1(g) occurs with respect to either of the Borrowers, the obligations of the Lenders to make Loans hereunder and the obligation of the Administrative Agent or any Issuing Lender to issue Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, any Lender or any Issuing Lender. If any other Default occurs, the Required Lenders may (i) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation of the Issuing Lenders to issue Letters of Credit hereunder, or (ii) declare the Obligations to be due and payable, or both, and upon any declaration under clause (ii), the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers expressly waive.



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         (b) Rescission. If at any time after termination of the Lenders'
obligations to make Loans or acceleration of the maturity of the Loans, Borrowers shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Defaults and Unmatured Defaults (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be waived pursuant to Section 8.3, then upon the written consent of the Required Lenders and written notice to Borrowers, the termination of Lenders' respective obligations to make Loans and the respective Lenders' and the Issuing Lenders' obligations to participate in or issue Letters of Credit or the aforesaid acceleration and its consequences may be rescinded and annulled; but such action shall not affect any subsequent Default or Unmatured Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuing Lenders to a decision which may be made at the election of the Required Lenders; they are not intended to benefit Borrowers and do not give Borrowers the right to require the Lenders to rescind or annul any termination of the aforesaid obligations of the Lenders or Issuing Lenders or any acceleration hereunder, even if the conditions set forth herein are met.

         (c) Enforcement. The Borrowers acknowledge that in the event the Borrowers fail to perform, observe or discharge any of their respective obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Administrative Agent, the Issuing Lenders and the Lenders; therefore, Borrowers agree that the Administrative Agent, the Issuing Lenders and the Lenders shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         8.2 Defaulting Lender. In the event that any Lender fails to fund its Revolving Credit Share of any Advance requested or deemed requested by either Brightpoint or BPI which such Lender is obligated to fund under the terms of this Agreement (the funded portion of such Advance being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Commitments, the proceeds of all amounts thereafter repaid to the Administrative Agent by the Borrowers and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the Borrowers by the Administrative Agent ("CURE LOANS") on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

                  (i) the foregoing provisions of this Section 8.2 shall apply only with respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.8;



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                  (ii)    any such Lender shall be deemed to have cured its
         failure to fund its Revolving Credit Share of any Advance at such time as an amount equal to such Lender's original Revolving Credit Share of the requested principal portion of such Advance is fully funded to the applicable Borrower, whether made by such Lender itself or by operation of the terms of this Section 8.2, and whether or not the Non Pro Rata Loan with respect thereto has been repaid, converted or continued;

                  (iii) amounts advanced to either Brightpoint or BPI to cure, in full or in part, any such Lender's failure to fund its Revolving Credit Share of any Advance shall bear interest at the rate applicable to Base Rate Loans in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Base Rate Loans;

                  (iv) regardless of whether or not a Default has occurred or is continuing, and notwithstanding the instructions of the applicable Borrower as to its desired application, all repayments of principal which, in accordance with the other terms of this Agreement, would be applied to the outstanding Base Rate Loans shall be applied first, ratably to all Base Rate Loans constituting Non Pro Rata Loans, second, ratably to Base Rate Loans other than those constituting Non Pro Rata Loans or Cure Loans and, third, ratably to Base Rate Loans constituting Cure Loans;

                  (v) for so long as and until the earlier of any such Lender's cure of the failure to fund its Revolving Credit Share of any Advance and the termination of the Commitments, the term "Required Lenders" for purposes of this Agreement shall mean Lenders (excluding all Lenders whose failure to fund their respective Revolving Credit Shares of such Advance have not been so cured) whose Pro Rata Shares represent at least sixty-six and two-thirds (66-2/3%) of the aggregate Pro Rata Shares of such Lenders; and

                  (vi) for so long as and until any such Lender's failure to fund its Revolving Credit Share of any Advance is cured in accordance with Section 8.2(ii), (A) such Lender shall not be entitled to any facility fees with respect to its Commitments and (B) such Lender shall not be entitled to any letter of credit fees, which facility fees and letter of credit fees shall accrue in favor of the non-defaulting Lenders, shall be allocated among such performing Lenders ratably based upon their relative Revolving Loan Commitments.

         8.3 Amendments. Subject to the provisions of this Article VIII, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any



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provisions to the Loan Documents or changing in any manner the rights of the
Lenders or the Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

                  (i) Postpone or extend the Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans, the Reimbursement Obligations or any fees or other amounts payable to such Lender (except with respect to (a) any modifications of the provisions relating to prepayments of Loans and other Obligations and
         (b) a waiver of the application of the default rate of interest pursuant to Section 2.11 hereof).

                  (ii) Reduce the principal amount of any Loans or L/C Obligations, or reduce the rate or extend the time of payment of interest or fees thereon.

                  (iii) Reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters.

                  (iv) Increase the amount of the Revolving Loan Commitment of any Lender or, with respect to the Alternate Currency Lender, the Alternate Currency Commitment, hereunder (except with respect to an increase in any sublimits for any Types of Loans within the Commitments and except with respect to an increase in the amount, or other modification to the terms or components, of the Borrowing Base within the Commitments).

                  (v) Permit any Borrower to assign its rights under this Agreement.

                  (vi)    Amend this Section 8.3.

                  (vii) Other than (a) in connection with transactions permitted under the terms of this Agreement, (b) pursuant to the terms of Section 6.25 and (c) the release of any Subsidiary Borrower under the Original Credit Agreement from its guaranty of the Obligations under such Agreement, release any Guarantor from its obligations under
         Article IX, release any other guarantor of all or any part of the Obligations or release all or substantially all of the Collateral.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. No amendment of any provision of this Agreement relating to any Issuing Lender shall be effective without the written consent of the Administrative Agent and each of the Issuing Lenders. No amendment of any provision of this Agreement relative to the Swing Line Lender shall be effective without the written consent of the Swing Line Lenders. No amendment of any provision of this Agreement relating to the Alternate Currency Credits or any Alternate Currency Addendum shall be effective without the


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written consent of the Alternate Currency Lender. The Administrative Agent may
waive payment of the fee required under Section 13.3(B) without obtaining the consent of any of the Lenders. Notwithstanding anything herein to the contrary, the Administrative Agent (acting reasonably and after consultation with other parties hereto) may by reasonable prior notice to the other parties hereto amend this Agreement unilaterally for the exclusive purpose of effectuating changes hereto which are necessary to the integration of the making of Revolving Loans hereunder in euro and only in a manner which shall not deteriorate the position of the Administrative Agent or Lender from its respective prior position.

         8.4 Preservation of Rights. No delay or omission of the Lenders, the Issuing Lenders, the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.3, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the Issuing Lenders and the Lenders until the Obligations have been paid in full.

ARTICLE IX:  GUARANTEE

         9.1 Guarantee; Modifications to Obligations. In order to induce the Lenders to extend credit hereunder and the Issuing Banks to issue the Letters of Credit hereunder, each Guarantor fully and unconditionally guarantees, as a primary obligor and not merely as a surety, jointly with the other Guarantors and severally, the Obligations (including, without limitation, interest accruing hereunder after the commencement of any case under the United States Bankruptcy Code, whether or not allowed as a claim in such case); provided, however, the guaranty hereunder by each Guarantor which is a Subsidiary Borrower shall be limited to the Obligations of the Subsidiary Borrowers. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee (?GUARANTEE?) hereunder notwithstanding any such extension or renewal of any Obligation.



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         9.2 Waivers. Each Guarantor waives presentment to, demand of payment from and protest to any Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Guarantors hereunder shall not be affected by the failure of any Lender (including the Alternate Currency Lender), any Issuing Bank or the Administrative Agent to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Guarantor under the provisions of this Agreement or any of the other Loan Documents or otherwise, or, except as specifically provided therein, by any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any of the other Loan Documents or any other agreement. Each Guarantor further agrees that its Guarantee hereunder constitutes a promise of payment when due and not merely of collection, and waives any right to require that resort be had by any Lender or any Issuing Bank to any balance of any deposit account or credit on the books of any Lender or any Issuing Bank in favor of any Subsidiary Borrower or any other person.

         9.3 Guarantee Unconditional. Each Guarantor agrees that its obligations under this Guarantee shall be unconditional, irrespective of:

                  (i) the validity, enforceability, avoidance, novation or subordination of any of the Obligations or any of the Loan Documents;

                  (ii) the absence of any attempt by, or on behalf of, any Lender, any Issuing Bank or the Administrative Agent to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against any Borrower, any other guarantor of the Obligations or any other Person;

                  (iii) the election of any remedy by, or on behalf of, any Lender, any Issuing Bank or the Administrative Agent with respect to all or any part of the Obligations;

                  (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any Lender, any Issuing Bank or the Administrative Agent with respect to any provision of any of the Loan Documents;

                  (v) the failure of the Administrative Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

                  (vi) the election by, or on behalf of, any one or more of the Lenders or Issuing Banks, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "BANKRUPTCY CODE"), of the application of Section 1111(b)(2) of the Bankruptcy Code;


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                  (vii) any borrowing or grant of a security interest by any
         Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                  (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Lenders, any of the Issuing Banks or the Administrative Agent for repayment of all or any part of the Obligations; or

                  (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower or any Guarantor.

                  The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

         9.4 Extensions and Other Modifications of Obligations. The Lenders and Issuing Banks, either themselves or acting through the Administrative Agent, are authorized, without notice or demand and without affecting the liability of any Guarantor hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend or change the terms of any of the Loan Documents; (b) to accept partial payments on all or any part of the Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Obligations, this Guarantee, or any other guaranties of all or any part of the Obligations, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such security or collateral and direct the order or manner of sale thereof as in their discretion they may determine; or (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, this Guarantee, any other guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty.

         9.5 No Marshalling; Reinstatement of Guarantee. The Guarantors consent and agree that none of the Lenders, Issuing Banks nor the Administrative Agent nor any Person acting for or on behalf of the Lenders, Issuing Banks or the Administrative Agent shall be under any obligation to marshall any assets in favor of any Guarantor or against or in payment of any or all of the Obligations. The Guarantors further agree that, to the extent that any Borrower, any Guarantor or any other guarantor of all or any part of the Obligations makes a payment or payments to any Lender, any Issuing Bank or the Administrative Agent, or any Lender, any Issuing Bank or the Administrative Agent receives any proceeds of collateral for all or any part of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Borrower, such Guarantor, such other guarantor or any other Person, or their respective estates, trustees,



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receivers or any other party, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

         9.6 Agreement to Pay Obligations; Currency Issues. In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Lender may have at law or in equity against the Guarantors by virtue hereof, upon the failure of any Borrower to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor promises to and will, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, in cash, the amount of such unpaid Obligations; provided, however, the payment Obligations hereunder by each Guarantor which is a Subsidiary Borrower shall be limited to the Obligations of the Subsidiary Borrowers. The Guarantors further agree, jointly and severally, that if payment in respect of any of the Obligations owed to the Administrative Agent, any Lender or any Issuing Bank shall be due in a currency other than Dollars and/or at a place of payment other than Indianapolis, Indiana and if, by reason of any Change, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Obligations in such currency or such place of payment shall be impossible or, in the judgment of such Lender, the Administrative Agent or Issuing Bank, not consistent with the protection of its rights or interests, then, at the election of such Lender, the Administrative Agent or Issuing Bank, the Guarantors shall make payment of such Obligation in Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in Indianapolis, Indiana, and shall indemnify such Lender or Issuing Bank against any losses or expenses that it shall sustain as a result of such alternative payment.

         9.7 Subordination of Subrogation. Until the Obligations have been indefeasibly paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Obligations and (ii) waive any right to enforce any remedy which the Lenders, Issuing Banks or the Administrative Agent (or any of them) now have or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Obligations or any other Person, and the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Lenders, the Issuing Banks and the Administrative Agent (or any of them) to secure the payment or performance of all or any part of the Obligations or any other liability of the Borrowers and the Subsidiary Borrowers to the Lenders or Issuing Banks. Should any Guarantor have the right, notwithstanding the foregoing to exercise its subrogation rights, except as set forth in Section 9.9, each Guarantor hereby expressly and irrevocably subordinates to payment of the Secured Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Secured Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit



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the Administrative Agent, the Lenders and the other Holders of Secured
Obligations and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Article IX, and that Administrative Agent, the Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this
Section 9.7.

         9.8 Election of Remedies. If the Administrative Agent or any Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving the Administrative Agent or such Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, the Administrative Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this
Article IX. If, in the exercise of any of its rights and remedies, the Administrative Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Guarantor hereby consents to such action by the Administrative Agent or such Lender and waives any claim based upon such action, even if such action by the Administrative Agent or such Lender shall result in a full or partial loss of any rights of subrogation which each Guarantor might otherwise have had but for such action by the Administrative Agent or such Lender. Any election of remedies which results in the denial or impairment of the right of the Administrative Agent or any Lender to seek a deficiency judgment against any Borrower or any other Guarantor shall not impair any other Guarantor's obligation to pay the full amount of the Obligations guaranteed by it under this Article IX. In the event the Administrative Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, the Administrative Agent or any Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by the Administrative Agent or such Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether by the Administrative Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Article IX (subject to the limitations contained in Section 9.1 with respect to the Obligations guaranteed by the non-U.S. Guarantors), notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Administrative Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

         9.9 Limitation. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability under this Article IX (which liability is in any event in addition to amounts for which such entity may be primarily liable as a Borrower or otherwise) shall be limited to an amount not to exceed as of any date of determination the greater of:



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                  (a) the net amount of all Loans advanced to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Guarantor; and

                  (b) the amount which could be claimed by the Administrative Agent and the Lenders from such Guarantor under this Article IX without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor under Section 9.9.

         9.9  Contribution with Respect to Guaranty Obligations.

                  (a) To the extent that any Guarantor shall make a payment under this Article IX of all or any of the Secured Obligations (other than Loans made to that Guarantor as a Borrower for which it is primarily liable) (a "GUARANTOR PAYMENT") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                  (b) As of any date of determination, the "ALLOCABLE AMOUNT" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Article IX without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                  (c) This Section 9.9 is intended only to define the relative rights of the Guarantors and nothing set forth in this Section 9.9 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 9.1. Nothing contained in this Section 9.9 shall limit the liability of any Borrower to pay the Loans made directly or indirectly to that Borrower and accrued interest, fees and expenses with respect thereto for which such Borrower shall be primarily liable.



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                  (d) The parties hereto acknowledge that the rights of
contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

                  (e) The rights of the indemnifying Guarantors against other Borrowers or Guarantors under this Section 9.9 shall be exercisable upon the full and indefeasible payment of the Secured Obligations and the termination of the Commitments.

         9.10 Liability Cumulative. The liability of the Guarantors under this
Article IX is in addition to and shall be cumulative with all liabilities of each Guarantor or Borrower to the Administrative Agent and the Lenders under this Agreement and the other Loan Documents to which such Guarantor or Borrower is a party or in respect of any Obligations or obligation of any other Guarantor or Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         9.11 No Revocation; Term of Guarantee. This Guarantee shall continue in full force and effect and may not be terminated or otherwise revoked until the Secured Obligations shall have been fully and indefeasibly paid (in cash) and discharged and this Agreement and all financing arrangements among the Borrowers, the Subsidiary Borrowers, the Guarantors, the Lenders, the Administrative Agent and the Issuing Lenders shall have been terminated. If, notwithstanding the foregoing, the Guarantors (or any of them) shall have any right under applicable law to terminate or revoke this Guarantee, the Guarantors agree that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Guarantors, is actually received by the Administrative Agent. Such notice shall not affect the right and power of any of the Lenders, any of the Issuing Lenders or the Administrative Agent to enforce rights arising prior to receipt thereof by the Administrative Agent. If any Lender or the Administrative Agent grants loans or takes other action, or any Issuing Bank issues Facility Letters of Credit, after a Guarantor terminates or revokes this Guarantee but before the Administrative Agent receives such written notice, the rights of such Lender or Issuing Bank with respect thereto shall be the same as if such termination or revocation had not occurred. The provisions of this Article IX shall remain in full force and effect, notwithstanding any termination of this Agreement, until the Secured Obligations shall have been fully and indefeasibly paid (in cash) and discharged.


ARTICLE X:  GENERAL PROVISIONS

         10.1 Survival of Representations. All representations and warranties of the Borrowers and Guarantors contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.



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         10.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers and neither the Administrative Agent nor any Issuing Lender shall be obligated to issue any Facility Letter of Credit for the account of any Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         10.3 Performance of Obligations. Each of the Borrowers agrees that the Administrative Agent may, but shall have no obligation to (i) at any time, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any Collateral and (ii) after the occurrence and during the continuance of a Default make any other payment or perform any act required of any Borrower under any Loan Document or take any other action which the Administrative Agent in its discretion deems necessary or desirable to protect or preserve the Collateral, including, without limitation, any action to
(y) effect any repairs or obtain any insurance called for by the terms of any of the Loan Documents and to pay all or any part of the premiums therefor and the costs thereof and (z) pay any rents payable by any Borrower which are more than 30 days past due, or as to which the landlord has given notice of termination, under any lease. The Administrative Agent shall use its best efforts to give the applicable Borrower notice of any action taken under this Section 10.3 prior to the taking of such action or promptly thereafter provided the failure to give such notice shall not affect the applicable Borrower's obligations in respect thereof. Each of the Borrowers agrees to pay the Administrative Agent, upon demand, the principal amount of all funds advanced by the Administrative Agent under this Section 10.3, together with interest thereon at the rate from time to time applicable to Base Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If any Borrower fails to make payment in respect of any such advance under this Section 10.3 within one
(1) Business Day after the date such Borrower receives written demand therefor from the Administrative Agent, the Administrative Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Administrative Agent, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such advance. If such funds are not made available to the Administrative Agent by such Lender within one (1) Business Day after the Administrative Agent's demand therefor, the Administrative Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Effective Federal Funds Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Administrative Agent its Pro Rata Share of any such unreimbursed advance under this Section 10.3 shall neither relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Administrative Agent. All outstanding principal of, and interest on, advances made under this
Section 10.3 shall constitute Obligations secured by the Collateral until paid in full by the Borrowers.



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         10.4 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         10.5 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrowers, the Guarantors, the Administrative Agent and the Lenders and supersede all prior agreements and understandings relating to the subject matter thereof. Upon the Closing Date, the terms of this Agreement shall be the operative terms and the Original Credit Agreement shall have no further force and effect.

         10.6 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other. The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         10.7  Expenses; Indemnification.



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         (A) Expenses. The Borrowers shall reimburse the Administrative Agent and the Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent or the Arranger, which attorneys and paralegals may be employees of the Administrative Agent or the Arranger) paid or incurred by the Administrative Agent or Arranger in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents. Each of the Borrowers also agrees to reimburse the Administrative Agent, the Lenders and the Issuing Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Administrative Agent, the Lenders and the Issuing Lenders, which attorneys and paralegals may be employees of the Administrative Agent, the Lenders or the Issuing Lenders) paid or incurred by the Administrative Agent, any Lender or any Issuing Lender in connection with the collection of the Obligations and enforcement of the Loan Documents. In addition to expenses set forth above, each of the Borrowers agrees to reimburse the Administrative Agent, promptly after the request therefor, for each audit, collateral analysis or other business analysis performed by or for the benefit of the Lenders in connection with this Agreement or the other Loan Documents in an amount equal to the Administrative Agent?s then customary charges for each person employed to perform such audit or analysis, plus all costs and expenses (including without limitation, travel expenses) incurred by the Administrative Agent in the performance of such audit or analysis; provided, however, other than in connection with the initial collateral audit being conducted to establish the Borrowing Base, the Borrowers shall not be obligated to so reimburse the Administrative Agent in an amount in excess of $8,000 for any of such audits, collateral analyses or other business analyses conducted at a time when no Default or Unmatured Default has occurred and is continuing. If requested to do so by the Required Lenders, the Administrative Agent shall be required to conduct such collateral audits on an annual basis or when a Default or Unmatured Default has occurred and is continuing. The Administrative Agent shall provide the Borrowers with a detailed statement of all reimbursements requested under this Section 10.7(A).

         (B) Indemnity. Each of the Borrowers and Guarantors further agrees to defend, protect, indemnify, and hold harmless the Administrative Agent, the Arranger, each and all of the Lenders, each and all of the Issuing Lenders, the Swing Loan Lender and each of their respective Affiliates, and each of such Administrative Agent's, Arranger's, Lender's, Issuing Lender's or Affiliate's respective officers, directors, employees, attorneys and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article IV) (collectively, the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of:



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                  (i) this Agreement, the other Loan Documents, or any act,
         event or transaction related or attendant thereto or to the Stock Acquisition, the making of the Loans, and the issuance of and participation in Letters of Credit hereunder, the management of such Loans or Letters of Credit, the use or intended use of the proceeds of the Loans or Letters of Credit hereunder, or any of the other transactions contemplated by the Loan Documents; or

                  (ii) any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of Brightpoint, its Subsidiaries or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of Brightpoint or its Subsidiaries, the presence of asbestos-containing materials at any respective property of Brightpoint or its Subsidiaries or the Release or threatened Release of any Contaminant into the environment (collectively, the "INDEMNIFIED MATTERS");

provided, however, the Borrowers and Guarantors shall have no obligation to an Indemnitee hereunder with respect to (i) Indemnified Matters caused solely by or resulting solely from the willful misconduct or Gross Negligence of such Indemnitee, as determined by the final non-appealable judgment of a court of competent jurisdiction or (ii) Indemnified Matters arising solely out of a dispute between any Lender and the Administrative Agent. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers and Guarantors shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

         (C) Waiver of Certain Claims; Settlement of Claims. Each of the Borrowers and each of the Guarantors agrees to assert no claim against any of the Indemnitees on any theory of liability for consequential damages, indirect damages, exemplary damages, punitive damages or any other similar theory of damages howsoever categorized. No settlement shall be entered into by Brightpoint or any if its Subsidiaries with respect to any claim, litigation, arbitration or other proceeding relating to or arising out of the transaction evidenced by this Agreement or the other Loan Documents (whether or not the Administrative Agent, any Lender, any Issuing Lender or



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any Indemnitee is a party thereto) unless such settlement releases all
Indemnitees from any and all liability with respect thereto.

         (D) Survival of Agreements. The obligations and agreements of the Borrowers and Guarantors under this Section 10.7 shall survive the termination of this Agreement.

         10.8 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

         10.9 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

         10.10 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         10.11 Nonliability of Lenders. The relationship among the Borrowers and the Lenders, Issuing Lenders, the Swing Line Lender and the Administrative Agent shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender nor any Issuing Lender shall have any fiduciary responsibilities to the Borrowers or to the Guarantors. Neither the Administrative Agent, nor any Lender, nor any Issuing Lender undertakes any responsibility to the Borrowers or the Guarantors to review or inform the Borrowers or Guarantors of any matter in connection with any phase of the Borrowers' or Guarantors' business or operations.

         10.12 GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF ITSELF, THE LENDERS AND THE ISSUING LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE FOREGOING, ANY DISPUTE BETWEEN ANY BORROWER OR ANY GUARANTOR AND THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER



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ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE
WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         10.13  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (B) OTHER JURISDICTIONS. EACH OF THE BORROWERS AND GUARANTORS AGREES THAT THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING LENDER OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST ANY BORROWER OR ANY GUARANTOR OR ANY BORROWER'S OR GUARANTOR'S PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER OR GUARANTOR OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF THE BORROWERS AND GUARANTORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT UNDER THIS CLAUSE (B) BY SUCH PERSON TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON ALL OF WHICH PERMISSIVE COUNTERCLAIMS MAY BE BROUGHT ONLY IN THE JURISDICTION SET FORTH IN CLAUSE (A) ABOVE. EACH OF THE BORROWERS AND GUARANTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).



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         (C) SERVICE OF PROCESS; VENUE. EACH OF THE BORROWERS AND GUARANTORS
WAIVES PERSONAL SERVICE OF PROCESS UPON IT AND, AS ADDITIONAL SECURITY FOR THE SECURED OBLIGATIONS, IRREVOCABLY APPOINTS CT CORPORATION SYSTEM THEIR AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS ISSUED BY ANY COURT. EACH OF THE BORROWERS AND GUARANTORS IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

         (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (E) WAIVER OF BOND. EACH OF THE BORROWERS AND GUARANTORS WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         (F) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 10.13, WITH ITS COUNSEL.



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         10.14 Subordination of Intercompany Indebtedness. Each of the Borrowers
and Guarantors agrees that any and all claims of such Borrower or Guarantor against any other Borrower, any Guarantor, any endorser, obligor or any other guarantor of all or any part of the Secured Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Secured Obligations. Notwithstanding any right of any Borrower or Guarantor to ask, demand, sue for, take or receive any payment from any other Borrower or any Guarantor, all rights, liens and security interests of any Borrower or Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Borrower or any Guarantor
(whether constituting part of Collateral given to any Holder of Secured Obligations or the Administrative Agent to secure payment of all or any part of the Secured Obligations or otherwise) shall be and are subordinated to the rights of the Holders of Secured Obligations and the Administrative Agent in those assets. No Borrower or Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Secured Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied and all financing arrangements among the Borrowers, Guarantors and the Holders of Secured Obligations have been terminated. If all or any part of the assets of any Borrower or Guarantor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Borrower or Guarantor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Borrower or Guarantor is dissolved or if substantially all of the assets of any Borrower or Guarantor are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any such Borrower or Guarantor to any other Borrower or Guarantor ("INTERCOMPANY INDEBTEDNESS") shall be paid or delivered directly to the Administrative Agent for application on any of the Secured Obligations, due or to become due, until such Secured Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied. The Borrowers and the Guarantors irrevocably authorize and empower the Administrative Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of the applicable Borrower or Guarantor such proofs of claim and take such other action, in the Administrative Agent's own name or in the name of the applicable Borrower or Guarantor or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of this Section 10.14. The Administrative Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Secured Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by any Borrower or Guarantor upon or with respect to the Intercompany Indebtedness prior to the satisfaction of all of the Secured Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements among the Borrowers, the Guarantors and the Holders of Secured Obligations, the


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applicable Borrower or Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Secured Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Holders of Secured Obligations, in precisely the form received (except for the endorsement or assignment of the Borrower where necessary), for application to any of the Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Borrower or Guarantor, as applicable, as the property of the Holders of Secured Obligations. If any Borrower or Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are irrevocably authorized to make the same. The Borrowers and Guarantors agree that until the Secured Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements among the Borrowers, Guarantors and the Holders of Secured Obligations have been terminated, the Borrowers and Guarantors will not assign or transfer to any Person (other than the Administrative Agent) any claim such Borrower or Guarantor has or may have against any other Borrower or Guarantor.

         10.15 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.




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ARTICLE XI:  THE ADMINISTRATIVE AGENT

         11.1 Appointment; Nature of Relationship. Bank One is appointed by the Lenders (each reference in this Article XI to a Lender being in its capacity either as a Lender or an Issuing Lender or a Swing Line Lender, or any or all of the foregoing) as the Administrative Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article XI. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Administrative Agent
(i) does not assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

         11.2 Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Lenders, or any obligation to the Lenders to take any action hereunder or under any of the other Loan Documents except any action specifically provided by the Loan Documents required to be taken by the Administrative Agent.

         11.3 General Immunity. Neither the Administrative Agent nor any of its respective directors, officers, agents or employees shall be liable to either of the Borrowers, the Guarantors, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the Gross Negligence or willful misconduct of such Person.

         11.4 No Responsibility for Loans, Creditworthiness, Collateral, Recitals, Etc. Neither the Administrative Agent nor any of its respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the



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performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in
Article IV; (iv) the existence or possible existence of any Default or (v) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Loan Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectibility, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of any Guarantor of any or all of the Obligations, Brightpoint or any of its Subsidiaries.

         11.5 Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (except with respect to actions that require the consent of all of the Lenders as provided in Section 8.3), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all Holders of Secured Obligations. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         11.6 Employment of Agents and Counsel. The Administrative Agent may execute any of its duties hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact, and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement among the Administrative Agent and the Lenders, as the case may be, and all matters pertaining to its duties hereunder and under any other Loan Document.

         11.7 Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

         11.8 The Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrowers or



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Guarantors for which the Administrative Agent is entitled to reimbursement or indemnification by the Borrowers or Guarantors under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents including as a result of a dispute among the Lenders or between any Lender and the Administrative Agent, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, including as a result of a dispute among the Lenders or between any Lender and the Administrative Agent, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the Gross Negligence or willful misconduct of the Administrative Agent.

         11.9 Rights as a Lender. With respect to its Commitments, Loans made by it, the Notes issued to it in its individual capacity and Facility Letters of Credit issued by it as an Issuing Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as through it were not the Administrative Agent, and the term "Lender" or "Lenders" or "Issuing Lender" or "Issuing Lenders", as applicable, shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, enter into Hedging Agreements and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with Brightpoint or any of its Subsidiaries in which such Person is not prohibited hereby from engaging with any other Person.

         11.10 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by Brightpoint, the Borrowers and the Guarantors and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         11.11 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Administrative Agent's giving notice of resignation, then the retiring



                                      136
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Administrative Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent. Notwithstanding anything herein to the contrary, so long as no Default has occurred and is continuing, each such successor Administrative Agent shall be subject to approval by Brightpoint, which approval shall not be unreasonably withheld. Such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

         11.12 Collateral Documents. Each Lender authorizes the Administrative Agent to enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Lender shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Holders of Secured Obligations upon the terms of the Collateral Documents.

         11.13. No Duties Imposed Upon Arranger. None of the Persons identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreement as an "Arranger"shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders identified on the cover page to this Agreement, the signature pages to this Agreement or otherwise in this Agreements as an "Arranger" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. In addition to the agreements set forth in Section 11.10, each of the Lenders acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

ARTICLE XII:  SETOFF; RATABLE PAYMENTS

         12.1 Setoff. In addition to, and without limitation of, any rights of the Lenders or Issuing Lenders under applicable law, if any Default occurs and is continuing, any indebtedness from any Lender or Issuing Lender to any of the Borrowers or Guarantors (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied




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toward the payment of the Obligations owing to such Lender, such Issuing Lender and the other Obligations, whether or not the Obligations, or any part hereof, shall then be due.

         12.2 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Sections 3.1, 3.2 or 3.4) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligation or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

         12.3 Application of Payments. Subject to the provisions of Section 8.2, the Administrative Agent shall, unless otherwise specified at the direction of the Required Lenders which direction shall be consistent with the last sentence of this Section 12.3, apply all payments and prepayments in respect of any Obligations and all proceeds of Collateral in the following order:

                  (A) first, to pay interest on and then principal of any portion of the Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower or Guarantor;

                  (B) second, to pay interest on and then principal of any advance made under Section 10.3 for which the Administrative Agent has not then been paid by the Borrowers or the Guarantors or reimbursed by the Lenders;

                  (C) third, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Administrative Agent;

                  (D) fourth, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Lenders and Issuing Lender;

                  (E) fifth, to pay interest due in respect of Loans and L/C Obligations;

                  (F) sixth, to the ratable payment or prepayment of principal outstanding on Loans and Reimbursement Obligations and Hedging Obligations in such order as the Administrative Agent may determine in its sole discretion;



                                      138
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                  (G) seventh, to provide required cash collateral if any
         pursuant to Section 2.21; and

                  (H) eighth, to the ratable payment of all other Obligations.

Unless otherwise designated (which designation shall only be applicable prior to the occurrence of a Default) by the Borrowers, all principal payments in respect of Loans shall be applied first, to repay outstanding Floating Rate Loans, and then to repay outstanding Fixed Rate Loans with those Fixed Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods. The order of priority set forth in this Section
12.3 and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Administrative Agent, the Lenders, the Issuing Lender and other Holders of Secured Obligations as among themselves. The order of priority set forth in clauses (D) through (H) of this Section 12.3 may at any time and from time to time be changed by the Required Lenders without necessity of notice to or consent of or approval by the Borrowers, the Guarantors, or any other Person. The order of priority set forth in clauses (A) through (C) of this Section 12.3 may be changed only with the prior written consent of the Administrative Agent. The Administrative Agent agrees that any payment which is made by BPI by reason of its independent payment obligation to pay the amount of the Secured Obligations pursuant to and contained in the Pledge of Shares by and between BPI and the Administrative Agent dated April 17, 1998, shall be applied by the Administrative Agent against the Secured Obligations as set forth in this Section 12.3.

         12.4  Relations Among Lenders.

         (a) Except with respect to the exercise of set-off rights of any Lender in accordance with Section 12.1, the proceeds of which are applied in accordance with this Agreement, and each Lender agrees that it will not take any action, nor institute any actions or proceedings, against any Borrower, any Guarantor or any other obligor hereunder or with respect to any Collateral or Loan Document, without the prior written consent of the Required Lenders or, as may be provided in this Agreement or the other Loan Documents, at the direction of the Administrative Agent.

         (b) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

ARTICLE XIII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         13.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers, the Guarantors and the Lenders and their



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respective successors and assigns, except that (i) none of the Borrowers or
Guarantors shall have the right to assign their rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 13.3 hereof. Notwithstanding clause (ii) of this Section 13.1, any Lender may at any time, without the consent of any Borrower, any Guarantor or the Administrative Agent, assign all or any portion of its rights under this Agreement and Notes, if any, issued to it to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the payee of any Note issued to any individual Lender as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 hereof in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of a Note or of an interest in the Loans agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         13.2  Participations.

         (A) Permitted Participants; Effect. Subject to the terms set forth in this Section 13.2, any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, any L/C Interest of such Lender or any other interest of such Lender under the Loan Documents on a pro-rata or non-pro-rata basis; provided that without the prior written consent of the Administrative Agent, the amount of such participation shall not be for less than $5,000,000. Notice of such participation to Brightpoint and the Administrative Agent shall be required prior to any participation becoming effective with respect to a Participant which is not a Lender or an Affiliate thereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrowers and Guarantors under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers, Guarantors and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Article III hereof, the Participants shall be entitled to the same rights as if they were Lenders; provided however that no Participant shall be entitled to receive any greater payment under such Article III than the Lender would have been entitled to receive with respect to the rights participated.



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         (B) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which requires the consent of all of the Lenders under Section 8.3.

         (C) Benefit of Setoff. The Borrowers and the Guarantors agree that each Participant shall be deemed to have the right of setoff provided in Section 12.1 hereof in respect to its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 12.1 hereof with respect to the amount of participating interests sold to each Participant except to the extent such Participant exercises its right of set off. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 12.1 hereof, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

         13.3  Assignments.

         (A) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or a portion of its rights and obligations under this Agreement (including, without limitation, any Commitments, any Loans owing to it, all of its interests as Issuing Lender with respect to Letters of Credit, all of its participation interests in Existing Letters of Credit and Swing Line Loans, and its obligation to participate in additional Facility Letters of Credit, Alternate Currency Credits and Swing Line Loans hereunder) in accordance with the provisions of this Section 13.3. Such assignment shall be substantially in the form of Exhibit H hereto and, without the prior consent of the Administrative Agent, shall not be permitted hereunder unless such assignment is either for all of such Lender's rights and obligations under the Loan Documents or involves Loans and Commitments in an aggregate amount of at least $5,000,000. Notice to the Administrative Agent and Brightpoint and consent of Brightpoint and the Administrative Agent (which consents will not be unreasonably withheld) shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided, however, no consent of Brightpoint shall be required for any assignment to become effective at a time when a Default has occurred and is continuing. Notwithstanding anything in this Section 13.3 to the contrary, any Lender may at any time, without the consent of Brightpoint or the Administrative Agent, assign all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder.



                                      141
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         (B) Effect; Effective Date. Upon (i) delivery to the Administrative
Agent of a notice of assignment, substantially in the form attached as Appendix I to Exhibit H hereto (a "NOTICE OF ASSIGNMENT"), together with any consent required by Section 13.3(A) hereof, and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment, Loans and L/C Obligations under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no consent or action by either of the Borrowers, Guarantors or the Lenders and no further consent or action by the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Commitments, Loans and Letter of Credit participations assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3(B), if requested by the transferor Lender or Purchaser, the transferor Lender, the Administrative Agent and the Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitments, as adjusted pursuant to such assignment provided if no such request is made, the master Note(s) shall reflect their Commitments, as adjusted pursuant to such assignment.

         (C) The Register. The Administrative Agent shall maintain at its address referred to in Section 14.1 a copy of each assignment delivered to and accepted by it pursuant to this Section 13.3 and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments of and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 13.3. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Brightpoint and each of its Subsidiaries, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         13.4 Confidentiality. Subject to Section 13.5, the Administrative Agent and the Lenders shall hold all nonpublic information obtained pursuant to the requirements of this Agreement and identified as such by Brightpoint in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking



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practices. Each of the Administrative Agent and the Lenders agrees that it will not make use of any such confidential information for personal gain or for transactions other than those contemplated by this Agreement, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Administrative Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than Brightpoint and its Subsidiaries provided that such source is not bound by a confidentiality agreement known to the Administrative Agent or such Lender; provided, however, that the Administrative Agent and any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Administrative Agent or such Lender is subject or in connection with an examination of the Administrative Agent or such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable requirement of law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Lender or their respective affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to the Administrative Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (G) to any affiliate of the Administrative Agent or such Lender, or to any prospective Transferee, provided that such affiliate or prospective Transferee agrees to keep such information confidential to the same extent required of the Administrative Agent and the Lenders hereunder; and (H) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which Brightpoint or any of its Subsidiaries is party or is deemed party with the Administrative Agent or such Lender. In any event, the Administrative Agent and the Lenders may make disclosure reasonably required by a prospective Transferee in connection with the contemplated participation or assignment or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such Transferee or prospective Transferee to agree (and require any of its Transferees to agree) to comply with this Section 13.4. In no event shall the Administrative Agent or any Lender be obligated or required to return any materials furnished by the Borrowers or Guarantors; provided, however, each prospective Transferee shall be required to agree that if it does not become a participant or assignee it shall return all materials furnished to it by or on behalf of the Borrowers or Guarantors in connection with this Agreement.

         13.5 Dissemination of Information. Each of the Borrowers and Guarantors authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning Brightpoint and its Subsidiaries and the Collateral; provided that prior to any such disclosure, such prospective Transferee shall agree to preserve in accordance with Section 13.4 the confidentiality of any confidential information described therein.



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ARTICLE XIV:  NOTICES

         14.1 Giving Notice. Except as otherwise permitted by Section 2.11 or the Alternate Currency Addendum with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Documents shall be in writing or by telex or by facsimile and addressed or delivered to such party, with respect to any Borrower or any Guarantor, in care of Brightpoint at the address set forth below, and for any other party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes); or, if by courier, one (1) Business Day after deposit with a reputable overnight carrier services, with all charges paid. Notices to any Borrower or any Guarantor shall be addressed as follows:

                      Brightpoint, Inc.
                      6402 Corporate Drive
                      Indianapolis, IN  46278
                      Attention:  Brian D. Smith and Steven E. Fivel
                      Phone:  317/297-6100
                      Facsimile:  317/387-5479

         14.2 Change of Address. Either of the Borrowers, Guarantors, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

ARTICLE XV:  COUNTERPARTS

         This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page hereof or thereof by facsimile transmission shall be effective as delivery of a manually signed counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Guarantors, the Administrative Agent and the Lenders and each party as notified the Administrative Agent by telex or telephone, that it has taken such action.





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         IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Lenders and the
Administrative Agent have executed this Agreement as of the date first above written.

                                 BRIGHTPOINT, INC., as a Borrower and Guarantor

                                 By: /s/ Steven E. Fivel
                                    --------------------------------------------
                                    Name: Steven E. Fivel
                                         ---------------------------------------
                                    Title: Executive Vice President, General
                                          --------------------------------------
                                           Counsel and Secretary
                                          --------------------------------------

                                 BRIGHTPOINT INTERNATIONAL LTD., as a Borrower and Guarantor

                                 By: /s/ Steven E. Fivel
                                    --------------------------------------------
                                    Name: Steven E. Fivel
                                         ---------------------------------------
                                    Title: Executive Vice President, Secretary
                                          --------------------------------------

                                 BRIGHTPOINT LATIN AMERICA, INC., as a Guarantor

                                 By: /s/ Steven E. Fivel
                                    --------------------------------------------
                                    Name: Steven E. Fivel
                                         ---------------------------------------
                                    Title: Vice President, General Counsel
                                          --------------------------------------
                                           and Secretary
                                          --------------------------------------

                                 WIRELESS FULFILLMENT SERVICES LLC, as a
                                 Guarantor

                                 By: BRIGHTPOINT, INC., its managing member

                                          By: /s/ Steven E. Fivel
                                             -----------------------------------
                                             Name: Steven E. Fivel
                                                  ------------------------------
                                             Title: Vice President and Secretary
                                                   -----------------------------


                                 BRIGHTPOINT AUSTRALIA PTY LIMITED, as a
                                 Subsidiary Borrower and a Guarantor

                                 By: /s/ Steven E. Fivel
                                    --------------------------------------------
                                    Name: Steven E. Fivel
                                         ---------------------------------------
                                    Title: Director
                                          --------------------------------------

                                 BRIGHTPOINT CHINA LIMITED, as a Subsidiary
                                 Borrower and a Guarantor

                                 By: /s/ Steven E. Fivel
                                    ---------------------------------------
                                    Name: Steven E. Fivel
                                         ----------------------------------
                                    Title: Director
                                          ---------------------------------

                                 WINNING LAND COMPANY LIMITED, as a Subsidiary Borrower and a Guarantor

                                 By: /s/ Steven E. Fivel
                                    ---------------------------------------
                                    Name: Steven E. Fivel
                                         ----------------------------------
                                    Title: Director
                                          ---------------------------------

                                 BANK ONE, INDIANA, NATIONAL ASSOCIATION
                                 as the Administrative Agent, the Swing Line
                                 Lender, an Issuing Lender and as a Lender

                                 By: /s/ Scott A. Dvornik
                                    ---------------------------------------
                                    Name: Scott A. Dvornik
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------

                                 NOTICE ADDRESS:

                                 Corporate Banking
                                 One Indiana Square
                                 Suite IN1-7028
                                 Indianapolis, IN 46266
                                 Attention:  William Herrick
                                 Telephone No.: 317/266-5937
                                 Facsimile No.: 317/266-6042


                                 PAYMENT ADDRESS FOR DOLLARS:  Same as above

                                 Eurocurrency Payment Address:  Same as above

                                 ABN AMRO BANK N.V.
                                   as the Alternate Currency Lender


                                 By: /s/ Laurie D. Flom
                                    ---------------------------------------
                                    Name: Laurie D. Flom
                                         ----------------------------------
                                    Title: Group Vice President
                                          ---------------------------------



                                 By: /s/ Wesley P. Pascavis
                                    ---------------------------------------
                                    Name: Wesley P. Pascavis
                                         ----------------------------------
                                    Title: Group Vice President
                                          ---------------------------------


                                 NOTICE ADDRESS:

                                 135 South LaSalle Street
                                 Chicago, IL 60674-9135
                                 Attention: Wesley Pascavis
                                 Telephone No.: (312) 904-2267
                                 Facsimile No.:(312) 606-8425

                                 BANK BOSTON, N.A.
                                   as a Lender

                                 By: /s/ Janet Twomey
                                    ---------------------------------------
                                    Name: Janet Twomey
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------


                                 NOTICE ADDRESS:

                                 BankBoston, N.A.
                                 100 Federal Street
                                 Boston, MA  02110
                                 Attention: Janet Twomey
                                 Telephone No.: (617) 434-3069
                                 Facsimile No.: (617) 434-1574


                                 PAYMENT ADDRESS FOR DOLLARS:

                                 ABA #: 011 000390
                                 Ref: Brightpoint
                                 Attention:  Comm. Loan Svcs. Adm - #49


                                 EUROCURRENCY PAYMENT ADDRESS:

                                 Same as Above

                                 FIRST UNION NATIONAL BANK
                                   as a Lender

                                 By: /s/ Thomas M. Harper
                                    ---------------------------------------
                                    Name:  Thomas M. Harper
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------


                                 NOTICE ADDRESS:
                                 1345 Chestnut Street
                                 Philadelphia, PA 19107-PA4843
                                 Telephone No.: (215) 786-5213
                                 Facsimile No.: (215) 786-2877

                                 PAYMENT ADDRESS FOR DOLLARS:

                                 Same as Above


                                 EUROCURRENCY PAYMENT ADDRESS:

                                 Same as Above

                                 SUNTRUST BANK OF CENTRAL FLORIDA, NATIONAL
                                 ASSOCIATION as a Lender

                                 By: /s/ Christopher A. Black
                                    ---------------------------------------
                                    Name: Christopher A. Black
                                         ----------------------------------
                                    Title: Director
                                          ---------------------------------


                                 NOTICE ADDRESS:

                                 SunTrust Bank of Central Florida, National
                                 Association
                                 10 W. Market Street
                                 500 Market Tower
                                 Indianapolis, IN  46204
                                 Attention: Christopher Black
                                 Telephone No.: (317) 464-5248
                                 Facsimile No.: (317) 464-5249


                                 PAYMENT ADDRESS FOR DOLLARS:

                                 ABA #: 063 102152
                                 Commercial Loans Operations
                                 Account #: 9215004320
                                 For further credit to Brightpoint
                                 Ref: 1045425802


                                 EUROCURRENCY PAYMENT ADDRESS:

                                 Same as Above

                                 THE BANK OF NOVA SCOTIA
                                   as a Lender

                                 By: /s/ F.C.H. Ashby
                                    ---------------------------------------
                                    Name: F.C.H. Ashby
                                         ----------------------------------
                                    Title: Senior Manager Loan Operations
                                          ---------------------------------


                                 NOTICE ADDRESS:

                                 600 Peachtree Street N.E.
                                 Suite 2700
                                 Atlanta, GA  30308
                                 Attention:  Shannon Dancila
                                 Telephone No.: (404) 877-1557
                                 Facsimile No.: (404) 888-8998


                                 PAYMENT ADDRESS FOR DOLLARS:

                                 ABA #: 260 02532
                                 Credit Bank of Nova Scotia, Atlanta
                                 Account: 0606634
                                 Ref: Brightpoint


                                 EUROCURRENCY PAYMENT ADDRESS:

                                 Same as Above

                                 THE PROVIDENT BANK, as a Lender

                                 By: /s/ Christopher W. Caniff
                                    ---------------------------------------
                                    Name: Christopher W. Caniff
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------


                                 NOTICE ADDRESS:

                                 The Provident Bank
                                 20 N. Meridian Street
                                 Suite 400
                                 Indianapolis, IN  46204
                                 Attention: Chris Caniff
                                 Telephone No.: 317/822-1100
                                 Facsimile No.: 317/822-9800


                                 PAYMENT ADDRESS FOR DOLLARS:

                                 ABA #: 042000424
                                 Ref: Brightpoint
                                 Attention: Dee Preyer

                                 EUROCURRENCY PAYMENT ADDRESS:

                                 Deutsche Bank Ag
                                 Account Number: 9582610
                                 Swift Code: Deutdef

                                 THE BANK OF TOKYO-MITSUBISHI, LTD. CHICAGO
                                 BRANCH
                                   as a Lender

                                 By: /s/ Hisashi Miyashiro
                                    ---------------------------------------
                                    Name:  Hisashi Miyashiro
                                         ----------------------------------
                                    Title: Deputy General Manager
                                          ---------------------------------


                                 NOTICE ADDRESS:

                                 227 West Monroe Street
                                 Suite 2300
                                 Chicago, IL  60606
                                 Attention: Christopher Jones
                                 Telephone No.: (312) 696-4656
                                 Facsimile No.: (312) 696-4535


                                 PAYMENT ADDRESS FOR DOLLARS:

                                 ABA #: 071002341
                                 Account Number: 1525720230
                                 Account: Bank of Tokyo-Mitsubishi Ltd. Chicago
                                 Attn: Loan Administration
                                 Ref: Brightpoint

                                 EUROCURRENCY PAYMENT ADDRESS:

                                 Same as Above

                                 THE FUJI BANK, LIMITED
                                   as a Lender

                                 By: /s/ Tetsuo Kamatsu
                                    ------------------------------------------
                                    Name: Tetsuo Kamatsu
                                         -------------------------------------
                                    Title: Senior Vice President & Group Head
                                          ------------------------------------


                                 NOTICE ADDRESS:

                                 225 West Wacker Drive
                                 Suite 2000
                                 Chicago, IL  60606
                                 Attention: James R. Fayen
                                 Telephone No.: (312) 621-0397
                                 Facsimile No.: (312) 621-3386


                                 PAYMENT ADDRESS FOR DOLLARS:

                                 The Fuji Bank, Limited - New York Branch
                                 ABA # 026-009-700
                                 Account No.: 515060
                                 Ref: Brightpoint
                                 Attention:  Loan Administration


                                 EUROCURRENCY PAYMENT ADDRESS:

                                 Same as Above

                                 NATIONAL CITY BANK OF INDIANA
                                   as a Lender


                                 By: /s/ Ed G.Watson, Jr.
                                    ---------------------------------------
                                    Name: Ed G.Watson, Jr.
                                         ----------------------------------
                                    Title: Senior Vice President
                                          ---------------------------------



                                 NOTICE ADDRESS:

                                 National City Bank of Indiana
                                 One National City Center
                                 Suite 200E
                                 Indianapolis, IN  46255
                                 Attention:  Tom Groh
                                 Telephone No.: (317) 267-7422
                                 Facsimile No.: (317) 267-6249


                                 PAYMENT ADDRESS FOR DOLLARS:


                                 National City Bank of Indiana
                                 One National City Center
                                 Indianapolis, IN  46255
                                 ABA #: 0740-0006-5
                                 Ref: G/L #151804
                                 Attention: Commercial Loan Operations
                                 For further credit to:  Brightpoint

                                 EUROCURRENCY PAYMENT ADDRESS:

                                 Same as above

                                 SCHEDULE 1.1.1
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                           Existing Letters of Credit


For Brightpoint, Inc.:

1. $8,000,000 standby letter of credit issued by Bank One, Indiana, National Association, with expiry date of September 30, 1999. Beneficiary is Nokia (HK) Ltd.

2. $7,500,000 standby letter of credit issued by Bank One, Indiana, National Association, with expiry date of January 15, 2000. Beneficiary is American International Specialty Lines Insurance Co.

3. $2,000,000 standby letter of credit issued by ABN AMRO Bank, with expiry date of August 16, 1999. Beneficiary is Nokia (HK) Ltd.

4. $2,000,000 standby letter of credit issued by Bank One, Indiana, National Association, with expiry date of September 30, 1999. Beneficiary is Nokia (HK) Ltd.

5. $750,000 standby letter of credit issued by Bank One, Indiana, National Association, with expiry date of September 30, 1999. Beneficiary is Nokia (HK) Ltd.

6. $167,488 commercial letter of credit issued by Bank One, Indiana, National Association, with expiry date of August 16, 1999. Beneficiary is Kyocera Corporation.

                                 SCHEDULE 1.1.2
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                    Permitted Existing Contingent Obligations

The Permitted Existing Obligations consist of the various contingent obligations incurred in connection with the acquisition of the companies set forth on Exhibit A attached hereto, but only to the extent such amounts do not exceed the limits set forth in Section 5.18 of the Second Amended and Restated Credit Agreement for Contingent Purchase Price Obligations. The contingent payments are based on the performance of the companies that were acquired. Exhibit A sets forth the maximum additional cash payment required if certain performance criteria are met. The performance criteria vary for each acquisition and are set forth in the acquisition documents.

                                    EXHIBIT A
                              TO SCHEDULE 1.1.2 TO
                           SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT
                             (EARNOUT CONSIDERATION)



                  COMPANY                                  CASH
                  LOCATION                             CONSIDERATION
                  --------                             -------------
                  CellDirect - New Zealand             $     135,000
                  Function Communications - Taiwan     $   3,149,000
                  Axess Communications - Netherlands   $   6,000,000
                  CT3 - Venezuela                      $   7,490,000
                  Cellular Services - Brazil           $  20,000,000
                                                       -------------
                           TOTAL                       $  36,774,000

                                 SCHEDULE 1.1.3
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                         Permitted Existing Indebtedness


Brightpoint Sweden Aktiebolag SEK 15,000,000 (approx. US $1,798,000) bank overdraft facility with Skandinaviska Enskilda Banken (Sweden). Secured with a Brightpoint, Inc. guarantee and maturing on 12/31/99.

Brightpoint do Brasil Ltda. BRL 2,000,000 (approx. US $1,099,000) vendor support line of credit with Banco Industrial do Brasil S.A. (Brazil). Maturing on 07/30/99.

                                 SCHEDULE 1.1.4
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                         Permitted Existing Investments

ENTITIES                                             INVESTOR                                          COST
--------                                             --------                                     -------------
Brightpoint FSC, Inc.                                Brightpoint, Inc.                            $       3,081

Brightpoint North America, Inc.                      Brightpoint, Inc.                                    1,000

Brightpoint JBA, LLC                                 Brightpoint, Inc.                                        0

Brightpoint International Ltd.                       Brightpoint, Inc.                              165,819,000

Brightpoint Global Access, Inc.                      Brightpoint, Inc.                                        0

Wireless Fulfillment Services LLC                    Brightpoint, Inc./                               1,700,000
                                                     Brightpoint International Ltd.

Brightpoint Latin America Holdings, Inc.             Brightpoint, Inc.                               73,280,000

EURO-PHONE Sp. z o.o.                                Brightpoint, Inc./                                       0
                                                     Brightpoint International Ltd.

JB Associates, LLC                                   Brightpoint JBA, LLC                                     0

Brightpoint International Holdings B.V.              Brightpoint International Ltd.                           0

Brightpoint Middle East FZE                          Brightpoint International Ltd.                           0

Brightpoint do Brasil Ltda.                          Brightpoint Latin America Holdings, Inc.        18,085,000

Brightpoint de Venezuela C.A.                        Brightpoint Latin America Holdings, Inc.        18,630,000

Brightpoint de Argentina S.A.                        Brightpoint Latin America Holdings, Inc.                 0

Brightpoint de Mexico S.A. de C.V.                   Brightpoint Latin America Holdings, Inc.        16,568,000

Servicios Brightpoint de Mexico S.A. de C.V.         Brightpoint Latin America Holdings, Inc.                 0

Brightpoint Solutions de Mexico S.A. de C.V.         Brightpoint Latin America Holdings, Inc.                 0

Brightpoint Holdings B.V.                            Brightpoint International Holdings B.V.        165,819,000

Brightpoint (France) SARL                            Brightpoint Holdings B.V.                        8,068,000

Eurocom Systems                                      Brightpoint Holdings B.V.                                0

Brightpoint Sweden Aktiebolag                        Brightpoint Holdings B.V.                       10,535,000

ENTITIES                                             INVESTOR                                          COST
--------                                             --------                                     -------------
Brightpoint Germany GmbH                             Brightpoint Holdings B.V.                     $  7,550,000

Brightpoint B.V.                                     Brightpoint Holdings B.V.                       12,687,000

Brightpoint (Ireland) Limited                        Brightpoint Holdings B.V.                       16,190,000

Brightpoint EMA Limited                              Brightpoint Holdings B.V.                                0

Brightpoint Polska Sp. z o.o.                        Brightpoint Holdings B.V.                                0

Brightpoint Netherlands Holdings B.V.                Brightpoint Holdings B.V.                       12,687,000

Brightpoint Holdings Belgium                         Brightpoint Holdings B.V.                           16,000

Brightpoint Unit Trust                               Brightpoint Holdings B.V.                                0

Brightpoint New Zealand Limited                      Brightpoint Holdings B.V.                        1,795,000

Brightpoint Australasia Pty. Limited                 Brightpoint Holdings B.V.                                0

Brightpoint India Private Limited                    Brightpoint Holdings B.V.                                0

Brightpoint China Limited                            Brightpoint Holdings B.V.                       37,503,000

Brightpoint International (Asia Pacific)
Pte Ltd                                              Brightpoint Holdings B.V.                                0

Brightpoint Philippines, Inc.                        Brightpoint Holdings B.V.                        3,480,000

Winning Land Company Limited                         Brightpoint Holdings B.V.                                0

Brightpoint Taiwan Limited                           Brightpoint Holdings B.V.                       11,133,000

Brightpoint GmbH                                     Brightpoint Germany GmbH                         6,055,000

Axess Communications Sp. z o.o.                      Brightpoint B.V.                                         0

Brightpoint (South Africa) (Proprietary)
Limited                                              Brightpoint EMA Limited                          9,978,000

Brightpoint (UK) Limited                             Brightpoint EMA Limited                         16,958,000

Brightpoint Australia Pty Ltd                        Brightpoint International (Asia                 23,365,000
                                                     Pacific) Pte Ltd

R.P.S. Industries Company Ltd.                       Brightpoint International (Asia                    350,000
                                                     Pacific) Pte Ltd

UK Finco Limited Partnership                         Brightpoint (UK) Limited/                                0
                                                     Brightpoint Netherlands Holdings B.V.

ENTITIES                                             INVESTOR                                          COST
--------                                             --------                                     -------------
Brightpoint Zimbabwe (Private) Limited               Brightpoint (South Africa)                    $    172,000
                                                     (Proprietary) Limited

Brightpoint Taiwan                                   Winning Land Company Limited                             0

Brightpoint Norway                                   Brightpoint Sweden Aktiebolag                            0

Brightpoint International Trading                    Brightpoint China Limited                                0
(Shanghai) Co., Ltd.

                                 SCHEDULE 1.1.5
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                            Permitted Existing Liens


Those matters described on Exhibits attached hereto and made a part hereof for all purposes.

                                 SCHEDULE 1.1.6
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                      Existing Alternate Currency Addenda


The following Alternate Currency Addenda are attached hereto and made a part hereof for all purposes.

                      Brightpoint Australia Pty Limited

                      Brightpoint China Limited

                      Winning Land Company Limited

                           SCHEDULE 5.17 - EXHIBIT A
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

     Location               Coverage                                     Policy Dates             Broker
BRIGHTPOINT NA              GL            3533-38-69                     8/1/98-8/1/99          Consolidated
6402 Corporate N. Dr.       WC            7163-74-31                              "                     "
Indianapolis, IN            Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT NA              GL            3533-38-69                     8/1/98-8/1/99          Consolidated
5728 W. 71st St.            WC            7163-74-31                              "                     "
Indianapolis, IN            Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT NA              GL            3533-38-69                     8/1/98-8/1/99          Consolidated
8210 Allison Avenue         WC            7163-74-31                              "                     "
Indianapolis, IN            Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT NA              GL            3533-38-69                     8/1/98-8/1/99          Consolidated
6049 Lakeside Blvd          WC            7163-74-31                              "                     "
Indianapolis, IN            Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT NA              GL            3533-38-69                     8/1/98-8/1/99          Consolidated
2996 Samuel Drive           WC            7163-74-31                              "                     "
Bensalem, PA                Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT NA              GL            3522-38-69                     8/1/98-8/1/99          Consolidated
1450 W. Greg St, Ste.#104   WC            WORKERS COMPENSATION IS HANDLED BY THE NEVADA STATE FUND
Sparks, NV                  Auto          (97) 7322-54-77                8/1/98-8/1/99          Consolidated
                            Property      3533-38-69                              "                     "

BRIGHTPOINT/WIRELESS ST     GL            3533-38-69                     8/1/98-8/1/99          Consolidated
65 Koch Rd. Ste. A&D-K      WC            7163-74-31                              "                     "
Corte Madera, CA            Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT/WIRELESS ST     GL            3533-38-69                     8/1/98-8/1/99          Consolidated
5725 Paradise Drive         WC            7163-74-31                              "                     "
Corte Madera, CA            Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT/WIRELESS ST     GL            3533-38-69                     8/1/98-8/1/99          Consolidated
15 Koch Rd., #A             WC            7163-74-31                              "                     "
Corte Madera, CA            Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT/WIRELESS ST     GL            3533-38-69                     8/1/98-8/1/99          Consolidated
100 Meadowcreek Dr          WC            7163-74-31                              "                     "
Corte Madera, CA            Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "

BRIGHTPOINT LA              GL            3533-38-69                     8/1/98-8/1/99          Consolidated
1572-3 N.W. 82nd St.        WC            7163-74-31                              "                     "
Miami, FL                   Auto          (97) 7322-54-77                         "                     "
                            Property      3533-38-69                              "                     "


     Location                             Carrier                         Limits                Premium
BRIGHTPOINT NA                     Federal Insurance Co                  $1M                  $ 70,290.00
6402 Corporate N. Dr.              Chubb Group                           $1M                  $ 78,147.00
Indianapolis, IN                               "                         $1M                  $  3,750.00
                                   Federal Insurance Co                 $225M Blanket         $140,200.00

BRIGHTPOINT NA                     Federal Insurance Co                  $1M                      incl
5728 W. 71st St.                   Chubb Group                           $1M                      incl
Indianapolis, IN                               "                         $1M                      incl
                                   Federal Insurance Co                 $225M Blanket             incl

BRIGHTPOINT NA                     Federal Insurance Co                  $1M                      incl
8210 Allison Avenue                Chubb Group                           $1M                      incl
Indianapolis, IN                               "                         $1M                      incl
                                   Federal Insurance Co                 $225M Blanket             incl

BRIGHTPOINT NA                     Federal Insurance Co                  $1M                      incl
6049 Lakeside Blvd                 Chubb Group                           $1M                      incl
Indianapolis, IN                               "                         $1M                      incl
                                   Federal Insurance Co                 $225M Blanket             incl

BRIGHTPOINT NA                     Federal Insurance Co                  $1M                      incl
2996 Samuel Drive                  Chubb Group                           $1M                      incl
Bensalem, PA                                   "                         $1M                      incl
                                   Federal Insurance Co                 $225M Blanket             incl

BRIGHTPOINT NA                     Federal Insurance Co                  $1M                      incl
1450 W. Greg St, Ste.#104                                              STATUTORY                  incl
Sparks, NV                         Chubb Group                           $1M                      incl
                                   Federal Insurance Co                 $225M Blanket             incl

BRIGHTPOINT/WIRELESS ST            Federal Insurance Co                  $1M                      incl
65 Koch Rd. Ste. A&D-K             Chubb Group                           $1M                      incl
Corte Madera, CA                               "                         $1M                      incl
                                   Federal Insurance Group              $225M Blanket             incl

BRIGHTPOINT/WIRELESS ST            Federal Insurance Group               $1M                      incl
5725 Paradise Drive                Chubb Group                           $1M                      incl
Corte Madera, CA                               "                         $1M                      incl
                                   Federal Insurance Group              $225M Blanket             incl

BRIGHTPOINT/WIRELESS ST            Federal Insurance Group               $1M                      incl
15 Koch Rd., #A                    Chubb Group                           $1M                      incl
Corte Madera, CA                               "                         $1M                      incl
                                   Federal Insurance Group              $225M Blanket             incl

BRIGHTPOINT/WIRELESS ST            Federal Insurance Group               $1M                      incl
100 Meadowcreek Dr                 Chubb Group                           $1M                      incl
Corte Madera, CA                               "                         $1M                      incl
                                   Federal Insurance Group              $225M Blanket             incl

BRIGHTPOINT LA                     Federal Insurance Co                  $1M                      incl
1572-3 N.W. 82nd St.               Chubb Group                           $1M                      incl
Miami, FL                                      "                         $1M                      incl
                                   Federal Insurance Co                 $225M Blanket             incl



NOTE: THE PROPERTY POLICY CONTAINS A $20 MILLION BLANKET SUBLIMIT FOR BUSINESS INTERRUPTION COVERAGE AT ALL LOCATIONS ON THIS SCHEDULE.

NOTE: DOMESTIC CREDIT RISK INSURANCE IS PROVIDED BY AMERICAN CREDIT INDEMNITY UNDER POLICY NUMBER 352529R WITH EFFECTIVE DATES 4/1/99 THROUGH 3/31/00 AND A $25 MILLION LIMIT

                                  SCHEDULE 5.17
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                                    Insurance


The Insurance is described on Exhibit A attached hereto and made a part hereof for all purposes.

                                  SCHEDULE 5.20
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                           Labor Matters; Compensation

Material Consulting Agreements:

         1.       Lucent Technologies

         2.       SunGard Recovery Services Inc.

Benefit Plans:

         1.       1994 Stock Option Plan of Brightpoint, Inc.

         2.       1996 Stock Option Plan of Brightpoint, Inc.

         3.       Non-Employee Directors Stock Option Plan

         4.       Brightpoint, Inc. Employee Savings Plan (401(k))

         5.       Employee Group Life Plan

         6.       Employee Health Plan

         7.       Employee Stock Purchase Plan

The following employees have a base salary equal to or greater than $200,000:

         1.       Andre Cunha                7.       Robert Schumacher

         2.       Paul Fanelli               8.       Dave Taylor

         3.       J. Mark Howell             9.       Bruce Thomlinson

         4.       Robert J. Laikin          10.       Anders Torstensson

         5.       Eric Leung Chi Kong       11.       Segall Weate

         6.       Phillip Bounsall          12.       Albert Wu

                                 SCHEDULE 5.21
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                             Environmental Matters


                                      NONE

                                  SCHEDULE 5.3
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                      Conflicts and Governmental Consents


                                      NONE

                                SCHEDULE 5.4(A)
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                              Financial Statements


                                 See attached.

                                  SCHEDULE 5.7
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                        Litigation and Loss Contingencies



                  Brightpoint is a defendant in two cases filed in June, 1999, in the United States District Court for the Southern District of Indiana entitled Sakhrani et al. v. Brightpoint, Inc., et al., Cause No. IP 99-0870-C-H/G and Clark et al. v. Brightpoint, Inc., et al., Cause No. IP 99-0943-C-H/G. Both cases purport to assert claims under Section 10(b) of the Securities Exchange Act of 1934 and SEC Rule 10b-5 based on allegations that defendants rendered false and misleading statements and/or omissions concerning the present and future financial condition and business prospects of the company. The cases purport to be brought on behalf of a class consisting of purchasers of Brightpoint stock during the period October 2, 1998 through March 10, 1999. Also named as defendants are certain officers and directors of Brightpoint, Inc. who are alleged to be liable as "controlling persons" under
Section 20(a) of the 1934 Act. Defendants' response to these complaints is not yet due.

                                  SCHEDULE 5.8
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                                                                                                       %
ENTITIES                                  JURISDICTION                INVESTOR                       OWNED
--------                                  ------------                --------                       -----
Brightpoint FSC, Inc.                       Barbados          Brightpoint, Inc.                       100%

Brightpoint North America, Inc.             Indiana           Brightpoint, Inc.                       100%

Brightpoint JBA, LLC                        Indiana           Brightpoint, Inc.                       100%

Brightpoint International Ltd.              Delaware          Brightpoint, Inc.                       100%

Brightpoint Global Access, Inc.             Indiana           Brightpoint, Inc.                       100%

Wireless Fulfillment Services LLC           California        Brightpoint, Inc./                       99%
                                                              Brightpoint International Ltd.            1%

Brightpoint Latin America Holdings, Inc.    Indiana           Brightpoint, Inc.                       100%


EURO-PHONE Sp. z o.o.                       Poland            Brightpoint, Inc./                        1%
                                                              Brightpoint International Ltd.           99%

JB Associates, LLC                                            Brightpoint JBA, LLC                     50%

Brightpoint International Holdings B.V.     Netherlands       Brightpoint International Ltd.          100%

Brightpoint Middle East FZE                 Jebel Ali         Brightpoint International Ltd.          100%

Brightpoint do Brasil Ltda.                 Brazil            Brightpoint Latin America               100%
                                                              Holdings, Inc.

Brightpoint de Venezuela C.A.               Venezuela         Brightpoint Latin America               100%
                                                              Holdings, Inc.

Brightpoint de Argentina S.A.               Argentina         Brightpoint Latin America               100%
                                                              Holdings, Inc.

Brightpoint de Mexico S.A. de C.V.          Mexico            Brightpoint Latin America               100%
                                                              Holdings, Inc.

Servicios Brightpoint de Mexico             Mexico            Brightpoint Latin America               100%
S.A. de C.V.                                                  Holdings, Inc.

Brightpoint Solutions de Mexico             Mexico            Brightpoint Latin America               100%
S.A. de C.V.                                                  Holdings, Inc.

Brightpoint Holdings B.V.                   Netherlands       Brightpoint International               100%
                                                              Holdings B.V.


                                                                                                       %
ENTITIES                                  JURISDICTION                INVESTOR                       OWNED
--------                                  ------------                --------                       -----
Brightpoint (France) SARL                   France            Brightpoint Holdings B.V.               100%

Eurocom Systems                             France            Brightpoint Holdings B.V.               100%

Brightpoint Sweden Aktiebolag               Sweden            Brightpoint Holdings B.V.               100%

Brightpoint Germany GmbH                    Germany           Brightpoint Holdings B.V.               100%

Brightpoint B.V.                            Netherlands       Brightpoint Holdings B.V.               100%

Brightpoint (Ireland) Limited               Ireland           Brightpoint Holdings B.V.               100%

Brightpoint EMA Limited                     United Kingdom    Brightpoint Holdings B.V.               100%

Brightpoint Polska Sp. z o.o.               Poland            Brightpoint Holdings B.V.               100%

Brightpoint Netherlands Holdings B.V.       Netherlands       Brightpoint Holdings B.V.               100%

Brightpoint Holdings Belgium                Belgium           Brightpoint Holdings B.V.               100%

Brightpoint Unit Trust                      Australia         Brightpoint Holdings B.V.               100%

Brightpoint New Zealand Limited             New Zealand       Brightpoint Holdings B.V.               100%

Brightpoint Australasia Pty. Limited        Australia         Brightpoint Holdings B.V.               100%

Brightpoint India Private Limited           India             Brightpoint Holdings B.V.               100%

Brightpoint China Limited                   Hong Kong         Brightpoint Holdings B.V.               100%

Brightpoint International (Asia Pacific)
Pte Ltd                                     Singapore         Brightpoint Holdings B.V.               100%

Brightpoint Philippines, Inc.               Philippines       Brightpoint Holdings B.V./              100%
                                                              Various Directors

Winning Land Company Limited                Taiwan            Brightpoint Holdings B.V.               100%

Brightpoint Taiwan Limited                  Taiwan            Brightpoint Holdings B.V.               100%

Brightpoint GmbH                            Germany           Brightpoint Germany GmbH                100%

Axess Communications Sp. z o.o.             Poland            Brightpoint B.V.                        100%

Brightpoint (South Africa) (Proprietary)
Limited                                     South Africa      Brightpoint EMA Limited                 100%

Brightpoint (UK) Limited                    United Kingdom    Brightpoint EMA Limited                 100%

Brightpoint Australia Pty Ltd               Australia         Brightpoint International (Asia         100%
                                                              Pacific) Pte Ltd

                                                                                                       %
ENTITIES                                  JURISDICTION                INVESTOR                       OWNED
--------                                  ------------                --------                       -----
R.P.S. Industries Company Ltd.              Hong Kong         Brightpoint International (Asia          67%
                                                              Pacific) Pte Ltd

UK Finco Limited Partnership                United Kingdom    Brightpoint (UK) Limited/               100%
                                                              Brightpoint Netherlands Holdings B.V.

Brightpoint Zimbabwe (Private) Limited      Zimbabwe          Brightpoint (South Africa)               55%
                                                              (Proprietary) Limited

Brightpoint Taiwan                          Taiwan            Winning Land Company Limited            100%

Brightpoint Norway                          Norway            Brightpoint Sweden Aktiebolag           100%

Brightpoint International Trading           Hong Kong         Brightpoint China Limited               100%
(Shanghai) Co., Ltd.

                                 SCHEDULE 6.3(F)
                         TO SECOND AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT

                      Permitted Restricted Junior Payments

*Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Amended and Restated Multicurrency Credit Agreement.

1. Any employee stock option or stock-based compensation plans, of Brightpoint, BPI, any Subsidiary Borrower, and any Guarantor, now existing or hereafter implemented from time to time in the ordinary course of business, as any of the same may be amended from time to time and at any time.

2. Those amounts, if any, which may become due and payable to former shareholders (collectively, the "Allied Shareholders") of any of Allied Communications, Inc., Allied Communications of Florida, Inc., Allied Communications of Georgia, Inc., Allied Communications of Illinois, Inc., and Allied Communications of Puerto Rico, Inc. (collectively , the "Allied Companies"), arising pursuant to or in connection with any undertaking by Brightpoint, Inc. to indemnify and hold harmless the Allied Shareholders from and against any tax obligations or liabilities which may be asserted or imposed against any of the Allied Shareholders on account of income earned by any of the Allied Companies prior to June 7, 1996.

3. Any issuance of stock by Brightpoint as payment for, or pursuant to the conversion of, the LYONS(TM).